BlackRock Multi-Sector Opportunities Trust

STATEMENT OF ADDITIONAL INFORMATION

BlackRock Multi-Sector Opportunities Trust (the “Trust”) is a non-diversified, closed-end management investment company with no operating history. This Statement of Additional Information (“SAI”) relating to common shares does not constitute a prospectus, but should be read in conjunction with the prospectus relating thereto dated February 22, 2018. This SAI, which is not a prospectus, does not include all information that a prospective investor should consider before purchasing the Trust’s common shares of beneficial interest (the “common shares”), and investors should obtain and read the prospectus prior to purchasing such shares. A copy of the prospectus may be obtained without charge by calling (800) 882-0052. You may also obtain a copy of the prospectus on the Securities and Exchange Commission’s (the “SEC”) website (http://www.sec.gov). Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the prospectus.

References to the Investment Company Act of 1940, as amended (the “Investment Company Act”), or other applicable law, will include any rules promulgated thereunder and any guidance, interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, including court interpretations, and exemptive, no-action or other relief or permission from the SEC, SEC staff or other authority.

This Statement of Additional Information is dated February 22, 2018.

INVESTMENT OBJECTIVE AND POLICIES

Investment Restrictions

The Trust has adopted restrictions and policies relating to the investment of the Trust’s assets and its activities. Certain of the restrictions are fundamental policies of the Trust and may not be changed without the approval of the holders of a majority of the Trust’s outstanding voting securities (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares), including class approval by a majority of the Trust’s outstanding preferred shares of beneficial interest (“Preferred Shares”), if any (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the Preferred Shares, as a single class, represented at a meeting at which more than 50% of the Trust’s outstanding Preferred Shares are represented or (ii) more than 50% of the outstanding Preferred Shares).

Fundamental Investment Restrictions. Under these fundamental investment restrictions, the Trust may not:

1.	Concentrate its investments in a particular industry, as that term is used in the Investment Company Act.

2.	Borrow money, except as permitted under the Investment Company Act.

3.	Issue senior securities to the extent such issuance would violate the Investment Company Act.

4.	Invest more than 10% of the Trust’s assets in real estate, except the Trust may, without reference to the foregoing limit, purchase and hold securities or other instruments that are secured by, or linked to, real estate or interests therein, securities of real estate investment trusts, mortgage related securities and securities of issuers engaged in the real estate business, and the Trust may, without reference to the foregoing limit, purchase and hold real estate as a result of the ownership of securities or other instruments.

5.	Underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Trust may be deemed to be an underwriting or as otherwise permitted by applicable law.

6.	Purchase or sell commodities or commodity contracts, except as permitted by the Investment Company Act.

7.	Make loans to the extent prohibited by the Investment Company Act.

Notations Regarding the Trust’s Fundamental Investment Restrictions. The following notations are not considered to be part of the Trust’s fundamental investment restrictions and are subject to change without shareholder approval.

With respect to the fundamental policy relating to concentration set forth in (1) above, the Investment Company Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. The policy in (1) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. Government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. Finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents. Each foreign government will be considered to be a member of a separate industry. With respect to the Trust’s industry classifications, the Trust currently utilizes any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Trust management. The policy also will be interpreted to give broad authority to the Trust as to how to classify issuers within or among industries.

With respect to the fundamental policy relating to borrowing money set forth in (2) above, the Investment Company Act permits the Trust to borrow money in amounts of up to one-third of the Trust’s total assets from banks for any purpose, and to borrow up to 5% of the Trust’s total assets from banks or other lenders for temporary purposes. The Trust’s total assets include the amounts being borrowed. To limit the risks attendant to borrowing, the Investment Company Act requires the Trust to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Trust’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase portfolio holdings is known as “leveraging.” Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowings or involve leverage and thus are subject to the Investment Company Act restrictions. In accordance with SEC staff guidance and interpretations, when the Trust engages in such transactions, the Trust, instead of maintaining asset coverage of at least 300%, may segregate or earmark liquid assets, or enter into an offsetting position, in an amount at least equal to the Trust’s exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the SEC). The policy in (2) above will be interpreted to permit the Trust to engage in trading practices and investments that may be considered to be borrowing or to involve leverage to the extent permitted by the Investment Company Act and to permit the Trust to segregate or earmark liquid assets or enter into offsetting positions in accordance with SEC staff guidance and interpretations. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

With respect to the fundamental policy relating to underwriting set forth in (5) above, the Investment Company Act does not prohibit the Trust from engaging in the underwriting business or from underwriting the securities of other issuers. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act of 1933 (“Securities Act”). Although it is not believed that the application of the Securities Act provisions described above would cause the Trust to be engaged in the business of underwriting, the policy in (5) above will be interpreted not to prevent the Trust from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Trust may be considered to be an underwriter under the Securities Act or is otherwise engaged in the underwriting business to the extent permitted by applicable law.

With respect to the fundamental policy relating to lending set forth in (7) above, the Investment Company Act does not prohibit the Trust from making loans (including lending its securities); however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets (including lending its securities), except through the purchase of debt obligations or the use of repurchase agreements. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments (as applicable), as well as delays in the settlement of securities transactions, will not be considered loans.

Non-Fundamental Investment Restrictions. Under its non-fundamental investment restrictions, which may be changed by the Board without shareholder approval, the Trust may not make short sales of securities or maintain a short position, except to the extent permitted by the Trust’s prospectus and SAI, as amended from time to time, and applicable law.

Unless otherwise indicated, all limitations under the Trust’s fundamental or non-fundamental investment restrictions apply only at the time that a transaction is undertaken. Any change in the percentage of the Trust’s assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the Trust’s total assets, including changes resulting from the Trust having a smaller base of assets after a tender offer, will not require the Trust to dispose of an investment until the Advisors determine that it is practicable to sell or close out the investment without undue market or tax consequences.

INVESTMENT POLICIES AND TECHNIQUES

The following information supplements the discussion of the Trust’s investment objective, policies and techniques that are described in the prospectus.

Contingent Convertible Securities

One type of convertible security in which the Trust may invest is contingent convertible securities, sometimes referred to as “CoCos.” CoCos are a form of hybrid debt security issued by banking institutions that are intended to either automatically convert into equity or have their principal written down upon the occurrence of certain “trigger events,” which may include a decline in the issuer’s capital below a specified threshold level, increase in the issuer’s risk weighted assets, the share price of the issuer falling to a particular level for a certain period of time and certain regulatory events. CoCos’ unique equity conversion or principal write-down features are tailored to the issuing banking institution and its regulatory requirements.

CoCos are a newer form of instrument and the regulatory environment for these instruments continues to evolve. Because the market for such securities is evolving, it is uncertain how the larger market for CoCos would react to a trigger event, coupon cancellation, write-down of par value or coupon suspension (as described below) applicable to a single issuer. Following conversion of a CoCo, because the common stock of the issuer may not pay a dividend, investors in such securities could experience reduced yields or no yields at all.

Loss Absorption Risk. CoCos have fully discretionary coupons. This means coupons can potentially be cancelled at the banking institution’s discretion or at the request of the relevant regulatory authority in order to help the bank absorb losses. The liquidation value of a CoCo may be adjusted downward to below the original par value or written off entirely under certain circumstances. The write-down of the security’s par value may occur automatically and would not entitle holders to institute bankruptcy proceedings against the issuer. In addition, an automatic write-down could result in a reduced income rate if the dividend or interest payment associated with the security is based on the security’s par value. Coupon payments may also be subject to approval by the issuer’s regulator and may be suspended in the event there are insufficient distributable reserves. Due to uncertainty surrounding coupon payments, CoCos may be volatile and their price may decline rapidly in the event that coupon payments are suspended.

Subordinated Instruments. CoCos will, in the majority of circumstances, be issued in the form of subordinated debt instruments in order to provide the appropriate regulatory capital treatment prior to a conversion. Accordingly, in the event of liquidation, dissolution or winding-up of an issuer prior to a conversion having occurred, the rights and claims of the holders of the CoCos, such as the Trust, against the issuer in respect of or arising under the terms of the CoCos shall generally rank junior to the claims of all holders of unsubordinated obligations of the issuer. In addition, if the CoCos are converted into the issuer’s underlying equity securities following a conversion event (i.e., a “trigger”), each holder will be subordinated due to their conversion from being the holder of a debt instrument to being the holder of an equity instrument. Such conversion may be automatic.

Unpredictable Market Value Fluctuate. The value of CoCos is unpredictable and will be influenced by many factors including, without limitation: (i) the creditworthiness of the issuer and/or fluctuations in such issuer’s applicable capital ratios; (ii) supply and demand for the CoCos; (iii) general market conditions and available liquidity; and (iv) economic, financial and political events that affect the issuer, its particular market or the financial markets in general.

Municipal Securities

The Trust may invest in municipal securities, which include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, refunding of outstanding obligations and obtaining funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of private activity bonds (“PABs”) (or industrial development bonds, under pre-1986 law) are issued by or on behalf of public authorities to finance various privately owned or operated facilities, including among other things, airports, public ports, mass commuting facilities, multi-family housing projects, as well as facilities for water supply, gas, electricity, sewage or solid waste disposal and other specialized facilities. Other types of PABs, the proceeds of which are used for the construction, equipment or improvement of privately operated industrial or commercial facilities, may constitute municipal securities. The interest on municipal securities may bear a fixed rate or be payable at a variable or floating rate. The two principal classifications of municipal securities are “general obligation” bonds and “revenue” bonds, which latter category includes PABs. Municipal securities typically are issued to finance public projects, such as roads or public buildings, to pay general operating expenses or to refinance outstanding debt. Municipal securities may also be issued for private activities, such as housing, medical and educational facility construction, or for privately owned industrial development and pollution control projects. General obligation bonds are backed by the full faith and credit, or taxing authority, of the issuer and may be repaid from any revenue source. Revenue bonds may be repaid only from the revenues of a specific facility or source. Municipal securities may be issued on a long term basis to provide permanent financing. The repayment of such debt may be secured generally by a pledge of the full faith and credit taxing power of the issuer, a limited or special tax, or any other revenue source, including project revenues, which may include tolls, fees and other user charges, lease payments and mortgage payments. Municipal securities may also be issued to finance projects on a short-term interim basis, anticipating repayment with the proceeds of the later issuance of long-term debt. Obligations are included within the term municipal securities if the interest paid thereon is excluded from gross income for U.S. federal income tax purposes in the opinion of bond counsel to the issuer.

Taxable Municipal Securities. The Trust may invest in taxable municipal securities, which include obligations issued pursuant to the American Recovery and Reinvestment Act of 2009 (the “ARRA”) or other legislation providing for the issuance of taxable municipal debt on which the issuer receives federal support (any bonds so issued are considered “Build America Bonds”). If the Trust invests in Build America Bonds, it expects to invest in direct pay Build America Bonds and “principal only” strips of tax credit Build America Bonds. Provisions of the ARRA relevant to the issuance of Build America Bonds expired on December 31, 2010 and, as such, issuance has ceased.

Short-Term Securities

For temporary defensive purposes or to keep cash on hand fully invested, the Trust may invest up to 100% of its total assets in cash equivalents and short-term securities, which may be either tax-exempt or taxable.

Short-Term Taxable Fixed Income Securities. Short-term taxable fixed income investments include, without limitation, the following:

1. U.S. Government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. Government agencies or instrumentalities. U.S. Government securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurances can be given that it always will do so since it is not so obligated by law. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

2. Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Trust may not be fully insured by the Federal Deposit Insurance Corporation.

3. Repurchase agreements, which involve purchases of debt securities.

4. Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Trust and a corporation. There is no secondary market for such notes. However, they are redeemable by the Trust at any time. The Advisors will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Trust’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand.

Short-Term Tax-Exempt Fixed Income Securities. Short-term tax-exempt fixed income securities are securities that are exempt from regular U.S. federal income tax and mature within three years or less from the date of issuance. Short-term tax-exempt fixed income securities are defined to include, without limitation, the following:

1. Bond Anticipation Notes (“BANs”) are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer’s access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

2. Tax Anticipation Notes (“TANs”) are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. A weakness in an issuer’s capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies could adversely affect the issuer’s ability to meet its obligations on outstanding TANs.

3. Revenue Anticipation Notes (“RANs”) are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer’s ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

4. Construction loan notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

5. Bank notes are notes issued by local government bodies and agencies as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

6. Tax-Exempt Commercial Paper (“municipal paper”) represents very short-term unsecured, negotiable promissory notes, issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources, to the extent the funds are available therefrom. Maturities on municipal paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of municipal paper.

Certain municipal securities may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indices, such as a bank prime rate or tax-exempt money market indices.

While the various types of notes described above as a group represent the major portion of the tax-exempt note market, other types of notes are available in the marketplace and the Trust may invest in such other types of notes to the extent permitted under its investment objective, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

Alternative Lending

Alternative lending, which is sometimes referred to as peer-to-peer lending, online lending or marketplace lending, is a method of financing in which an alternative lending platform facilitates the borrowing and lending of money while generally not relying on deposits for capital to fund loans. It is considered an alternative to more traditional debt financing done through a bank. There are several different models of alternative lending but, very generally, a platform typically matches consumers, small or medium-sized businesses or other types of borrowers with investors that are interested in gaining investment exposure to the loans made to such borrowers. Prospective borrowers are usually required to provide or give access to certain financial information to the platform, such as the intended purpose of the loan, income, employment information, credit score, debt-to-income ratio, credit history (including defaults and delinquencies) and home ownership status, and, in the case of small business loans, business financial statements and personal credit information regarding any guarantor, some of which information is made available to prospective lenders. Often, platforms charge fees to borrowers to cover these screening and administrative costs. Based on this and other relevant supplemental information, the platform usually assigns its own credit rating to the borrower and sets the interest rate for the requested borrowing. Platforms then post the borrowing requests online and investors may choose among the loans, based on the interest rates the loans are expected to yield less any servicing or origination fees charged by the platform or others involved in the lending arrangement, the background data provided on the borrowers and the credit rating assigned by the platform. In some cases, a platform partners with a bank to originate a loan to a borrower, after which the bank sells the loan to the platform or directly to the investor; alternatively, some platforms may originate loans themselves. Some investors, including the Trust, may not review the particular characteristics of the loans in which they invest at the time of investment, but rather negotiate in advance with platforms the general criteria of the investments, as described above. As a result, the Trust is dependent on the platforms’ ability to collect, verify and provide information to the Trust about each loan and borrower.

Platforms may set minimum eligibility standards for borrowers to participate in alternative lending arrangements and may limit the maximum permitted borrowings. Depending on the purpose and nature of the loan, its term may, for example, be as short as six months or shorter, or as long as thirty years or longer. Set forth below is additional information about some of the Trust’s alternative lending-related investments.

Whole Loans. The Trust may invest in whole loans. When the Trust invests directly or indirectly in whole loans, it typically purchases all rights, title and interest in the loans pursuant to a loan purchase agreement directly from the platform or its affiliate. The platform or a third-party servicer typically continues to service the loans, collecting payments and distributing them to investors, less any servicing fees assessed against the Trust, and the servicing entity typically will make all decisions regarding acceleration or enforcement of the loans following any default by a borrower. Where a platform or its affiliate acts as the loan servicer, there is typically a backup servicer in place in case that platform or affiliate ceases or fails to perform these servicing functions. The Trust, as an investor in a whole loan, would be entitled to receive payment only from the borrower and/or any guarantor, and would not be able to recover any deficiency from the platform, except under very narrow circumstances, which may include fraud by the borrower in some cases. As described above, the whole loans in which the Trust may invest may be secured or unsecured.

Asset-Backed Securities. The Trust may directly or indirectly invest in, and/or sell certain of its alternative lending-related investments to, special purpose entities, sometimes referred to as securitization vehicles, formed by third parties for the purpose of acquiring alternative lending-related investments and issuing securities, the payments on which are funded by payments received on such entities’ underlying investments. Such asset-backed securities may be issued in different tranches of debt and residual equity interests with different rights and preferences. The Trust may hold any tranche of such asset-backed securities. Such a securitization vehicle may be formed by a platform, a pooled investment vehicle or any other entity.

Shares, Certificates, Notes or Other Securities. The Trust may also invest directly or indirectly in shares, certificates, notes or other securities representing the right to receive principal and interest payments due on fractions of whole loans or pools of whole loans. The platform or a separate special purpose entity organized by or on behalf of the platform may hold the whole loans underlying such securities on its books and issue to the Trust, as an investor, a share, certificate, note or other security, the payments on which track and depend upon the borrower payments on the underlying loans. As with whole loans, the platforms or third-party servicers typically continue to service the underlying loans on which the performance of such securities is based. Such securities may be linked to any of the types of whole loans in which the Trust may invest directly. Such securities may also track fractions of a whole loan. These securities may be sold through publicly registered offerings or through unregistered private offerings.

Funding Agreements

The Trust may invest in Guaranteed Investment Contracts and similar funding agreements. In connection with these investments, the Trust makes cash contributions to a deposit fund of an insurance company’s general account. The insurance company then credits to the Trust on a monthly basis guaranteed interest, which is based on an index (such as LIBOR). The funding agreements provide that this guaranteed interest will not be less than a certain minimum rate. The purchase price paid for a funding agreement becomes part of the general assets of the insurance company, and the contract is paid from the general assets of the insurance company. Generally, funding agreements are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in some funding agreements does not currently exist.

Litigation Finance

Litigating and settling private lawsuits can be a very lengthy and expensive process. Parties to a litigation and/or their counsel are in need of immediate funds for a variety of reasons. The Trust may enter into arrangement with a plaintiff or law firm in order to provide capital to fund litigation in exchange for a portion of the award or settlement. Generally, the recipient of such financing is not obligated to make any payment unless and until litigation proceeds are actually received by the litigant or their counsel. If the matter fails to be resolved, or is resolved adversely to the plaintiff, there is generally no obligation to pay anything and the Trust would suffer a complete loss of the capital invested.

Guarantees

The Trust may purchase securities which contain guarantees issued by an entity separate from the issuer of the security. Generally, the guarantor of a security (often an affiliate of the issuer) will fulfill an issuer’s payment obligations under a security if the issuer is unable to do so.

Rights Offerings and Warrants to Purchase

The Trust may participate in rights offerings and may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of rights or warrants involves the risk that the Trust could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the rights’ and warrants’ expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security. Buying a warrant does not make the Trust a shareholder of the underlying stock.

Depositary Receipts

The Trust may invest in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and other similar global instruments, which are generally subject to risks associated with equity securities and investments in non-U.S. securities. ADRs typically are issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a non-U.S. corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts, are receipts issued in Europe, typically by non-U.S. banks and trust companies, that evidence ownership of either non-U.S. or domestic underlying securities. GDRs are depositary receipts structured like global debt issues to facilitate trading on an international basis. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer.

Master Limited Partnerships

Master Limited Partnerships (“MLPs”) are limited partnerships or limited liability companies taxable as partnerships. MLPs may derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. When investing in an MLP, the Trust intends to purchase publicly traded common units issued to limited partners of the MLP. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management.

Exchange Traded Notes (“ETNs”)

The Trust may invest in ETNs. ETNs are generally notes representing debt of the issuer, usually a financial institution. ETNs combine both aspects of bonds and ETFs. An ETN’s returns are based on the performance of one or more underlying assets, reference rates or indexes, minus fees and expenses. Similar to ETFs, ETNs are listed on an Exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the specific asset, index or rate (“reference instrument”) to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments, and principal is not protected.

The value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, the performance of the reference instrument, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the reference instrument. An ETN that is tied to a reference instrument may not replicate the performance of the reference instrument. ETNs also incur certain expenses not incurred by their applicable reference instrument. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Levered ETNs are subject to the same risk as other instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.

Because the return on the ETN is dependent on the issuer’s ability or willingness to meet its obligations, the value of the ETN may change due to a change in the issuer’s credit rating, despite no change in the underlying reference instrument. The market value of ETN shares may differ from the value of the reference instrument. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the assets underlying the reference instrument that the ETN seeks to track.

There may be restrictions on the Trust’s right to redeem its investment in an ETN, which are generally meant to be held until maturity. The Trust’s decision to sell its ETN holdings may be limited by the availability of a secondary market. An investor in an ETN could lose some or all of the amount invested.

Participation Notes

The Trust may buy participation notes from a bank or broker-dealer (“issuer”) that entitle the Trust to a return measured by the change in value of an identified underlying security or basket of securities (collectively, the “underlying security”). Participation notes are typically used when a direct investment in the underlying security is restricted due to country-specific regulations.

The Trust is subject to counterparty risk associated with each issuer. Investment in a participation note is not the same as investment in the constituent shares of the company. A participation note represents only an obligation of the issuer to provide the Trust the economic performance equivalent to holding shares of an underlying security. A participation note does not provide any beneficial or equitable entitlement or interest in the relevant underlying security. In other words, shares of the underlying security are not in any way owned by the Trust. However each participation note synthetically replicates the economic benefit of holding shares in the underlying security. Because a participation note is an obligation of the issuer, rather than a direct investment in shares of the underlying security, the Trust may suffer losses potentially equal to the full value of the participation note if the issuer fails to perform its obligations. The Trust attempts to mitigate that risk by purchasing only from issuers which the Advisors deem to be creditworthy.

The counterparty may, but is not required to, purchase the shares of the underlying security to hedge its obligation. The Trust may, but is not required to, purchase credit protection against the default of the issuer. When the participation note expires or the Trust exercises the participation note and closes its position, the Trust receives a payment that is based upon the then-current value of the underlying security converted into U.S. dollars (less transaction costs). The price, performance and liquidity of the participation note are all linked directly to the underlying security. The Trust’s ability to redeem or exercise a participation note generally is dependent on the liquidity in the local trading market for the security underlying the participation note.

Life Settlement Investments

The Trust may invest in life settlements, which are sales to third parties, such as the Trust, of existing life insurance contracts for more than their cash surrender value but less than the net benefits to be paid under the policies. When the Trust acquires such a contract, it pays the policy premiums in return for the expected receipt of the net benefit as the beneficiary under the policy. Investments in these contracts involve certain risks, including liquidity risk, credit risk of the insurance company, and inaccurate estimations of life expectancy of the insured individuals (“viators”). These policies are considered illiquid in that they are bought and sold in a secondary market through life settlement agents. Also, in the event of a bankruptcy of the insurance carrier for a policy, the Trust may receive reduced or no benefits under the contract. The Trust seeks to minimize credit risk by investing in policies issued by a diverse range of highly-rated insurance carriers. Furthermore, the Trust may encounter losses on its investments if there is an inaccurate estimation of the life expectancies of viators. The Trust intends to reduce this life expectancy risk by investing only in contracts where the life expectancy was reviewed by an experienced actuary, as well as by diversifying its investments across viators of varying ages and medical profiles. In addition, it is unclear whether the income from life settlements is qualifying income for purposes of the IRS 90% gross income test the Trust must satisfy each year to qualify as a regulated investment company (“RIC”). The Trust intends to monitor its investments to ensure that the Trust remains qualified as a RIC.

Commodities

The Trust may invest directly in commodities. Commodities include, without limitation, minerals, metals (including precious, industrial and rare metals), steel, agricultural products and commodities, livestock, environmental commodities, wool, ethanol, chemicals, forest products (including wood, pulp and paper), plastic, rubber, sugar, cotton, cocoa, coffee, basic materials, building materials, water, oil, gas, consumable fuel, energy and other natural resources. Unlike financial instruments, there are costs of physical storage and insurance associated with purchasing a commodity, which would not be directly associated with a futures contract for the same commodity.

Strategic Transactions and Other Management Techniques

As described in the prospectus, the Trust may purchase and sell futures contracts, enter into various interest rate transactions such as swaps, caps, floors or collars, currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures and swap contracts (including, but not limited to, credit default swaps index products, credit default swaps, total return swaps and interest rate swaps) and may purchase and sell exchange-listed and over-the-counter (“OTC”) put and call options on securities and swap contracts, financial indices and futures contracts and use other derivative instruments or management techniques (collectively, “Strategic Transactions”). This section contains various additional information about the type of Strategic Transactions in which the Trust may engage.

Swaptions. A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Trust may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, the Trust will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Trust purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Trust writes a swaption, upon exercise of the option the Trust will become obligated according to the terms of the underlying agreement.

Foreign Exchange Transactions. The Trust may engage in spot and forward foreign exchange transactions and currency swaps, purchase and sell options on currencies and purchase and sell currency futures and related options thereon (collectively, “Currency Instruments”) for purposes of hedging against the decline in the value of currencies in which its portfolio holdings are denominated against the U.S. dollar or may seek to enhance returns. Such transactions could be effected with respect to hedges on foreign dollar denominated securities owned by the Trust, sold by the Trust but not yet delivered, or committed or anticipated to be purchased by the Trust. As an illustration, the Trust may use such techniques to hedge the stated value in U.S. dollars of an investment in a yen-denominated security. In such circumstances, for example, the Trust may purchase a foreign currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the yen relative to the dollar will tend to be offset by an increase in the value of the put option. To offset, in whole or in part, the cost of acquiring such a put option, the Trust may also sell a call option which, if exercised, requires it to sell a specified amount of yen for dollars at a specified price by a future date (a technique called a “straddle”). By selling such a call option in this illustration, the Trust gives up the opportunity to profit without limit from increases in the relative value of the yen to the dollar. “Straddles” of the type that may be used by the Trust are considered to constitute hedging transactions. The Trust may not attempt to hedge any or all of its foreign portfolio positions.

Forward Foreign Currency Contracts. The Trust may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time the forward currency contract is entered into. Forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers. The Trust may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Trust intends to acquire. The Trust may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or a dividend or interest payment denominated in a foreign currency. The Trust may also use forward currency contracts to shift the Trust’s exposure to foreign currency exchange rate changes from one currency to another. For example, if the Trust owns securities denominated in a foreign currency and the Advisors believe that currency will decline relative to another currency, the Trust might enter into a forward currency contract to sell the appropriate amount of the first foreign currency with payment to be made in the second currency. The Trust may also purchase forward currency contracts to enhance income when the Advisors anticipate that the foreign currency will appreciate in value but securities denominated in that currency do not present attractive investment opportunities. The Trust may also use forward currency contracts to hedge against a decline in the value of existing investments denominated in a foreign currency. Such a hedge would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Trust could also hedge the position by entering into a forward currency contract to sell another currency expected to perform similarly to the currency in which the Trust’s existing investments are denominated. This type of transaction could offer advantages in terms of cost, yield or efficiency, but may not hedge currency exposure as effectively as a simple forward currency transaction to sell U.S. dollars. This type of transaction may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated. The Trust may also use forward currency contracts in one currency or a basket of currencies to attempt to hedge against fluctuations in the value of securities denominated in a different currency if the Advisors anticipate that there will be a correlation between the two currencies.

The cost to the Trust of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Trust enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of some or all of any expected benefit of the transaction. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurances that the Trust will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Trust might be unable to close out a forward currency contract. In either event, the Trust would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or liquid assets in a segregated account. The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, the Trust might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain.

Options. The Trust may also use options as Strategic Transactions.

Call Options. The Trust may purchase call options on any of the types of securities or instruments in which it may invest. A purchased call option gives the Trust the right to buy, and obligates the seller to sell, the underlying security at the exercise price at any time during the option period. The Trust also may purchase and sell call options on indices. Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater than the exercise price of the option.

The Trust may write (i.e., sell) covered call options on the securities or instruments in which it may invest and enter into closing purchase transactions with respect to certain of such options. A covered call option is an option in which the Trust, in return for a premium, gives another party a right to buy specified securities owned by the Trust at a specified future date and price set at the time of the contract. The principal reason for writing call options is the attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, the Trust gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Trust’s ability to sell the underlying security will be limited while the option is in effect unless the Trust enters into a closing purchase transaction. A closing purchase transaction cancels out the Trust’s position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options also serve as a partial hedge to the extent of the premium received against the price of the underlying security declining.

The Trust may write (i.e., sell) uncovered call options on securities or instruments in which it may invest but that are not currently held by the Trust. The principal reason for writing uncovered call options is to realize income without committing capital to the ownership of the underlying securities or instruments. When writing uncovered call options, the Trust must deposit and maintain sufficient margin with the broker-dealer through which it made the uncovered call option as collateral to ensure that the securities can be purchased for delivery if and when the option is exercised. In addition, in connection with each such transaction the Trust will segregate, or designate on its books and records, liquid assets or cash with a value at least equal to the Trust’s exposure (the difference between the unpaid amounts owed by the Trust on such transaction minus any collateral deposited with the broker-dealer), on a marked-to-market basis (as calculated pursuant to requirements of the SEC). Such segregation or earmarking will ensure that the Trust has assets available to satisfy its obligations with respect to the transaction and will avoid any potential leveraging of the Trust’s portfolio. Such designation will not limit the Trust’s exposure to loss. During periods of declining securities prices or when prices are stable, writing uncovered calls can be a profitable strategy to increase the Trust’s income with minimal capital risk. Uncovered calls are riskier than covered calls because there is no underlying security held by the Trust that can act as a partial hedge. Uncovered calls have speculative characteristics and the potential for loss is unlimited. When an uncovered call is exercised, the Trust must purchase the underlying security to meet its call obligation. There is also a risk, especially with less liquid preferred and debt securities, that the securities may not be available for purchase. If the purchase price exceeds the exercise price, the Trust will lose the difference. These types of written call options, while described as “uncovered” in this context, are considered “covered” for purposes of the Trust’s options writing strategy described in the prospectus.

Put Options. The Trust may purchase put options. By buying a put option, the Trust acquires a right to sell such underlying securities or instruments at the exercise price, thus limiting the Trust’s risk of loss through a decline in the market value of the securities or instruments until the put option expires. The amount of any appreciation in the value of the underlying securities or instruments will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Trust’s position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased.

The Trust also may write (i.e., sell) put options on the types of securities or instruments that may be held by the Trust, provided that such put options are covered, meaning that such options are secured by liquid assets segregated or earmarked on the Trust’s books and records. The Trust will receive a premium for writing a put option, which increases the Trust’s return.

The Trust also may write (i.e., sell) uncovered put options on securities or instruments in which it may invest but that the Trust does not currently have a corresponding short position or has not deposited cash equal to the exercise value of the put option with the broker dealer through which it made the uncovered put option as collateral. The principal reason for writing uncovered put options is to receive premium income and to acquire such securities or instruments at a net cost below the current market value. The Trust has the obligation to buy the securities or instruments at an agreed upon price if the securities or instruments decrease below the exercise price. If the securities or instruments price increases during the option period, the option will expire worthless and the Trust will retain the premium and will not have to purchase the securities or instruments at the exercise price. In connection with such transaction, the Trust will segregate or designate on its books and records liquid assets or cash with a value at least equal to the Trust’s exposure, on a marked-to-market basis (as calculated pursuant to requirements of the SEC). Such designation will ensure that the Trust has assets available to satisfy its obligations with respect to the transaction and will avoid any potential leveraging of the Trust’s portfolio. Such designation will not limit the Trust’s exposure to loss.

The Trust will not sell puts if, as a result, more than 50% of the Trust’s total assets would be required to cover its potential obligations under its hedging and other investment transactions. In selling puts, there is a risk that the Trust may be required to buy the underlying security at a price higher than the current market price.

Additional Information About Options. In the case of either put or call options that it has purchased, if the option expires without being sold or exercised, the Trust will experience a loss in the amount of the option premium plus any commissions paid by the Trust. When the Trust sells put and call options, it receives a premium as the seller of the option. The premium that the Trust receives for selling the option will serve as a partial and limited (to the dollar amount of the premium) hedge, in the amount of the option premium, against changes in the value of the securities in its portfolio. During the term of the option, however, a covered call seller has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price of the option if the value of the underlying security increases, but has retained the risk of loss should the price of the underlying security decline. Conversely, a put seller retains the risk of loss should the market value of the underlying security decline below the exercise price of the option, less the premium received on the sale of the option. The Trust may purchase and sell exchange-listed options and OTC options (“OTC Options”) which are privately negotiated with the counterparty. Listed options are issued by the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options.

The Trust’s ability to close out its position as a purchaser or seller of an exchange-listed put or call option is dependent upon the existence of a liquid secondary market on option exchanges. Among the possible reasons for the absence of a liquid secondary market on an Exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an Exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been listed by the OCC as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms. OTC Options are purchased from or sold to dealers, financial institutions or other counterparties which have entered into direct agreements with the Trust. With OTC Options, such variables as expiration date, exercise price and premium will be agreed upon between the Trust and the counterparty, without the intermediation of a third party such as the OCC. If the counterparty fails to make or take delivery of the securities underlying an option it has written, or otherwise settle the transaction in accordance with the terms of that option as written, the

Trust would lose the premium paid for the option as well as any anticipated benefit of the transaction. OTC Options and assets used to cover OTC Options written by the Trust are considered by the staff of the SEC to be illiquid. The illiquidity of such options or assets may prevent a successful sale of such options or assets, result in a delay of sale, or reduce the amount of proceeds that might otherwise be realized.

The hours of trading for options on debt securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

Hybrid Securities. A hybrid instrument is a type of potentially high-risk derivative that combines a traditional bond, stock or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil. Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the Trust to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the Trust’s common shares if the Trust invests in hybrid instruments.

New Products. The financial markets continue to evolve and financial products continue to be developed. The Trust reserves the right to invest in new financial products as they are developed or become more widely accepted. As with any new financial product, these products will entail risks, including risks to which the Trust currently is not subject.

The principal risks relating to the use of futures contracts and other Strategic Transactions are: (i) less than perfect correlation between the prices of the instrument and the market value of the securities in the Trust’s portfolio; (ii) possible lack of a liquid secondary market for closing out a position in such instruments; (iii) losses resulting from interest rate or other market movements not anticipated by the Advisors; and (iv) the obligation to meet additional variation margin or other payment requirements, all of which could result in the Trust being in a worse position than if such transactions had not been used.

Certain provisions of the Internal Revenue Code of 1986, as amended (the “Code”) may restrict or affect the ability of the Trust to engage in Strategic Transactions. See “Tax Matters.”

ADDITIONAL RISK FACTORS

Municipal Securities Market Risk

Economic exposure to the municipal securities market involves certain risks. The municipal market is one in which dealer firms make markets in bonds on a principal basis using their proprietary capital, and during the financial crisis of 2007-2009 these firms’ capital was severely constrained. As a result, some firms were unwilling to commit their capital to purchase and to serve as a dealer for municipal securities. Certain municipal securities may not be registered with the SEC or any state securities commission and will not be listed on any national securities exchange. The amount of public information available about the municipal securities to which the Trust is economically exposed is generally less than that for corporate equities or bonds, and the investment performance of the Trust may therefore be more dependent on the analytical abilities of the Advisors than would be a fund investing solely in stocks or taxable bonds. The secondary market for municipal securities, particularly the below investment grade securities to which the Trust may be economically exposed, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Trust’s ability to sell such securities at attractive prices or at prices approximating those at which the Trust currently values them.

In addition, many state and municipal governments that issue securities are under significant economic and financial stress and may not be able to satisfy their obligations. The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. The taxing power of any governmental entity may be limited by provisions of state constitutions or laws and an entity’s credit will depend on many factors, including the entity’s tax base, the extent to which the entity relies on federal or state aid, and other factors which are beyond the entity’s control. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations or on the ability of municipalities to levy taxes. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, holders of municipal securities could experience delays in collecting principal and interest and such holders may not, in all circumstances, be able to collect all principal and interest to which they are entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Trust may take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase the Trust’s operating expenses. Any income derived from the Trust’s ownership or operation of such assets may not be tax-exempt or may fail to generate qualifying income for purposes of the income tests applicable to RICs.

Taxable Municipal Securities Risk. Build America Bonds involve similar risks as municipal bonds, including credit and market risk. In particular, should a Build America Bond’s issuer fail to continue to meet the applicable requirements imposed on the bonds as provided by the ARRA, it is possible that such issuer may not receive federal cash subsidy payments, impairing the issuer’s ability to make scheduled interest payments. The Build America Bond program expired on December 31, 2010 and no further issuance is permitted unless Congress renews the program. As a result, the number of available Build America Bonds is limited, which may negatively affect the value of the Build America Bonds. In addition, there can be no assurance that Build America Bonds will be actively traded. It is difficult to predict the extent to which a market for such bonds will continue, meaning that Build America Bonds may experience greater illiquidity than other municipal obligations. The Build America Bonds outstanding as of December 31, 2010 will continue to be eligible for the federal interest rate subsidy, which continues for the life of the Build America Bonds; however, no bonds issued following expiration of the Build America Bond program will be eligible for the U.S. federal tax subsidy.

Warrants Risk

If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Trust loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Rights Risk

The failure to exercise subscription rights to purchase common stock would result in the dilution of the Trust’s interest in the issuing company. The market for such rights is not well developed, and, accordingly, the Trust may not always realize full value on the sale of rights.

Default Risk

The value of the Trust’s investments in whole loans and other alternative lending-related securities, such as shares, certificates, notes or other securities representing an interest in and the right to receive principal and interest payments due on whole loans or fractions of whole loans, is entirely dependent on the borrowers’ continued and timely payments. The Trust receives payments on such investments only if the party servicing the loans receives the borrower’s payments on the corresponding or underlying loan and passes such payments through to the Trust. If a borrower fails to make interest payments or repay principal when due on a loan in which the Trust has investment exposure, or if the value of such a loan decreases, the value of the Trust’s investments will be adversely affected. There can be no assurance that payments due on underlying loans will be made.

If a borrower is unable or fails to make payments on a loan for any reason, the Trust may be greatly limited in its ability to recover any outstanding principal or interest due, as (among other reasons) the Trust may not have direct recourse against the borrower or may otherwise be limited in its ability to directly enforce its rights under the loan, whether through the borrower or the platform through which such loan was originated, the loan may be unsecured or under-collateralized and/or it may be impracticable to commence a legal proceeding against the defaulting borrower. If the Trust were unable to recover unpaid principal or interest due, this would cause the Trust’s net asset value to decrease. The Trust generally will not be able to offset losses on defaulting loans by looking to collateral or obligations of guarantors, insurers or governmental authorities, as many of the loans to which the Trust has exposure are obligations not secured by collateral or (except for certain loans to businesses) backed by any guarantee.

Borrowings obtained through alternative lending platforms may not limit borrowers from incurring additional debt. If a borrower incurs additional debt obligations after obtaining a loan through an alternative lending platform, the borrower’s creditworthiness may diminish and any additional obligations could cause the borrower to experience financial distress, insolvency or bankruptcy, all of which would impair the borrower’s ability to repay the loan underlying the Trust’s investment. Furthermore, the ability of secured creditors to pursue remedies against the collateral of the borrower may impair the borrower’s ability to repay its unsecured loan or it may impair the platform’s or loan servicer’s ability to collect on the loan upon default. The loans in which the Trust invests generally do not include any cross-default provisions. Cross-default provisions render a default on one outstanding debt obligation an automatic default on another debt obligation of the borrower, which permits creditors to react more quickly to take steps to protect their interests. In contrast, the loans in which the Trust invests typically will be placed in default or referred to collection only if there are independent defaults on such loans, irrespective of whether the borrower has defaulted on a different debt obligation. Not only will the Trust not benefit from such protective provisions, the Trust also generally will not be made aware of any additional debt incurred by a borrower or whether such debt is secured or unsecured. Default rates on loans obtained through alternative lending platforms may be adversely affected by a number of factors outside the Trust’s control, such as economic downturns or general economic or political conditions, including prevailing interest rates, the rate of unemployment, the level of consumer confidence, residential real estate values, the value of the various currencies, energy prices, changes in consumer spending, the number of personal bankruptcies, insolvencies, disruptions in the credit markets, the borrower’s personal circumstances and other factors.

The default history for alternative lending borrowing arrangements is limited. Future defaults may be higher than historical defaults and the timing of defaults may vary significantly from historical observations. The credit profile and interest rates available to certain borrowers who seek credit through alternative lending platforms may result in a higher rate of default for alternative lending related securities as compared with the debt instruments associated with more traditional lending models, such as banks, although pursuant to the Trust’s Fundamental Investment Restrictions, the Trust may not invest in loans that are of subprime quality at the time of investment. If the impact of defaults on loans to which the Trust has exposure exceeds the profits on non-defaulting loans, the Trust will be unable to achieve its investment objective. The Trust’s investments in equity securities issued by the platforms themselves (or their affiliates) are also subject to the risk of loss. If a platform defaults on its outstanding obligations, the Trust’s equity interest in the platform may be diminished or extinguished and the Trust can expect to realize on any such investments only to the extent that the platform’s creditors are made whole and the platform still has residual profits that would benefit equity holders.

Platform Risk

The Trust receives payments on whole loans or securities representing the right to receive principal and interest payments due on loans only if the platform servicing the loans receives the borrower’s payments on such loans and passes such payments through to the Trust. If a borrower is unable or fails to make payments on a loan for any reason, the Trust may be greatly limited in its ability to recover any outstanding principal or interest due, as (among other reasons) the Trust may not have direct recourse against the borrower or may otherwise be limited in its ability to directly enforce its rights under the loan, whether through the borrower or the platform through which such loan was originated, the loan may be unsecured or under-collateralized and/or it may be impracticable to commence a legal proceeding against the defaulting borrower.

The Trust may have limited knowledge about the underlying loans and is dependent upon the platform for information regarding underlying loans. Although the Trust conducts diligence on the platforms, the Trust generally does not have the ability to independently verify the information provided by the platforms, other than payment information regarding loans and other alternative lending-related securities owned by the Trust, which the Trust observes directly as payments are received. Some investors, including the Trust, may not review the particular characteristics of the loans in which they invest at the time of investment, but rather negotiate in advance with platforms the general criteria of the investments, as described above. As a result, the Trust is dependent on the platforms’ ability to collect, verify and provide information to the Trust about each loan and borrower.

The Trust relies on the borrower’s credit information, which is provided by the platforms. However, such information may be out of date, incomplete or inaccurate and may, therefore, not accurately reflect the borrower’s actual creditworthiness. Platforms may not have an obligation to update borrower information, and, therefore, the Trust may not be aware of any impairment in a borrower’s creditworthiness subsequent to the making of a particular loan. Although the Trust conducts diligence on the credit scoring methodology used by platforms from which the Trust purchases alternative lending-related securities, the Trust typically does not have access to all of the data that platforms utilize to assign credit scores to particular loans purchased directly or indirectly by the Trust, and does not independently diligence or confirm the truthfulness of such information or otherwise evaluate the basis for the platform’s credit score of those loans. As a result, the Trust may make investments based on outdated, inaccurate or incomplete information. In addition, the platforms’ credit decisions and scoring models are based on algorithms that could potentially contain programming or other errors or prove to be ineffective or otherwise flawed. This could adversely affect loan pricing data and approval processes and could cause loans to be mispriced or misclassified, which could ultimately have a negative impact on the Trust’s performance.

In addition, the underlying loans, in some cases, may be affected by the success of the platforms through which they are facilitated. Therefore, disruptions in the businesses of such platforms may also negatively impact the value of the Trust’s investments. In addition, disruption in the business of a platform could limit or eliminate the ability of the Trust to invest in loans originated by that platform, and therefore the Trust could lose some or all of the benefit of its diligence effort with respect to that platform.

The Trust may also invest directly or indirectly in public or private equity securities of alternative lending platforms or enter into other financial transactions, including derivative transactions, to gain exposure to such investments. The performance of equity instruments issued by a platform or derivatives thereon depends on the success of the platform’s business and operations. As described above, the Trust may also invest in shares, certificates, notes or other securities representing the right to receive principal and interest payments due on fractions of whole loans or pools of whole loans.

Platforms are for-profit businesses that, as a general matter, generate revenue by collecting fees on funded loans from borrowers and by assessing a loan servicing fee on investors, which may be a fixed annual amount or a percentage of the loan or amounts collected. This business could be disrupted in multiple ways; for example, a platform could file for bankruptcy or a platform might suffer reputational harm from negative publicity about the platform or alternative lending more generally and the loss of investor confidence in the event that a loan facilitated through the platform is not repaid and the investor loses money on its investment. Many platforms and/or their affiliates have incurred operating losses since their inception and may continue to incur net losses in the future, particularly as their businesses grow and they incur additional operating expenses.

The Trust’s investments could be adversely impacted if a platform that services the Trust’s investments becomes unable or unwilling to fulfill its obligations to do so. In order to mitigate this risk, the Trust would seek to rely on a backup servicer provided through the platform or through an unaffiliated backup servicer. To the extent that it is not possible to collect on defaulted loans or to the extent borrowers prepay loans, a platform that services loans may no longer be able to collect a servicing fee, which would negatively impact its business operations. These or other similar negative events could adversely affect the platforms’ businesses and/or investor participation in a platform’s marketplace and, in turn, the business of the platforms, which creates a risk of loss for the Trust’s investments in securities issued by a platform or derivatives thereon.

Platforms may have a higher risk profile than companies engaged in lines of business with a longer, more established operating history and such investments should be viewed as longer-term investments. They have met with and will continue to meet with challenges, including navigating evolving regulatory and competitive environments; increasing the number of borrowers and investors utilizing their marketplace; increasing the volume of loans facilitated through their marketplace and transaction fees received for matching borrowers and investors through their marketplace; entering into new markets and introducing new loan products; continuing to revise the marketplace’s proprietary credit decisions and scoring models; continuing to develop, maintain and scale their platforms; effectively maintaining and scaling financial and risk management controls and procedures; maintaining the security of the platform and the confidentiality of the information provided and utilized across the platform; and attracting, integrating and retaining an appropriate number of qualified employees. If platforms are not successful in addressing these issues, the platforms’ businesses and their results of operations may be harmed, which may reduce the possible available investments for the Trust or negatively impact the value of the Trust’s investments in platforms or in alternative lending-related securities more generally.

Platforms may rely on debt facilities and other forms of borrowing in order to finance many of the borrower loans they facilitate. However, these financing sources may become unavailable after their current maturity dates or the terms may become less favorable to the borrowing platforms. As the volume of loans that a platform facilitates increases, the platform may need to expand its borrowing capacity on its existing debt arrangements or may need to seek new sources of capital. Platforms may also default on or breach their existing debt agreements, which could diminish or eliminate their access to funding at all or on terms acceptable to the platforms. Such events could cause the Trust to incur losses on its investments that are dependent upon the performance of the platforms.

The Trust’s investments in the equity securities of platforms, including common stock, preferred stock, warrants or convertible stock, are subject to equity securities risk. Equity securities risk is the risk that the value of equity securities to which the Trust is exposed will fall due to general market or economic conditions; overall market changes; local, regional or global political, social or economic instability; currency, interest rate and commodity price fluctuations; perceptions regarding the industries in which the issuers participate and the particular circumstances and performance of the issuers. The prices of equities are also sensitive to rising interest rates, as the costs of capital rise and borrowing costs increase. The equity securities of smaller, less seasoned companies, such as platforms or their affiliates, are generally subject to greater price fluctuations, limited liquidity, higher transaction costs and higher investment risk. The Trust invests in unlisted equity securities, which generally involve a higher degree of valuation and performance uncertainty and greater liquidity risk than investments in listed securities. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, preferred securities generally pay a dividend and rank ahead of common stocks and behind debt securities in claims for dividends and for assets of the issuer in a liquidation or bankruptcy. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities may also be sensitive to changes in interest rates. When interest rates rise, the fixed dividend on preferred securities may be less attractive, causing the price of preferred stocks to decline. Convertible securities are subject to the risks applicable generally to debt securities, including credit risk. Convertible securities also react to changes in the value of the common stock into which they convert, and are thus subject to market risk. In the event of a liquidation of the issuing company, holders of convertible securities typically would be paid before the company’s common stockholders but after holders of any senior debt obligations of the company.

The Trust’s investments in shares, certificates, notes or other securities issued by a platform, its affiliates or a special purpose entity sponsored by a platform or its affiliates that represent the right to receive principal and interest payments due on fractions of whole loans or pools of whole loans may expose the Trust to the credit risk of the issuer. Generally, such securities are unsecured obligations of the issuer; an issuer that becomes subject to bankruptcy proceedings may be unable to make full and timely payments on its obligations to the Trust, even if the payments on the underlying loan or loans continue to be made timely and in full. In addition, when the Trust owns such fractional loans or other securities, the Trust and its custodian generally does not have a contractual relationship with, or personally identifiable information regarding, individual borrowers, so the Trust will not be able to enforce underlying loans directly against borrowers and may not be able to appoint an alternative servicing agent in the event that a platform or third-party servicer, as applicable, ceases to service the underlying loans. Therefore, the Trust is more dependent on the platform for servicing than in the case in which the Trust owns whole loans. Where such interests are secured, the Trust relies on the platform to perfect the Trust’s security interest. In addition, there may be a delay between the time the Trust commits to purchase a security issued by a platform, its affiliate or a special purpose entity sponsored by the platform or its affiliate and the issuance of such security and, during such delay, the funds committed to such an investment will not earn interest on the investment nor will they be available for investment in other alternative lending-related securities, which will reduce the effective rate of return on the investment. The Trust invests primarily in whole loans, and does not expect to invest a material portion of its portfolio in such fractional loans or other securities.

Servicer Risk

The Trust’s direct and indirect investments in loans originated by alternative lending platforms are typically serviced by that platform or a third-party servicer. In the event that the servicer is unable to service the loan, there can be no guarantee that a backup servicer will be able to assume responsibility for servicing the loans in a timely or cost-effective manner; any resulting disruption or delay could jeopardize payments due to the Trust in respect of its investments or increase the costs associated with the Trust’s investments. If the servicer becomes subject to a bankruptcy or similar proceeding, there is some risk that the Trust’s investments could be recharacterized as a secured loan from the Trust to the platform, which could result in uncertainty, costs and delays from having the Trust’s investment deemed part of the bankruptcy estate of the platform, rather than an asset owned outright by the Trust.

Lender Liability

A number of judicial decisions have upheld judgments of borrowers against lending institutions on the basis of various evolving legal theories, collectively termed “lender liability.” Generally, lender liability is founded on the premise that a lender has violated a duty (whether implied or contractual) of good faith, commercial reasonableness and fair dealing, or a similar duty owed to the borrower or has assumed an excessive degree of control over the borrower resulting in the creation of a fiduciary duty owed to the borrower or its other creditors or shareholders. If a loan held directly or indirectly by the Trust were found to have been made or serviced under circumstances that give rise to lender liability, the borrower’s obligation to repay that loan could be reduced or eliminated or the Trust’s recovery on that loan could be otherwise impaired, which would adversely impact the value of that loan.

In limited cases, courts have subordinated the loans of a senior lender to a borrower to claims of other creditors of the borrower when the senior lender or its agents, such as a loan servicer, is found to have engaged in unfair, inequitable or fraudulent conduct with respect to the other creditors. If a loan held directly or indirectly by the Trust were subject to such subordination, it would be junior in right of payment to other indebtedness of the borrower, which could adversely impact the value of that loan.

MLPs Risk

Investments in publicly traded MLPs, which are limited partnerships or limited liability companies taxable as partnerships, involve some risks that differ from an investment in the common stock of a corporation. MLPs may derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. When investing in an MLP, the Trust generally purchases publicly traded common units issued to limited partners of the MLP. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management. As compared to common stockholders of a corporation, holders of MLP common units have more limited control and limited rights to vote on matters affecting the partnership.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.

MLP common units represent a limited partnership interest in the MLP. Common units are listed and traded on U.S. securities exchanges, with their value fluctuating predominantly based on prevailing market conditions and the success of the MLP. The Trust will generally purchase common units in market transactions. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability to elect directors. In the event of liquidation, common units have preference over subordinated units, but not over debt or preferred units, to the remaining assets of the MLP.

Smaller Capitalization Company Risk

Smaller capitalization companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a small number of key personnel. If a product fails or there are other adverse developments, or if management changes, the Trust’s investment in a smaller capitalization company may lose substantial value. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.

The securities of smaller capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger capitalization securities or the market as a whole. In addition, smaller capitalization securities may be particularly sensitive to changes in interest rates, borrowing costs and earnings. Investing in smaller capitalization securities requires a longer term view.

Small and Mid-Cap Stock Risk. The Trust may invest in companies with small or medium capitalizations. Smaller and medium capitalization stocks can be more volatile than, and perform differently from, larger capitalization stocks. There may be less trading in a smaller or medium company’s stock, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is the case with larger company stocks. Smaller and medium company stocks may be particularly sensitive to changes in interest rates, borrowing costs and earnings. Smaller and medium companies may have fewer business lines; changes in any one line of business, therefore, may have a greater impact on a smaller and medium company’s stock price than is the case for a larger company. As a result, the purchase or sale of more than a limited number of shares of a small and medium company may affect its market price. The Trust may need a considerable amount of time to purchase or sell its positions in these securities. In addition, smaller or medium company stocks may not be well known to the investing public.

Investments in Unseasoned Companies Risk. The Trust may invest in the securities of smaller, less seasoned companies. These investments may present greater opportunities for growth but also involve greater risks than customarily are associated with investments in securities of more established companies. Some of the companies in which the Trust may invest will be start-up companies which may have insubstantial operational or earnings history or may have limited products, markets, financial resources or management depth. Some may also be emerging companies at the research and development stage with no products or technologies to market or approved for marketing. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. Securities of emerging companies may lack an active secondary market and may be subject to more abrupt or erratic price movements than securities of larger, more established companies or stock market averages in general. Competitors of certain companies, which may or may not be in the same industry, may have substantially greater financial resources than many of the companies in which the Trust may invest.

Securities of Smaller and Emerging Growth Companies. Investment in smaller or emerging growth companies involves greater risk than is customarily associated with investments in more established companies. The securities of smaller or emerging growth companies may be subject to more abrupt or erratic market movements than larger, more established companies or the market average in general. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group.

While smaller or emerging growth company issuers may offer greater opportunities for capital appreciation than large cap issuers, investments in smaller or emerging growth companies may involve greater risks and thus may be considered speculative. Trust management believes that properly selected companies of this type have the potential to increase their earnings or market valuation at a rate substantially in excess of the general growth of the economy. Full development of these companies and trends frequently takes time.

Small cap and emerging growth securities will often be traded only in the OTC market or on a regional securities exchange and may not be traded every day or in the volume typical of trading on a national securities exchange. As a result, the disposition by the Trust of portfolio securities may require the Trust to make many small sales over a lengthy period of time, or to sell these securities at a discount from market prices or during periods when, in Trust management’s judgment, such disposition is not desirable.

The process of selection and continuous supervision by Trust management does not, of course, guarantee successful investment results; however, it does provide access to an asset class not available to the average individual due to the time and cost involved. Careful initial selection is particularly important in this area as many new enterprises have promise but lack certain of the fundamental factors necessary to prosper. Investing in small cap and emerging growth companies requires specialized research and analysis. In addition, many investors cannot invest sufficient assets in such companies to provide wide diversification.

Small companies are generally little known to most individual investors although some may be dominant in their respective industries. Trust management believes that relatively small companies will continue to have the opportunity to develop into significant business enterprises. The Trust may invest in securities of small issuers in the relatively early stages of business development that have a new technology, a unique or proprietary product or service, or a favorable market position. Such companies may not be counted upon to develop into major industrial companies, but Trust management believes that eventual recognition of their special value characteristics by the investment community can provide above-average long-term growth to the portfolio.

Equity securities of specific small cap issuers may present different opportunities for long-term capital appreciation during varying portions of economic or securities market cycles, as well as during varying stages of their business development. The market valuation of small cap issuers tends to fluctuate during economic or market cycles, presenting attractive investment opportunities at various points during these cycles.

Smaller companies, due to the size and kinds of markets that they serve, may be less susceptible than large companies to intervention from the U.S. federal government by means of price controls, regulations or litigation.

Inflation-Indexed Bonds

The Trust may invest in inflation-indexed bonds, which are fixed income securities or other instruments whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index accruals as part of a semi-annual coupon.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if the Trust purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and, consequently, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Trust may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. In addition, if the Trust purchases inflation-indexed bonds offered by foreign issuers, the rate of inflation measured by the foreign inflation index may not be correlated to the rate of inflation in the United States.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. There can be no assurances, however, that the value of inflation-indexed bonds will be directly correlated to changes in interest rates.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

In general, the measure used to determine the periodic adjustment of U.S. inflation-indexed bonds is the Consumer Price Index for All Urban Consumers (the “CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurances that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurances that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Litigation Finance Risk

The Trust may enter into arrangement with a plaintiff or law firm in order to provide capital to fund litigation in exchange for a portion of the award or settlement. Generally, the recipient of such financing is not obligated to make any payment unless and until litigation proceeds are actually received by the litigant or their counsel. If the matter fails to be resolved, or is resolved adversely to the plaintiff, there is generally no obligation to pay anything and the Trust would suffer a complete loss of the capital invested. Even if the matter is successful, there is no guarantee that the persons against whom the claim was asserted will be able or willing to satisfy any judgment. Further, the Trust would be subject to risks associated with the origination and servicing of any litigation financing.

Commodity Pricing Risk

The Trust’s investment in commodities may subject the Trust to greater volatility than investments in traditional securities, such as stocks and bonds. The commodities markets have experienced periods of extreme volatility. General market uncertainty and consequent repricing risk have led to market imbalances of sellers and buyers, which in turn have resulted in significant reductions in values of a variety of commodities and natural resources. Similar future market conditions may result in rapid and substantial valuation increases or decreases in the Trust’s holdings.

The commodities markets may fluctuate widely based on a variety of factors. Movements in commodity and natural resources investment prices are outside of the Trust’s control and may not be anticipated by the Advisors. Price movements may be influenced by, among other things: governmental, agricultural, trade, fiscal, monetary and exchange control programs and policies; changing market and economic conditions; market liquidity; weather and climate conditions; changing supply and demand relationships and levels of domestic production and imported commodities; the availability of local, intrastate and interstate transportation systems; energy conservation; changes in international balances of payments and trade; domestic and foreign rates of inflation; currency devaluations and revaluations; domestic and foreign political and economic events; domestic and foreign interest rates and/or investor expectations concerning interest rates; foreign currency/exchange rates; domestic and foreign governmental regulation and taxation; war, acts of terrorism and other political upheaval and conflicts; governmental expropriation; investment and trading activities of mutual funds, hedge funds and commodities funds; changes in philosophies and emotions of market participants. The frequency and magnitude of such changes cannot be predicted.

Prices of various commodities and natural resources may also be affected by factors such as drought, floods, weather, livestock disease, changes in storage costs, embargoes, tariffs and other regulatory developments. Many of these factors are very unpredictable. The prices of commodities and natural resources can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Certain commodities or natural resources may be produced in a limited number of countries and may be controlled by a small number of producers or groups of producers. As a result, political, economic and supply related events in such countries could have a disproportionate impact on the prices of such commodities and natural resources.

The commodity markets are subject to temporary distortions and other disruptions due to, among other factors, lack of liquidity, the participation of speculators, and government regulation and other actions. U.S. futures exchanges and some foreign exchanges limit the amount of fluctuation in futures contract prices which may occur in a single business day (generally referred to as “daily price fluctuation limits”). The maximum or minimum price of a contract as a result of these limits is referred to as a “limit price.” If the limit price has been reached in a particular contract, no trades may be made beyond the limit price. Limit prices have the effect of precluding trading in a particular contract or forcing the liquidation of contracts at disadvantageous times or prices.

Risk Factors in Strategic Transactions and Derivatives

The Trust’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks such as credit risk, leverage risk, liquidity risk, correlation risk and index risk as described below:

•	Credit Risk—the risk that the counterparty in a derivative transaction will be unable to honor its financial obligation to the Trust, or the risk that the reference entity in a derivative will not be able to honor its financial obligations. In particular, derivatives traded in OTC markets often are not guaranteed by an exchange or clearing corporation and often do not require payment of margin, and to the extent that the Trust has unrealized gains in such instruments or has deposited collateral with its counterparties, the Trust is at risk that its counterparties will become bankrupt or otherwise fail to honor its obligations.

•	Currency Risk—the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Leverage Risk— the risk associated with certain types of investments or trading strategies (such as, for example, borrowing money to increase the amount of investments) that relatively small market movements may result in large changes in the value of an investment. Certain transactions in derivatives (such as futures transactions or sales of put options) involve substantial leverage risk and may expose the Trust to potential losses that exceed the amount originally invested by the Trust. When the Trust engages in such a transaction, the Trust will deposit in a segregated account, or earmark on its books and records, liquid assets with a value at least equal to the Trust’s exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the SEC). Such segregation will ensure that the Trust has assets available to satisfy its obligations with respect to the transaction, but will not limit the Trust’s exposure to loss.

•	Liquidity Risk—the risk that certain securities may be difficult or impossible to sell at the time that the Trust would like or at the price that the Trust as seller believes the security is currently worth. There can be no assurances that, at any specific time, either a liquid secondary market will exist for a derivative or the Trust will otherwise be able to sell such instrument at an acceptable price. It may, therefore, not be possible to close a position in a derivative without incurring substantial losses, if at all. The absence of liquidity may also make it more difficult for the Trust to ascertain a market value for such instruments. Although both OTC and exchange-traded derivatives markets may experience a lack of liquidity, certain derivatives traded in OTC markets, including indexed securities, swaps and OTC Options, involve substantial liquidity risk. The illiquidity of the derivatives markets may be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures. In addition, the liquidity of a secondary market in an exchange-traded derivative contract may be adversely affected by “daily price fluctuation limits” established by the exchanges which limit the amount of fluctuation in an exchange-traded contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days. If it is not possible to close an open derivative position entered into by the Trust, the Trust would continue to be required to make daily cash payments of variation margin in the event of adverse price movements. In such a situation, if the Trust has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so.

•	Correlation Risk—the risk that changes in the value of a derivative will not match the changes in the value of the portfolio holdings that are being hedged or of the particular market or security to which the Trust seeks exposure through the use of the derivative. There are a number of factors which may prevent a derivative instrument from achieving the desired correlation (or inverse correlation) with an underlying asset, rate or index, such as the impact of fees, expenses and transaction costs, the timing of pricing, and disruptions or illiquidity in the markets for such derivative instrument.

•	Index Risk—If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Trust could receive lower interest payments or experience a reduction in the value of the derivative to below the price that the Trust paid for such derivative. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Volatility Risk—the risk that the Trust’s use of derivatives may reduce income or gain and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price over a defined time period. The Trust could suffer losses related to its derivative positions as a result of unanticipated market movements, which losses are potentially unlimited.

When a derivative is used as a hedge against a position that the Trust holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurances that the Trust’s hedging transactions will be effective. The Trust could also suffer losses related to its derivative positions as a result of unanticipated market movements, which losses are potentially unlimited. The Advisors may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Trust’s derivatives positions to lose value. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Trust to sell or otherwise close a derivatives position could expose the Trust to losses and could make derivatives more difficult for the Trust to value accurately.

When engaging in a hedging transaction, the Trust may determine not to seek to establish a perfect correlation between the hedging instruments utilized and the portfolio holdings being hedged. Such an imperfect correlation may prevent the Trust from achieving the intended hedge or expose the Trust to a risk of loss. The Trust may also determine not to hedge against a particular risk because it does not regard the probability of the risk occurring to be sufficiently high as to justify the cost of the hedge or because it does not foresee the occurrence of the risk. It may not be possible for the Trust to hedge against a change or event at attractive prices or at a price sufficient to protect the assets of the Trust from the decline in value of the portfolio positions anticipated as a result of such change. The Trust may also be restricted in its ability to effectively manage the portion of their assets that are segregated to cover their obligations. In addition, it may not be possible to hedge at all against certain risks.

If the Trust invests in a derivative instrument it could lose more than the principal amount invested. Moreover, derivatives raise certain tax, legal, regulatory and accounting issues that may not be presented by investments in securities, and there is some risk that certain issues could be resolved in a manner that could adversely impact the performance of the Trust.

The Trust is not required to use derivatives or other portfolio strategies to seek to increase return or to seek to hedge its portfolio and may choose not to do so. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurances that the Trust will engage in these transactions to reduce exposure to other risks when that would be beneficial. Although the Advisors seek to use derivatives to further the Trust’s investment objective, there is no assurances that the use of derivatives will achieve this result.

Options Risk. There are several risks associated with transactions in options on securities and indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded OTC or on a recognized securities exchange (e.g., NYSE), separate trading boards of a securities exchange or through a market system that provides contemporaneous transaction pricing information (an “Exchange”) may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the OCC may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

Futures Transactions and Options Risk. The primary risks associated with the use of futures contracts and options are (a) the imperfect correlation between the change in market value of the instruments held by the Trust and the price of the futures contract or option; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Advisors’ inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.

Investment in futures contracts involves the risk of imperfect correlation between movements in the price of the futures contract and the price of the security being hedged. The hedge will not be fully effective when there is imperfect correlation between the movements in the prices of two financial instruments. For example, if the price of the futures contract moves more or less than the price of the hedged security, the Trust will experience either a loss or gain on the futures contract which is not completely offset by movements in the price of the hedged securities. To compensate for imperfect correlations, the Trust may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, the Trust may purchase or sell fewer futures contracts if the volatility of the price of the hedged securities is historically lower than that of the futures contracts.

The particular securities comprising the index underlying a securities index financial futures contract may vary from the securities held by the Trust. As a result, the Trust’s ability to hedge effectively all or a portion of the value of its securities through the use of such financial futures contracts will depend in part on the degree to which price movements in the index underlying the financial futures contract correlate with the price movements of the securities held by the Trust. The correlation may be affected by disparities in the average maturity, ratings, geographical mix or structure of the Trust’s investments as compared to those comprising the securities index and general economic or political factors. In addition, the correlation between movements in the value of the securities index may be subject to change over time as additions to and deletions from the securities index alter its structure. The correlation between futures contracts on U.S. Government securities and the securities held by the Trust may be adversely affected by similar factors and the risk of imperfect correlation between movements in the prices of such futures contracts and the prices of securities held by the Trust may be greater. The trading of futures contracts also is subject to certain market risks, such as inadequate trading activity, which could at times make it difficult or impossible to liquidate existing positions.

The Trust may liquidate futures contracts it enters into through offsetting transactions on the applicable contract market. There can be no assurances, however, that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close out a futures position. In the event of adverse price movements, the Trust would continue to be required to make daily cash payments of variation margin. In such situations, if the Trust has insufficient cash, it may be required to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. The inability to close out futures positions also could have an adverse impact on the Trust’s ability to hedge effectively its investments in securities. The liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days.

The successful use of transactions in futures and related options also depends on the ability of the Advisors to forecast correctly the direction and extent of interest rate movements within a given time frame. To the extent interest rates remain stable during the period in which a futures contract or option is held by the Trust or such rates move in a direction opposite to that anticipated, the Trust may realize a loss on the Strategic Transaction which is not fully or partially offset by an increase in the value of portfolio securities. As a result, the Trust’s total return for such period may be less than if it had not engaged in the Strategic Transaction.

Because of low initial margin deposits made upon the opening of a futures position, futures transactions involve substantial leverage. As a result, relatively small movements in the price of the futures contracts can result in substantial unrealized gains or losses. There is also the risk of loss by the Trust of margin deposits in the event of bankruptcy of a broker with which the Trust has an open position in a financial futures contract. Because the Trust will engage in the purchase and sale of futures contracts for hedging purposes or to seek to enhance the Trust’s return, any losses incurred in connection therewith may, if the strategy is successful, be offset in whole or in part by increases in the value of securities held by the Trust or decreases in the price of securities the Trust intends to acquire.

The amount of risk the Trust assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option on a futures contract also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

General Risk Factors in Hedging Foreign Currency. Hedging transactions involving Currency Instruments involve substantial risks, including correlation risk. While the Trust’s use of Currency Instruments to effect hedging strategies is intended to reduce the volatility of the net asset value of the Trust’s common shares, the net asset value of the Trust’s common shares will fluctuate. Moreover, although Currency Instruments may be used with the intention of hedging against adverse currency movements, transactions in Currency Instruments involve the risk that anticipated currency movements will not be accurately predicted and that the Trust’s hedging strategies will be ineffective. To the extent that the Trust hedges against anticipated currency movements that do not occur, the Trust may realize losses and decrease its total return as the result of its hedging transactions. Furthermore, the Trust will only engage in hedging activities from time to time and may not be engaging in hedging activities when movements in currency exchange rates occur.

It may not be possible for the Trust to hedge against currency exchange rate movements, even if correctly anticipated, in the event that (i) the currency exchange rate movement is so generally anticipated that the Trust is not able to enter into a hedging transaction at an effective price, or (ii) the currency exchange rate movement relates to a market with respect to which Currency Instruments are not available and it is not possible to engage in effective foreign currency hedging. The cost to the Trust of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency exchange usually are conducted on a principal basis, no fees or commissions are involved.

Foreign Currency Forwards Risk. Forward foreign currency exchange contracts do not eliminate fluctuations in the value of Non-U.S. Securities (as defined in the prospectus) but rather allow the Trust to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

In connection with its trading in forward foreign currency contracts, the Trust will contract with a foreign or domestic bank, or foreign or domestic securities dealer, to make or take future delivery of a specified amount of a particular currency. There are no limitations on daily price moves in such forward contracts, and banks and dealers are not required to continue to make markets in such contracts. There have been periods during which certain banks or dealers have refused to quote prices for such forward contracts or have quoted prices with an unusually wide spread between the price at which the bank or dealer is prepared to buy and that at which it is prepared to sell. Governmental imposition of credit controls might limit any such forward contract trading. With respect to its trading of forward contracts, if any, the Trust will be subject to the risk of bank or dealer failure and the inability of, or refusal by, a bank or dealer to perform with respect to such contracts. Any such default would deprive the Trust of any profit potential or force the Trust to cover its commitments for resale, if any, at the then market price and could result in a loss to the Trust.

The Trust may also engage in proxy hedging transactions to reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities. Proxy hedging is often used when the currency to which the Trust is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Trust’s securities are, or are expected to be, denominated, and to buy U.S. dollars. Proxy hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Trust if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. In addition, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Trust is engaging in proxy hedging. The Trust may also cross-hedge currencies by entering into forward contracts to sell one or more currencies that are expected to decline in value relative to other currencies to which the Trust has or in which the Trust expects to have portfolio exposure. For example, the Trust may hold both Canadian government bonds and Japanese government bonds, and the Advisors may believe that Canadian dollars will deteriorate against Japanese yen. The Trust would sell Canadian dollars to reduce its exposure to that currency and buy Japanese yen. This strategy would be a hedge against a decline in the value of Canadian dollars, although it would expose the Trust to declines in the value of the Japanese yen relative to the U.S. dollar.

Some of the forward non-U.S. currency contracts entered into by the Trust may be classified as non-deliverable forwards (“NDFs”). NDFs are cash-settled, short-term forward contracts that may be thinly traded or are denominated in non-convertible foreign currency, where the profit or loss at the time at the settlement date is calculated by taking the difference between the agreed upon exchange rate and the spot rate at the time of settlement, for an agreed upon notional amount of funds. All NDFs have a fixing date and a settlement date. The fixing date is the date at which the difference between the prevailing market exchange rate and the agreed upon exchange rate is calculated. The settlement date is the date by which the payment of the difference is due to the party receiving payment. NDFs are commonly quoted for time periods of one month up to two years, and are normally quoted and settled in U.S. dollars. They are often used to gain exposure to and/or hedge exposure to foreign currencies that are not internationally traded.

Currency Futures Risk. The Trust may also seek to hedge against the decline in the value of a currency or to enhance returns through use of currency futures or options thereon. Currency futures are similar to forward foreign exchange transactions except that futures are standardized, exchange-traded contracts while forward foreign exchange transactions are traded in the OTC market. Currency futures involve substantial currency risk, and also involve leverage risk.

Currency Options Risk. The Trust may also seek to hedge against the decline in the value of a currency or to enhance returns through the use of currency options. Currency options are similar to options on securities. For example, in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency. The Trust may engage in transactions in options on currencies either on exchanges or OTC markets. Currency options involve substantial currency risk, and may also involve credit, leverage or liquidity risk.

Currency Swaps Risk. The Trust may enter into currency swaps, which are transactions in which one currency is simultaneously bought for a second currency on a spot basis and sold for the second currency on a forward basis. Currency swaps involve the exchange of the rights of the Trust and another party to make or receive payments in specified currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Because currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

Over-the-Counter Trading Risk. The derivative instruments that may be purchased or sold by the Trust may include instruments not traded on an Exchange. The risk of nonperformance by the counterparty to an instrument may be greater than, and the ease with which the Trust can dispose of or enter into closing transactions with respect to an instrument may be less than, the risk associated with an exchange traded instrument. In addition, significant disparities may exist between “bid” and “asked” prices for derivative instruments that are not traded on an Exchange. The absence of liquidity may make it difficult or impossible for the Trust to sell such instruments promptly at an acceptable price. Derivative instruments not traded on exchanges also are not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with the transactions. Because derivatives traded in OTC markets generally are not guaranteed by an exchange or clearing corporation, to the extent that the Trust has unrealized gains in such instruments or has deposited collateral with its counterparties, the Trust is at risk that its counterparties will become bankrupt or otherwise fail to honor its obligations.

Dodd-Frank Act Risk. Title VII of the Dodd-Frank Act (the “Derivatives Title”) imposed a new regulatory structure on derivatives markets, with particular emphasis on swaps and security based swaps (collectively “swaps”). This regulatory framework covers a broad range of swap market participants, including banks, non-banks, credit unions, insurance companies, broker-dealers and investment advisers.

The SEC, other U.S. regulators, and to a lesser extent the CFTC (the “Regulators”) still are in the process of adopting regulations to implement the Derivatives Title, though certain aspects of the regulations are substantially complete. Until the Regulators complete their rulemaking efforts, the full extent to which the Derivatives Title and the rules adopted thereunder will impact the Fund is unclear. It is possible that the continued development of this new regulatory structure for swaps may jeopardize certain trades and/or trading strategies that may be employed by the Investment Adviser, or at least make them more costly.

Current regulations require the mandatory central clearing and mandatory exchange trading of particular types of interest rate swaps and index credit default swaps (together, “Covered Swaps”). Together, these regulatory requirements change the Fund’s trading of Covered Swaps. With respect to mandatory central clearing, the Fund is now required to clear its Covered Swaps through a clearing broker, which requires, among other things, posting initial margin and variation margin to the Fund’s clearing broker in order to enter into and maintain positions in Covered Swaps. With respect to mandatory exchange trading, the Investment Adviser may be required to become a participant on a type of execution platform called a swap execution facility (“SEF”) or may be required to access the SEF through an intermediary (such as an executing broker) in order to be able to trade Covered Swaps for the Fund. In either scenario, the Investment Adviser and/or the Fund may incur additional legal and compliance costs and transaction fees. Just as with the other regulatory changes imposed as a result of the implementation of the Derivatives Title, the increased costs and fees associated with trading Covered Swaps may jeopardize certain trades and/or trading strategies that may be employed by the Investment Adviser, or at least make them more costly.

Additionally, the Regulators have begun to implement finalized regulations that require swap dealers to collect from the Fund initial margin and variation margin for uncleared derivatives transactions. The Regulators also plan to finalize proposed regulations that would impose upon swap dealers new capital requirements. These requirements, when finalized and implemented, may make certain types of trades and/or trading strategies more costly or impermissible. The Derivatives Title also requires swap dealers and major swap participants to register with the SEC and/or the CFTC, as appropriate. Swap dealers and major swap participants are subject to a panoply of new regulations, including among others, capital and margin requirements and business conduct standards. Additionally, it is expected that swap dealers will transfer at least some of their compliance costs to counterparties in the form of higher fees or less favorable marks on swap transactions. This means that the Fund could face increased transaction costs when entering into swaps with a swap dealer.

The Fund may also be subject to systemic risk reporting requirements in the SEC’s Form PF and/or the CFTC’s Form CPO-PQR. The Derivatives Title also authorizes the CFTC to impose new position limit requirements, which once adopted, may impair the ability of the Fund to hedge exposure to or take a directional view of certain physical commodity markets.

These requirements of the Derivatives Title may also increase the cost of certain hedging and other derivatives transactions. Until the Regulators complete the rulemaking process for the Derivatives Title, it is unknown the extent to which such risks may materialize.

There can be no assurance that these developments will not adversely affect the business and investment activities of the Investment Adviser and the Fund. In addition, the Investment Adviser may be subject to potential registration requirements or other additional responsibilities under the Derivatives Title and may therefore incur increased cost in conducting the Fund’s strategies, which may adversely affect the performance of the Fund.

Legal and Regulatory Risk. At any time after the date hereof, legislation or additional regulations may be enacted that could negatively affect the assets of the Trust. Changing approaches to regulation may have a negative impact on the securities in which the Trust invests. Legislation or regulation may also change the way in which the Trust itself is regulated. There can be no assurances that future legislation, regulation or deregulation will not have a material adverse effect on the Trust or will not impair the ability of the Trust to achieve its investment objective. In addition, as new rules and regulations resulting from the passage of the Dodd-Frank Act are implemented and new international capital and liquidity requirements are introduced under the Basel III Accords, the market may not react the way the Advisors expect. Whether the Trust achieves its investment objective may depend on, among other things, whether the Advisors correctly forecasts market reactions to this and other legislation. In the event the Advisors incorrectly forecasts market reaction, the Trust may not achieve its investment objective.

MANAGEMENT OF THE TRUST

Investment Management Agreement

Although the Advisors intend to devote such time and effort to the business of the Trust as is reasonably necessary to perform their duties to the Trust, the services of the Advisors are not exclusive and the Advisors provide similar services to other investment companies and other clients and may engage in other activities.

The investment management agreement between the Advisor and the Trust (the “Investment Management Agreement”) also provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Advisor is not liable to the Trust or any of the Trust’s shareholders for any act or omission by the Advisor in the supervision or management of its respective investment activities or for any loss sustained by the Trust or the Trust’s shareholders and provides for indemnification by the Trust of the Advisor, its directors, officers, employees, agents and control persons for liabilities incurred by them in connection with their services to the Trust, subject to certain limitations and conditions.

The Investment Management Agreement provides that the Advisor will receive an annual fee, payable monthly, in an amount equal to 1.25% of the average daily value of the Trust’s Managed Assets.

The Investment Management Agreement was approved by the sole common shareholder of the Trust as of February 15, 2018. The Investment Management Agreement will continue in effect for a period of two years from its effective date, and if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the Board or the vote of a majority of the outstanding voting securities of the Trust (as such term is defined in the Investment Company Act) and (2) by the vote of a majority of the Trustees who are not parties to the Investment Management Agreement or “interested persons” (as such term is defined in the Investment Company Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Investment Management Agreement may be terminated as a whole at any time by the Trust, without the payment of any penalty, upon the vote of a majority of the Board or a majority of the outstanding voting securities of the Trust or by the Advisor, on 60 days’ written notice by either party to the other which can be waived by the non-terminating party. The Investment Management Agreement will terminate automatically in the event of its “assignment” (as such term is defined in the Investment Company Act and the rules thereunder).

Sub-Investment Advisory Agreements

BlackRock International Limited and BlackRock (Singapore) Limited, each a wholly owned subsidiary of BlackRock, perform certain of the day-to-day investment management of the Trust pursuant to separate sub-investment advisory agreements. Each Sub-Advisor receives a portion of the management fee paid by the Trust to the Advisor. The Advisor, and not the Trust, will pay an annual sub-advisory fee to each Sub-Advisor equal to 43% of the management fee received by the Advisor from the Trust with respect to the average daily value of the Trust’s Managed Assets allocated to the applicable Sub-Advisor.

Each sub-investment advisory agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Trust will indemnify the applicable Sub-Advisor, its directors, officers, employees, agents, associates and control persons for liabilities incurred by them in connection with their services to the Trust, subject to certain limitations.

Although each Sub-Advisor intends to devote such time and effort to the business of the Trust as is reasonably necessary to perform its duties to the Trust, the services of each Sub-Advisor are not exclusive and each Sub-Advisor provides similar services to other investment companies and other clients and may engage in other activities.

Each sub-investment advisory agreement will continue in effect for a period of two years from its effective date, and if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the Board or the vote of a majority of the outstanding voting securities of the Trust (as defined in the Investment Company Act) and (2) by the vote of a majority of the trustees who are not parties to such agreement or interested persons (as such term is defined in the Investment Company Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. Each sub-investment advisory agreement may be terminated as a whole at any time by the Trust without the payment of any penalty, upon the vote of a majority of the Board or a majority of the outstanding voting securities of the Trust or by the Advisor or the respective Sub-Advisor, on 60 days’ written notice by either party to the other. The sub-investment advisory agreements will also terminate automatically in the event of their assignment (as such term is defined in the Investment Company Act and the rules thereunder).

Biographical Information Pertaining to Trustees

The Board currently consists of ten individuals, a majority of whom are currently Independent Trustees. The registered investment companies advised by the Advisor or its affiliates (the “BlackRock-Advised Funds”) are organized into one complex of closed-end funds (the “Closed-End Complex”), two complexes of open-end funds (the “Equity-Liquidity Complex,” and the “Equity-Bond Complex”) and one complex of ETFs (the “Exchange-Traded Complex;” each such complex a “BlackRock Fund Complex”). The Trust is included in the Closed-End Complex. The Trustees also oversee as board members the operations of the other closed-end registered investment companies included in the Closed-End Complex.

For the purposes of the Trust’s initial public offering, Mr. Michael J. Castellano and Ms. Catherine A. Lynch may be considered “interested persons” (as defined in the Investment Company Act) of the Trust as a result of their ownership of securities of one or more of the Trust’s underwriters. Additionally, Mr. John M. Perlowski and Mr. Robert W. Fairbairn are considered “interested persons” (as defined in the Investment Company Act) of the Trust based on their positions with BlackRock and its affiliates. Mr. Michael J. Castellano and Ms. Catherine A. Lynch will cease to be “interested persons” of the Trust once such underwriters could not be viewed as principal underwriters of the Trust, which is expected to occur upon the completion of the Trust’s initial public offering.

Certain biographical and other information relating to the Trustees of the Trust is set forth below, including their year of birth, their principal occupation for at least the last five years, the length of time served, the total number of BlackRock-Advised Funds overseen and any public directorships or trusteeships.

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Length of Time Served[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen[4]	Public Company and Other Investment Company Directorships Held During Past Five Years
Independent Trustees[2]

Richard E. Cavanagh 1946	Chair of the Board and Trustee	Since 2017	Director, The Guardian Life Insurance Company of America since 1998; Board Chair, Volunteers of America (a not-for-profit organization) since 2015 (board member since 2009); Director, Arch Chemical (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	74 RICs consisting of 74 Portfolios	None

Karen P. Robards 1950	Vice Chair of the Board and Trustee	Since 2017	Principal of Robards & Company, LLC (consulting and private investing) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Investment Banker at Morgan Stanley from 1976 to 1987.	74 RICs consisting of 74 Portfolios	Greenhill & Co., Inc.; AtriCure, Inc. (medical devices) from 2000 until 2017

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Length of Time Served[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen[4]	Public Company and Other Investment Company Directorships Held During Past Five Years
Michael J. Castellano 1946	Trustee	Since 2017	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015 and since 2017; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) since 2015.	74 RICs consisting of 74 Portfolios	None

Cynthia L. Egan 1955	Trustee	Since 2017	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	74 RICs consisting of 74 Portfolios	Unum (insurance); The Hanover Insurance Group (insurance); Envestnet (investment platform) from 2013 until 2016

Frank J. Fabozzi 1948	Trustee	Since 2017	Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Visiting Professor, Princeton University from 2013 to 2014 and since 2016; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011.	74 RICs consisting of 74 Portfolios	None

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Length of Time Served[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen[4]	Public Company and Other Investment Company Directorships Held During Past Five Years
R. Glenn Hubbard 1958	Trustee	Since 2017	Dean, Columbia Business School since 2004; Faculty member, Columbia Business School since 1988.	74 RICs consisting of 74 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance)

W. Carl Kester 1951	Trustee	Since 2017	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008, Deputy Dean for Academic Affairs from 2006 to 2010, Chairman of the Finance Unit, from 2005 to 2006, Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	74 RICs consisting of 74 Portfolios	None

Catherine A. Lynch 1961	Trustee	Since 2017	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	74 RICs consisting of 74 Portfolios	None
Interested Trustees[5]

Robert W. Fairbairn 1965	Trustee	Since 2018	Senior Managing Director of BlackRock, Inc. since 2010; oversees BlackRock’s Strategic Partner Program and Strategic Product Management Group; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016; Head of BlackRock’s Global Client Group from 2009 to 2012; Chairman of BlackRock’s international businesses from 2007 to 2010.	127 RICs consisting of 316 Portfolios	None

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Length of Time Served[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen[4]	Public Company and Other Investment Company Directorships Held During Past Five Years
John M. Perlowski 1964	Trustee	Since 2017	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	127 RICs consisting of 316 Portfolios	None

1.	The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
2.	Each Independent Trustee will serve until his or her successor is elected and qualifies, or until his or her earlier death, resignation, retirement or removal, or until December 31 of the year in which he or she turns 75. The maximum age limitation may be waived as to any Trustee by action of a majority of the Trustees upon a finding of good cause therefor. For the purposes of the Trust’s initial public offering, Mr. Michael J. Castellano and Ms. Catherine A. Lynch may be considered “interested persons” (as defined in the Investment Company Act) of the Trust as a result of their ownership of securities of one or more of the Trust’s underwriters. Mr. Castellano and Ms. Lynch will cease to be “interested persons” of the Trust once such underwriters could not be viewed as principal underwriters of the Trust, which is expected to occur upon the completion of the Trust’s initial public offering.
3.	Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Trustees as joining the Board in 2017, each Trustee first became a member of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; W. Carl Kester, 1995; and Karen P. Robards, 1998.
4.	For purposes of this chart, “RICs” refers to investment companies registered under the Investment Company Act and “Portfolios” refers to the investment programs of the BlackRock-advised funds. The Closed-End Complex is comprised of 74 RICs.
5.	Mr. Perlowski and Mr. Fairbairn are both “interested persons,” as defined in the Investment Company Act, of the Trust based on their positions with BlackRock and its affiliates. Mr. Perlowski and Mr. Fairbairn are also board members of the BlackRock Equity-Bond Complex and the BlackRock Equity-Liquidity Complex. Interested Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Trustee by action of a majority of the Trustee upon a finding of good cause therefor.

Experience, Qualifications and Skills of Trustees

The Independent Trustees have adopted a statement of policy that describes the experiences, qualifications, skills and attributes that are necessary and desirable for potential Independent Trustee candidates (the “Statement of Policy”). The Board believes that each Independent Trustee satisfied, at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy as well as the standards set forth in the Trust’s Bylaws. Furthermore, in determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experiences, skills, attributes and qualifications, which allow the Board to operate effectively in governing the Trust and protecting the interests of shareholders. Among the attributes common to all Trustees is their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Trust’s Advisor, the Sub-Advisors, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties as Trustees. Each Trustee’s ability to perform his or her duties effectively is evidenced by his or her educational background or professional training; business, consulting, public service or academic positions; experience from service as a board member of the Trust or the other funds in the BlackRock fund complexes (and any predecessor funds), other investment funds, public companies, or not-for-profit entities or other organizations; ongoing commitment and participation in Board and committee meetings, as well as their leadership of standing and other committees throughout the years; or other relevant life experiences.

The table below discusses some of the experiences, qualifications and skills of each Trustee that support the conclusion that they should serve on the Board.

Trustee	Experience, Qualifications and Skills
Richard E. Cavanagh	Mr. Cavanagh brings to the Board a wealth of practical business knowledge and leadership as an experienced director/trustee of various public and private companies. In particular, because Mr. Cavanagh served for over a decade as President and Chief Executive Officer of The Conference Board, Inc., a global business research organization, he is able to provide the Board with expertise about business and economic trends and governance practices. Mr. Cavanagh created the “blue ribbon” Commission on Public Trust and Private Enterprise in 2002, which recommended corporate governance enhancements. Mr. Cavanagh’s service as a director of The Guardian Life Insurance Company of America and as a senior advisor and director of The Fremont Group provides added insight into investment trends and conditions. Mr. Cavanagh’s long-standing service on the boards of the Closed-End Complex also provides him with a specific understanding of the Trust, its operations, and the business and regulatory issues facing the Trust. Mr. Cavanagh is also an experienced board leader, having served as the lead independent director of a NYSE public company (Arch Chemicals) and as the Board Chairman of the Educational Testing Service. Mr. Cavanagh’s independence from the Trust, the Advisor and the Sub-Advisors enhances his service as Chair of the Board, Chair of the Executive Committee, and a member of the Compliance Committee, the Governance and Nominating Committee and the Performance Oversight Committee.

Trustee	Experience, Qualifications and Skills
Karen P. Robards	The Board benefits from Ms. Robards’ many years of experience in investment banking and the financial advisory industry where she obtained extensive knowledge of the capital markets and advised clients on corporate finance transactions, including mergers and acquisitions and the issuance of debt and equity securities. Ms. Robards’ prior position as an investment banker at Morgan Stanley provides useful oversight of the Trust’s investment decisions and investment valuation processes. Additionally, Ms. Robards’ experience as a director of publicly held and private companies allows her to provide the Board with insight into the management and governance practices of other companies. Ms. Robards’ long-standing service on the boards of the Closed-End Complex also provides her with a specific understanding of the Trust, its operations, and the business and regulatory issues facing the Trust. Ms. Robards’ knowledge of financial and accounting matters qualifies her to serve as Vice Chair of the Board and as the Chair of the Trust’s Audit Committee. Ms. Robards’ independence from the Trust, the Advisor and the Sub-Advisors enhances her service as a member of the Governance and Nominating Committee, the Performance Oversight Committee, and the Executive Committee.

Michael J. Castellano	The Board benefits from Mr. Castellano’s career in accounting which spans over forty years. Mr. Castellano has served as Chief Financial Officer of Lazard Ltd. and as a Managing Director and Chief Financial Officer of Lazard Group. Prior to joining Lazard, Mr. Castellano held various senior management positions at Merrill Lynch & Co., including Senior Vice President—Chief Control Officer for Merrill Lynch’s capital markets businesses, Chairman of Merrill Lynch International Bank and Senior Vice President—Corporate Controller. Prior to joining Merrill Lynch & Co., Mr. Castellano was a partner with Deloitte & Touche where he served a number of investment banking clients over the course of his 24 years with the firm. Mr. Castellano currently serves as a director for CircleBlack Inc. Mr. Castellano’s knowledge of financial and accounting matters is expected to qualify him to serve as a member of the Audit Committee. Mr. Castellano’s independence from the Trust, the Advisor and the Sub-Advisors is expected to enhance his service as a member of the Governance and Nominating Committee and the Performance Oversight Committee.

Cynthia L. Egan	Ms. Egan brings to the Board a broad and diverse knowledge of investment companies and the retirement industry as a result of her many years of experience as President, Retirement Plan Services, for T. Rowe Price Group, Inc. and her various senior operating officer positions at Fidelity Investments, including her service as Executive Vice President of FMR Co., President of Fidelity Institutional Services Company and President of the Fidelity Charitable Gift Fund. Ms. Egan has also served as an advisor to the U.S. Department of Treasury as an expert in domestic retirement security. Ms. Egan began her professional career at the Board of Governors of the Federal Reserve and the Federal Reserve Bank of New York. Ms. Egan is also a director of UNUM Corporation, a publicly traded insurance company providing personal risk reinsurance, and of The Hanover Group, a public property casualty insurance company. Ms. Egan’s independence from the Trust, the Advisor and the Sub-Advisors is expected to enhance her service as Chair of the Compliance Committee, and a member of the Governance and Nominating Committee and the Performance Oversight Committee.

Trustee	Experience, Qualifications and Skills
Frank J. Fabozzi	Dr. Fabozzi has served for over 25 years on the boards of registered investment companies. Dr. Fabozzi holds the designations of Chartered Financial Analyst and Certified Public Accountant. Dr. Fabozzi was inducted into the Fixed Income Analysts Society’s Hall of Fame and is the 2007 recipient of the C. Stewart Sheppard Award and the 2015 recipient of the James R. Vertin Award, both given by the CFA Institute. The Board benefits from Dr. Fabozzi’s experiences as a professor and author in the field of finance. Dr. Fabozzi’s experience as a professor at various institutions, including EDHEC Business School, Yale, MIT, and Princeton, as well as Dr. Fabozzi’s experience as a Professor in the Practice of Finance and Becton Fellow at the Yale University School of Management and as editor of the Journal of Portfolio Management demonstrates his wealth of expertise in the investment management and structured finance areas. Dr. Fabozzi has authored and edited numerous books and research papers on topics in investment management and financial econometrics, and his writings have focused on fixed income securities and portfolio management, many of which are considered standard references in the investment management industry. Dr. Fabozzi’s long-standing service on the boards of the Closed-End Complex also provides him with a specific understanding of the Trust, its operations and the business and regulatory issues facing the Trust. Moreover, Dr. Fabozzi’s knowledge of financial and accounting matters qualifies him to serve as a member of the Trust’s Audit Committee. Dr. Fabozzi’s independence from the Trust, the Advisor and the Sub-Advisors enhances his service as Chair of the Performance Oversight Committee, and a member of the Governance and Nominating Committee.

Robert W. Fairbairn	Mr. Fairbairn is a Senior Managing Director of BlackRock, Inc., who oversees the Strategic Partner Program responsible for the firm’s largest client relationships and the Strategic Product Management Group responsible for the firm’s overall product strategy and product suite. Mr. Fairbairn is a member of BlackRock’s Global Executive Committee, Global Operating Committee and co-chairs the Human Capital Committee. From 2012 to 2016, Mr. Fairbairn served as the global head of the Retail and iShares businesses. Prior to that, he served as head of BlackRock’s Global Client Group and Chairman of BlackRock’s international businesses. Mr. Fairbairn currently serves as board member for the BlackRock Equity-Bond mutual fund family.

R. Glenn Hubbard	Dr. Hubbard has served in numerous roles in the field of economics, including as the Chairman of the U.S. Council of Economic Advisers of the President of the United States. Dr. Hubbard serves as the Dean of Columbia Business School, has served as a member of the Columbia Faculty and as a Visiting Professor at the John F. Kennedy School of Government at Harvard University, the Harvard Business School and the University of Chicago. Dr. Hubbard’s experience as an adviser to the President of the United States adds a dimension of balance to the Trust’s governance and provides perspective on economic issues. Dr. Hubbard’s service on the boards of ADP and Metropolitan Life Insurance Company provides the Board with the benefit of his experience with the management practices of other financial companies. Dr. Hubbard’s long-standing service on the boards of the Closed-End Complex also provides him with a specific understanding of the Trust, its operations, and the business and regulatory issues facing the Trust. Dr. Hubbard’s independence from the Trust, the Advisor and the Sub-Advisors is expected to enhance his service as Chair of the Governance and Nominating Committee and a member of the Compliance Committee and the Performance Oversight Committee.

Trustee	Experience, Qualifications and Skills
W. Carl Kester	The Board benefits from Dr. Kester’s experiences as a professor and author in finance, and his experience as the George Fisher Baker Jr. Professor of Business Administration at Harvard Business School and as Deputy Dean of Academic Affairs at Harvard Business School from 2006 through 2010 adds to the Board a wealth of expertise in corporate finance and corporate governance. Dr. Kester has authored and edited numerous books and research papers on both subject matters, including co-editing a leading volume of finance case studies used worldwide. Dr. Kester’s long-standing service on the boards of the Closed-End Complex also provides him with a specific understanding of the Trust, its operations, and the business and regulatory issues facing the Trust. Dr. Kester’s knowledge of financial and accounting matters qualifies him to serve as a member of the Trust’s Audit Committee. Dr. Kester’s independence from the Trust, the Advisor and the Sub-Advisors enhances his service as a member of the Governance and Nominating Committee and the Performance Oversight Committee.

Catherine A. Lynch	Ms. Lynch, who served as the Chief Executive Officer and Chief Investment Officer of the National Railroad Retirement Investment Trust, benefits the Board by providing business leadership and experience and a diverse knowledge of pensions and endowments. Ms. Lynch also holds the designation of Chartered Financial Analyst. Ms. Lynch’s knowledge of financial and accounting matters is expected to qualify her to serve as a member of the Trust’s Audit Committee. Ms. Lynch’s independence from the Trust, the Advisor and the Sub-Advisors is expected to enhance her service as a member of the Governance and Nominating Committee and the Performance Oversight Committee.

John M. Perlowski	Mr. Perlowski’s experience as Managing Director of BlackRock since 2009 and as the Head of BlackRock Global Fund Services since 2009 provides him with a strong understanding of the Trust, its operations, and the business and regulatory issues facing the Trust. Mr. Perlowski’s prior position as Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, and his former service as Treasurer and Senior Vice President of the Goldman Sachs Mutual Funds and as Director of the Goldman Sachs Offshore Funds are expected to provide the Board with the benefit of his experience with the management practices of other financial companies. Mr. Perlowski’s experience with BlackRock is expected to enhance his service as a member of the Executive Committee.

Board Leadership Structure and Oversight

The Board has overall responsibility for the oversight of the Trust. The Chair of the Board and the Chief Executive Officer are two different people. Not only is the Chair of the Board an Independent Trustee, but also the Chair of each Board committee (each, a “Committee”) is an Independent Trustee. The Board has five standing Committees: an Audit Committee, a Governance Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee. The role of the Chair of the Board is to preside over all meetings of the Board and to act as a liaison with service providers, officers, attorneys, and other Trustees between meetings. The Chair of each Committee performs a similar role with respect to such Committee. The Chair of the Board or Committees may also perform such other functions as may be delegated by the Board or the Committees from time to time. The Independent Trustees meet regularly outside the presence of the Trust’s management, in executive sessions or with other service providers to the Trust. The Board has regular meetings five times a year, including a meeting to consider the approval of the Trust’s investment management agreement, and, if necessary, may hold special meetings before its next regular meeting.

Each Committee meets regularly to conduct the oversight functions delegated to that Committee by the Board and reports its findings to the Board. The Board and each standing Committee conduct annual assessments of their oversight function and structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise independent judgment over management and to allocate areas of responsibility among Committees and the Board to enhance oversight.

The Board decided to separate the roles of Chair and Chief Executive Officer because it believes that an independent Chair:

•	increases the independent oversight of the Trust and enhances the Board’s objective evaluation of the Chief Executive Officer;

•	allows the Chief Executive Officer to focus on the Trust’s operations instead of Board administration;

•	provides greater opportunities for direct and independent communication between shareholders and the Board; and

•	provides an independent spokesman for the Trust.

The Board has engaged the Advisors to manage the Trust on a day-to day basis. The Board is responsible for overseeing the Advisor, Sub-Advisors, other service providers, the operations of the Trust and associated risks in accordance with the provisions of the Investment Company Act, state law, other applicable laws, the Trust’s charter, and the Trust’s investment objective and strategies. The Board reviews, on an ongoing basis, the Trust’s performance, operations, and investment strategies and techniques. The Board also conducts reviews of the Advisors and their role in running the operations of the Trust.

Day-to-day risk management with respect to the Trust is the responsibility of the Advisor, Sub-Advisors or other service providers (depending on the nature of the risk), subject to the supervision of the Advisor. The Trust is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. While there are a number of risk management functions performed by the Advisor, Sub-Advisor or other service providers, as applicable, it is not possible to eliminate all of the risks applicable to the Trust. Risk oversight is part of the Board’s general oversight of the Trust and is addressed as part of various Board and Committee activities. The Board, directly or through Committees, also reviews reports from, among others, management, the independent registered public accounting firm for the Trust, the Advisor, Sub-Advisors and internal auditors for the Advisor or its affiliates, as appropriate, regarding risks faced by the Trust and management’s or the service provider’s risk functions. The Committee system facilitates the timely and efficient consideration of matters by the Trustees and facilitates effective oversight of compliance with legal and regulatory requirements and of the Trust’s activities and associated risks. The Board has approved the appointment of a Chief Compliance Officer (“CCO”), who oversees the implementation and testing of the Trust’s compliance program and reports regularly to the Board regarding compliance matters for the Trust and its service providers. The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.

Audit Committee. The Board has a standing Audit Committee composed of Karen P. Robards (Chair), Frank J. Fabozzi and W. Carl Kester, all of whom are Independent Trustees. Following the completion of the Trust’s initial public offering, the Board expects to also appoint to the Audit Committee Michael J. Castellano and Catherine A. Lynch. The principal responsibilities of the Audit Committee are to assist the Board in fulfilling its oversight responsibilities relating to the accounting and financial reporting policies and practices of the Trust. The Audit Committee’s responsibilities include, without limitation: (i) approving, and recommending to the full Board for approval, the selection, retention, termination and compensation of the Trust’s independent registered public accounting firm (the “Independent Registered Public Accounting Firm”) and evaluating the independence and objectivity of the Independent Registered Public Accounting Firm; (ii) approving all audit engagement terms and fees for the Trust; (iii) reviewing the conduct and results of each audit; (iv) reviewing any issues raised by the Trust’s Independent Registered Public Accounting Firm or management regarding the accounting or financial reporting policies and practices of the Trust, its internal controls, and, as appropriate, the internal controls of certain service providers and management’s response to any such issues; (v) reviewing and discussing the Trust’s audited and unaudited financial statements and disclosure in the Trust’s shareholder reports relating to the Trust’s performance; (vi) assisting the Board’s responsibilities with respect to the internal controls of the Trust and its service providers with respect to accounting and financial matters; and (vii) resolving any disagreements between the Trust’s management and the Trust’s Independent Registered Public Accounting Firm regarding financial reporting. A copy of the Audit Committee Charter for the Trust can be found in the “Corporate Governance” section of the BlackRock Closed-End Fund website at www.blackrock.com.

Governance and Nominating Committee. The Board has a standing Governance and Nominating Committee composed of R. Glenn Hubbard (Chair), Richard E. Cavanagh, Cynthia L. Egan, Frank J. Fabozzi, W. Carl Kester and Karen P. Robards, all of whom are Independent Trustees. Following the completion of the Trust’s initial public offering, the Board expects to also appoint to the Governance and Nominating Committee Michael J. Castellano and Catherine A. Lynch. The principal responsibilities of the Governance and Nominating Committee are: (i) identifying individuals qualified to serve as Independent Trustees and recommending Board Nominees that are not “interested persons” of the Trust (as defined in the Investment Company Act) for election by shareholders or appointment by the Board; (ii) advising the Board with respect to Board composition, procedures and Committees of the Board (other than the Audit Committee); (iii) overseeing periodic self-assessments of the Board and Committees of the Board (other than the Audit Committee); (iv) reviewing and making recommendations in respect to Independent Trustee compensation; (v) monitoring corporate governance matters and making recommendations in respect thereof to the Board; (vi) acting as the administrative committee with respect to Board policies and procedures, committee policies and procedures (other than the Audit Committee) and codes of ethics as they relate to the Independent Trustees; and (vii) review and make recommendations to the Board in respect of Trust share ownership by the Independent Trustees.

The Governance and Nominating Committee of the Board seeks to identify individuals to serve on the Board who have a diverse range of viewpoints, qualifications, experiences, backgrounds and skill sets so that the Board will be better suited to fulfill its responsibility of overseeing the Trust’s activities. In so doing, the Governance and Nominating Committee reviews the size of the Board, the ages of the current Trustees and their tenure on the Board, and the skills, background and experiences of the Trustees in light of the issues facing the Trust in determining whether one or more new trustees should be added to the Board. The Board as a group strives to achieve diversity in terms of gender, race and geographic location. The Governance and Nominating Committee believes that the Trustees as a group possess the array of skills, experiences and backgrounds necessary to guide the Trust. The Trustees’ biographies included herein highlight the diversity and breadth of skills, qualifications and expertise that the Trustees bring to the Trust.

The Governance and Nominating Committee may consider nominations for Trustees made by the Trust’s shareholders as it deems appropriate. Under the Trust’s Bylaws, shareholders must follow certain procedures to nominate a person for election as a Trustee at an annual or special meeting, or to introduce an item of business at an annual meeting. Under these advance notice procedures, shareholders must submit the proposed nominee or item of business by delivering a notice to the Secretary of the Trust at its principal executive offices. The Trust must receive notice of a shareholder’s intention to introduce a nomination or proposed item of business for an annual shareholder meeting not less than 120 days nor more than 150 days before the anniversary of the prior year’s annual shareholder meeting.

The Trust’s Bylaws provide that notice of a proposed nomination must include certain information about the shareholder and the nominee, as well as a written consent of the proposed nominee to serve if elected. A notice of a proposed item of business must include a description of and the reasons for bringing the proposed business to the meeting, any material interest of the shareholder in the business, and certain other information about the shareholder.

Further, the Trust has adopted Trustee qualification requirements which can be found in the Trust’s Bylaws and are applicable to all Trustees that may be nominated, elected, appointed, qualified or seated to serve as Trustees. The qualification requirements include: (i) age limits; (ii) limits on service on other boards; (iii) restrictions on relationships with investment advisers other than BlackRock; and (iv) character and fitness requirements. In addition to not being an “interested person” of the Trust as defined under Section 2(a)(19) of the Investment Company Act, each Independent Trustee may not be or have certain relationships with a shareholder owning five percent or more of the Trust’s voting securities or owning other percentage ownership interests in investment companies registered under the Investment Company Act. Reference is made to the Trust’s Bylaws for more details.

A copy of the Governance and Nominating Committee Charter for the Trust can be found in the “Corporate Governance” section of the BlackRock Closed-End Fund website at www.blackrock.com.

Compliance Committee. The Board has a Compliance Committee composed of Cynthia L. Egan (Chair), Richard E. Cavanagh and R. Glenn Hubbard, all of whom are Independent Trustees. The Compliance Committee’s purpose is to assist the Board in fulfilling its responsibility with respect to the oversight of regulatory and fiduciary compliance matters involving the Trust, the fund-related activities of BlackRock, and any sub-advisors and the Trust’s other third party service providers. The Compliance Committee’s responsibilities include, without limitation: (i) overseeing the compliance policies and procedures of the Trust and its service providers and recommending changes or additions to such policies and procedures; (ii) reviewing information on and, where appropriate, recommending policies concerning the Trust’s compliance with applicable law; (iii) reviewing information on any significant correspondence with or other actions by regulators or governmental agencies with respect to the Trust and any employee complaints or published reports that raise concerns regarding compliance matters; and (iv) reviewing reports from, overseeing the annual performance review of, and making certain recommendations in respect of the Trust’s CCO, including, without limitation, determining the amount and structure of the CCO’s compensation. The Board has adopted a written charter for the Board’s Compliance Committee.

Performance Oversight Committee. The Board has a Performance Oversight Committee composed of Frank J. Fabozzi (Chair), Richard E. Cavanagh, Cynthia L. Egan, R. Glenn Hubbard, W. Carl Kester and Karen P. Robards, all of whom are Independent Trustees. Following the completion of the Trust’s initial public offering, the Board expects to also appoint to the Performance Oversight Committee Michael J. Castellano and Catherine A. Lynch. The Performance Oversight Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee the Trust’s investment performance relative to the Trust’s investment objective, policies and practices. The Performance Oversight Committee’s responsibilities include, without limitation: (i) reviewing the Trust’s investment objective, policies and practices; (ii) recommending to the Board any required action in respect of changes in fundamental and non-fundamental investment restrictions; (iii) reviewing information on appropriate benchmarks and competitive universes; (iv) reviewing the Trust’s investment performance relative to such benchmarks; (v) reviewing information on unusual or exceptional investment matters; (vi) reviewing whether the Trust has complied with its investment policies and restrictions; and (vii) overseeing policies, procedures and controls regarding valuation of the Trust’s investments. The Board has adopted a written charter for the Board’s Performance Oversight Committee.

Executive Committee. The Board has an Executive Committee composed of Richard E. Cavanagh (Chair), John M. Perlowski and Karen P. Robards. The principal responsibilities of the Executive Committee include, without limitation: (i) acting on routine matters between meetings of the Board; (ii) acting on such matters as may require urgent action between meetings of the Board; and (iii) exercising such other authority as may from time to time be delegated to the Executive Committee by the Board. The Board has adopted a written charter for the Board’s Executive Committee.

As the Trust is a closed-end investment company with no prior investment operations, no meetings of the above committees have been held in the fiscal year, except that the Audit Committee met in connection with the organization of the Trust to select the Trust’s independent registered public accounting firm.

Information about the specific experience, skills, attributes and qualifications of each Trustee, which in each case led to the Board’s conclusion that the Trustee should serve as a Trustee of the Trust, is provided in “Biographical Information of the Trustees.”

Trustee Share Ownership

Name of Trustee	Dollar Range of Equity Securities in the Trust**	Aggregate Dollar Range of Equity Securities and Share Equivalents Overseen by Directors in the Family of Registered Investment Companies**
Independent Trustees*
Richard E. Cavanagh	None	Over $100,000
Karen P. Robards	None	Over $100,000
Michael J. Castellano	None	Over $100,000
Frank J. Fabozzi	None	Over $100,000
R. Glenn Hubbard	None	Over $100,000
W. Carl Kester	None	Over $100,000
Catherine A. Lynch	None	Over $100,000
Cynthia L. Egan	None	Over $100,000
Interested Trustees
Robert W. Fairbairn	None	Over $100,000
John M. Perlowski	None	Over $100,000

*	For the purposes of the Trust’s initial public offering, Mr. Michael J. Castellano and Ms. Catherine A. Lynch may be considered “interested persons” (as defined in the Investment Company Act) of the Trust as a result of their ownership of securities of one or more of the Trust’s underwriters. Mr. Castellano and Ms. Lynch will cease to be “interested persons” of the Trust once such underwriters could not be viewed as principal underwriters of the Trust, which is expected to occur upon the completion of the Trust’s initial public offering.
**	As of February 22, 2018, the Trustees could not own shares in the Trust as of this date because the Trust had not yet begun investment operations. The term “Family of Registered Investment Companies” refers to all registered investment companies advised by the Advisor or an affiliate thereof. Includes share equivalents owned under the deferred compensation plan in the funds in the Family of Registered Investment Companies by certain Independent Trustees who have participated in the deferred compensation plan of the funds in the Family of Registered Investment Companies

Compensation of Trustees

Each Independent Trustee is paid an annual retainer of $280,000 per year for his or her services as a Trustee of the Closed-End Complex and each Trustee may also receive a $10,000 board meeting fee for special unscheduled meetings or meetings in excess of six Board meetings held in a calendar year, together with out-of-pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings. In addition, the Chair and Vice-Chair of the Board are paid an additional annual retainer of $120,000 and $60,000, respectively. The Chairs of the Audit Committee, Performance Oversight Committee, Compliance Committee, and Governance and Nominating Committee are paid an additional annual retainer of $45,000, $30,000, $45,000 and $20,000, respectively. Each of the members of the Audit Committee and Compliance Committee are paid an additional annual retainer of $30,000 and $12,500, respectively, for his or her service on such committee. The Trust will pay a pro rata portion quarterly (based on relative net assets) of the foregoing Trustee fees paid by the funds in the Closed-End Complex.

The Independent Trustees have agreed that a maximum of 50% of each Independent Trustee’s total compensation paid by funds in the Closed-End Complex may be deferred pursuant to the Closed-End Complex’s deferred compensation plan. Under the deferred compensation plan, deferred amounts earn a return for the Independent Trustees as though equivalent dollar amounts had been invested in common stock of certain funds in the Closed-End Complex selected by the Independent Trustees. This has approximately the same economic effect for the Independent Trustees as if they had invested the deferred amounts in such funds in the Closed-End Complex. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of a fund and are recorded as a liability for accounting purposes.

The following table sets forth the estimated compensation that each of the Trustees would have earned from the Trust for the fiscal year ended December 31, 2017 and the aggregate compensation paid to them by all funds in the Closed-End Complex for the calendar year ended December 31, 2017.

Name	Aggregate Compensation from the Trust (Most Recently Completed Fiscal Year)	Aggregate Compensation from the Trust and other BlackRock-Advised Funds in the Closed- End Complex(1) (Most Recently Completed Calendar Year)
Independent Trustees*
Richard E. Cavanagh	$6,169	$412,500 (2)
Karen P. Robards	$6,206	$415,000 (3)
Michael J. Castellano	$4,636	$310,000 (4)
Cynthia L. Egan	$4,374	$292,500 (5)
Frank J. Fabozzi	$5,085	$340,000 (6)
R. Glenn Hubbard	$4,674	$312,500 (7)
W. Carl Kester	$4,636	$310,000 (8)
Catherine A. Lynch	$4,636	$310,000 (9)

*	For the purposes of the Trust’s initial public offering, Mr. Michael J. Castellano and Ms. Catherine A. Lynch may be considered “interested persons” (as defined in the Investment Company Act) of the Trust as a result of their ownership of securities of one or more of the Trust’s underwriters. Mr. Castellano and Ms. Lynch will cease to be “interested persons” of the Trust once such underwriters could not be viewed as principal underwriters of the Trust, which is expected to occur upon the completion of the Trust’s initial public offering.
(1)	Represents the aggregate compensation earned by such persons from the Closed-End Complex during the calendar year ended December 31, 2017. Of this amount, Mr. Cavanagh, Ms. Robards, Mr. Castellano, Dr. Hubbard, Dr. Kester and Ms. Lynch deferred $103,125, $41,500, $93,000, $156,250, $40,000 and $62,000, respectively, pursuant to the Closed-End Complex’s deferred compensation plan.
(2)	Total amount of deferred compensation payable by the Closed-End Complex to Trustee is $1,196,499 as of December 31, 2017.
(3)	Total amount of deferred compensation payable by the Closed-End Complex to Trustee is $849,666 as of December 31, 2017.
(4)	Total amount of deferred compensation payable by the Closed-End Complex to Trustee is $706,925 as of December 31, 2017.
(5)	Ms. Egan did not participate in the deferred compensation plan as of December 31, 2017.
(6)	Total amount of deferred compensation payable by the Closed-End Complex to Trustee is $804,504 as of December 31, 2017.
(7)	Total amount of deferred compensation payable by the Closed-End Complex to Trustee is $2,099,188 as of December 31, 2017.
(8)	Total amount of deferred compensation payable by the Closed-End Complex to Trustee is $1,128,563 as of December 31, 2017.
(9)	Total amount of deferred compensation payable by the Closed-End Complex to Trustee is $66,125 as of December 31, 2017.

Independent Trustee Ownership of Securities

As of February 22, 2018, the Independent Trustees (and their respective immediate family members) did not beneficially own securities of the Advisors, or an entity controlling, controlled by or under common control with the Advisors (not including registered investment companies).

As of the date of this SAI, as a group, Trustees and officers owned less than 1% of the outstanding common shares in the Trust because the Trust is commencing its offering coincident with the date of the prospectus. Prior to this offering, all of the outstanding shares of the Trust were owned by an affiliate of the Advisor.

Information Pertaining to the Officers

The executive officers of the Trust, their address, their year of birth and their principal occupations during the past five years (their titles may have varied during that period) are shown in the table below. With the exception of the CCO, executive officers receive no compensation from the Trust. The Trust compensates the CCO for his services as its CCO.

Each executive officer is an “interested person” of the Trust (as defined in the Investment Company Act) by virtue of that individual’s position with BlackRock or its affiliates described in the table below.

Name, Address[1] and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupations(s) During Past 5 Years
Officers who are not Trustees[2]

Jonathan Diorio 1980	Vice President	Since 2017	Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2011 to 2015; Director of Deutsche Asset & Wealth Management from 2009 to 2011.

Charles Park 1967	Chief Compliance Officer	Since 2017	Anti-Money Laundering Compliance Officer for the BlackRock-Advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-Advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Neal Andrews 1966	Chief Financial Officer	Since 2017	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.

Jay Fife 1970	Treasurer	Since 2017	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Janey Ahn 1975	Secretary	Since 2017	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017; Assistant Secretary of the funds in the Closed-End Complex from 2008 to 2012.

1.	The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
2.	Officers of the Trust serve at the pleasure of the Board.

Indemnification of Trustees and Officers

The governing documents of the Trust generally provide that, to the extent permitted by applicable law, the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust unless, as to liability to the Trust or its investors, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices. In addition, the Trust will not indemnify Trustees with respect to any matter as to which Trustees did not act in good faith in the reasonable belief that his or her action was in the best interest of the Trust or, in the case of any criminal proceeding, as to which Trustees had reasonable cause to believe that the conduct was unlawful. Indemnification provisions contained in the Trust’s governing documents are subject to any limitations imposed by applicable law.

The funds in the Closed-End Complex, including the Trust, have also entered into a separate indemnification agreement with the board members of each board of such funds (the “Indemnification Agreement”). The Indemnification Agreement (i) extends the indemnification provisions contained in a fund’s governing documents to board members who leave that fund’s board and serve on an advisory board of a different fund in the Closed-End Complex; (ii) sets in place the terms of the indemnification provisions of a fund’s governing documents once a board member retires from a board; and (iii) in the case of board members who left the board of a fund in connection with or prior to the board consolidation that occurred in 2007 as a result of the merger of BlackRock and Merrill Lynch & Co., Inc.’s investment management business, clarifies that such fund continues to indemnify the director for claims arising out of his or her past service to that fund.

Principal Owners of Common Shares

Prior to the public offering of the common shares, BlackRock Holdco 2, Inc. (“BlackRock Holdco”), an affiliate of the Advisor, purchased common shares from the Trust in an amount satisfying the net worth requirements of Section 14(a) of the Investment Company Act, which requires the Trust to have a net worth of at least $100,000 prior to making a public offering. As of the date of this SAI, BlackRock Holdco owned 100% of the Trust’s outstanding common shares and therefore may be deemed to control the Trust until such time as it owns less than 25% of the Trust’s outstanding common shares, which is expected to occur upon the closing of this offering. The address of BlackRock Holdco is 55 East 52nd Street, New York, NY 10055. BlackRock Holdco is organized under the laws of the State of Delaware and is a wholly-owned subsidiary of BlackRock.

Portfolio Management

Portfolio Manager Assets Under Management

The following table sets forth information about funds and accounts other than the Trust for which the portfolio managers are primarily responsible for the day-to-day portfolio management as of December 31, 2017:

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Richard Rieder	12	14	1	0	0	0

	$55.89 Billion	$16.42 Billion	$392.20 Million	$0	$0	$0
Amer Bisat	16	10	0	0	0	0

	$55.74 Billion	$16.42 Billion	$0	$0	$0	$0
Ronald Redmond	0	6	0	0	0	0

	$0	$420.60 Million	$0	$0	$0	$0

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Sacha M. Bacro	0	7	0	0	0	0

	$0	$620.00 Million	$0	$0	$0	$0
Robert Wuertz	1	1	0	0	0	0

	$221.10 Million	$2.35 Billion	$0	$0	$0	$0
Jacob Caplain	1	2	0	0	0	0

	$221.10 Million	$2.40 Billion	$0	$0	$0	$0

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock. The following information is as of December 31, 2017.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the funds or other accounts managed by the portfolio managers are measured.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers.

Portfolio managers generally receive deferred BlackRock, Inc. stock awards as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest ratably over a number of years and, once vested, settle in BlackRock, Inc. common stock. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align their interests with long-term shareholder interests and motivate performance. Such equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. With the exception of Mr. Caplain, the portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.

For some portfolio managers, discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Any portfolio manager who is either a managing director or director at BlackRock with compensation above a specified threshold is eligible to participate in the deferred compensation program.

Other Compensation Benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans – BlackRock has created a variety of incentive savings plans in which United States-based BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (“RSP”), and the BlackRock Employee Stock Purchase Plan (“ESPP”). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($275,000 for 2018). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date.

Securities Ownership of Portfolio Managers

The Trust is a newly-organized closed-end management investment company. Accordingly, as of the date of this SAI, none of the portfolio managers beneficially owned any securities issued by the Trust except that Sacha M. Barko, Amir Bisat and Rick Rieder purchased $250,000, $400,000 and $1,000,000, respectively, of Common Shares in the offering.

Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Trust, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Trust. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Trust. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Trust by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Trust.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

Proxy Voting Policies

The Board has delegated the voting of proxies for the Trust’s securities to the Advisor pursuant to the Advisor’s proxy voting guidelines. Under these guidelines, the Advisor will vote proxies related to Trust securities in the best interests of the Trust and its shareholders. From time to time, a vote may present a conflict between the interests of the Trust’s shareholders, on the one hand, and those of the Advisor, or any affiliated person of the Trust or the Advisor, on the other. In such event, provided that the Advisor’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict, if the matter to be voted on represents a material, non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Advisor’s clients. If the Advisor determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Advisor’s Portfolio Management Group and/or the Advisor’s Legal & Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Closed-End Fund Proxy Voting Policy is included as Appendix B to this SAI. Information on how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Codes of Ethics

The Trust and the Advisors have adopted a code of ethics (the “Code of Ethics”) in compliance with Section 17(j) of the Investment Company Act and Rule 17j-1 thereunder. Each Code of Ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to a Code of Ethics may invest in securities for their personal investment accounts, including making investments in securities that may be purchased or held by the Trust. The Codes of Ethics are available on the EDGAR Database on the SEC’s website at www.sec.gov. In addition, the Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Copies of the Codes of Ethics may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

Other Information

BlackRock is independent in ownership and governance, with no single majority stockholder and a majority of independent directors. The PNC Financial Services Group, Inc. (“PNC”) is BlackRock’s largest stockholder and is an Affiliate of BlackRock (an “Affiliate”) for Investment Company Act purposes.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Trust anticipate investing substantially all of its assets in the Trust in private transactions that will not involve brokerage commissions or markups.

Subject to policies established by the Board, BlackRock is primarily responsible for the execution of the Trust’s portfolio transactions and the allocation of brokerage. BlackRock does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for the Trust, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While BlackRock generally seeks reasonable trade execution costs, the Trust does not necessarily pay the lowest spread or commission available, and payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions. Subject to applicable legal requirements, BlackRock may select a broker based partly upon brokerage or research services provided to BlackRock and its clients, including the Trust. In return for such services, BlackRock may cause the Trust to pay a higher commission than other brokers would charge if BlackRock determines in good faith that the commission is reasonable in relation to the services provided.

Because the Trust invests all of its assets in shares of the Trust, it is expected that all transactions in portfolio securities will be entered into by the Trust.

In selecting brokers or dealers to execute portfolio transactions, the Advisors seek to obtain the best price and most favorable execution for the Trust, taking into account a variety of factors including: (i) the size, nature and character of the security or instrument being traded and the markets in which it is purchased or sold; (ii) the desired timing of the transaction; (iii) BlackRock’s knowledge of the expected commission rates and spreads currently available; (iv) the activity existing and expected in the market for the particular security or instrument, including any anticipated execution difficulties; (v) the full range of brokerage services provided; (vi) the broker’s or dealer’s capital; (vii) the quality of research and research services provided; (viii) the reasonableness of the commission, dealer spread or its equivalent for the specific transaction; and (ix) BlackRock’s knowledge of any actual or apparent operational problems of a broker or dealer.

Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act,” and Section 28(e) thereof, “Section 28(e)”) permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer a commission for effecting a transaction that exceeds the amount another broker or dealer would have charged for effecting the same transaction in recognition of the value of brokerage and research services provided by that broker or dealer. This includes commissions paid on riskless principal transactions under certain conditions. Brokerage and research services include: (1) furnishing advice as to the value of securities, including pricing and appraisal advice, credit analysis, risk measurement analysis, performance and other analysis, as well as the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental to securities transactions (such as clearance, settlement, and custody). BlackRock believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to the Trust.

The Advisors may participate in client commission arrangements under which BlackRock may execute transactions through a broker-dealer and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to the Advisors. The Advisors believe that research services obtained through soft dollar or commission sharing arrangements enhance its investment decision-making capabilities, thereby increasing the prospects for higher investment returns. The Advisors will engage only in soft dollar or commission sharing transactions that comply with the requirements of Section 28(e). The Advisors regularly evaluate the soft dollar products and services utilized, as well as the overall soft dollar and commission sharing arrangements to ensure that trades are executed by firms that are regarded as best able to execute trades for client accounts, while at the same time providing access to the research and other services the Advisors view as impactful to its trading results.

The Advisors may utilize soft dollars and related services, including research (whether prepared by the broker-dealer or prepared by a third-party and provided to the Advisors by the broker-dealer) and execution or brokerage services within applicable rules and the Advisors’ policies to the extent that such permitted services do not compromise the Advisors’ ability to seek to obtain best execution. In this regard, the portfolio management investment and/or trading teams may consider a variety of factors, including the degree to which the broker-dealer: (a) provides access to company management; (b) provides access to their analysts; (c) provides meaningful/insightful research notes on companies or other potential investments; (d) facilitates calls on which meaningful or insightful ideas about companies or potential investments are discussed; (e) facilitates conferences at which meaningful or insightful ideas about companies or potential investments are discussed; or (f) provides research tools such as market data, financial analysis, and other third party related research and brokerage tools that aid in the investment process.

Research-oriented services for which the Advisor might pay with Trust commissions may be in written form or through direct contact with individuals and may include information as to particular companies or industries and securities or groups of securities, as well as market, economic, or institutional advice and statistical information, political developments and technical market information that assists in the valuation of investments. Except as noted immediately below, research services furnished by brokers may be used in servicing some or all client accounts and not all services may be used in connection with the Trust or account that paid commissions to the broker providing such services. In some cases, research information received from brokers by investment company management personnel, or personnel principally responsible for the Advisors’ individually managed portfolios, is not necessarily shared by and between such personnel. Any investment advisory or other fees paid by the Trust to the Advisor are not reduced as a result of the Advisors’ receipt of research services. In some cases, the Advisors may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs the Advisor makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Advisor will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Advisor faces a potential conflict of interest, but the Advisor believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

Payments of commissions to brokers who are affiliated persons of the Trust will be made in accordance with Rule 17e-1 under the Investment Company Act. Subject to policies established by the Board, the Advisor is responsible for the execution of the Trust’s portfolio transactions and the allocation of brokerage.

From time to time, the Trust may purchase new issues of securities in a fixed price offering. In these situations, the broker may be a member of the selling group that will, in addition to selling securities, provide the Advisors with research services. The Financial Industry Regulatory Authority, Inc. has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the broker will provide research “credits” in these situations at a rate that is higher than that available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

The Advisors do not consider sales of shares of the investment companies it advises as a factor in the selection of brokers or dealers to execute portfolio transactions for the Trust; however, whether or not a particular broker or dealer sells shares of the investment companies advised by the Advisors neither qualifies nor disqualifies such broker or dealer to execute transactions for those investment companies.

The Trust anticipates that its brokerage transactions involving foreign securities generally will be conducted primarily on the principal stock exchanges of the applicable country. Foreign equity securities may be held by the Trust in the form of depositary receipts, or other securities convertible into foreign equity securities. Depositary receipts may be listed on stock exchanges, or traded in OTC markets in the United States or Europe, as the case may be. American Depositary Receipts, like other securities traded in the United States, will be subject to negotiated commission rates.

The Trust may invest in certain securities traded in the OTC market and intends to deal directly with the dealers who make a market in the particular securities, except in those circumstances in which better prices and execution are available elsewhere. Under the Investment Company Act, persons affiliated with the Trust and persons who are affiliated with such affiliated persons are prohibited from dealing with the Trust as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. Since transactions in the OTC market usually involve transactions with the dealers acting as principal for their own accounts, the Trust will not deal with affiliated persons, including PNC and its affiliates, in connection with such transactions. However, an affiliated person of the Trust may serve as its broker in OTC transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Trust may not purchase securities during the existence of any underwriting syndicate for such securities of which PNC is a member or in a private placement in which PNC serves as placement agent except pursuant to procedures approved by the Board that either comply with rules adopted by the SEC or with interpretations of the SEC staff.

OTC issues, including most fixed-income securities such as corporate debt and U.S. Government securities, are normally traded on a “net” basis without a stated commission, through dealers acting for their own account and not as brokers. The Trust will primarily engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker. Prices paid to a dealer with respect to both foreign and domestic securities will generally include a “spread,” which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer’s normal profit.

Purchases of money market instruments by the Trust are made from dealers, underwriters and issuers. The Trust do not currently expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer.

Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid.

The Advisors may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from the Trust prior to maturity at their original cost plus interest (sometimes adjusted to reflect the actual maturity of the securities), if it believes that the Trust’s anticipated need for liquidity makes such action desirable. Any such repurchase prior to maturity reduces the possibility that the Trust would incur a capital loss in liquidating commercial paper, especially if interest rates have risen since acquisition of such commercial paper.

Investment decisions for the Trust and for other investment accounts managed by the Advisors are made independently of each other in light of differing conditions. The Advisors allocate investments among client accounts in a fair and equitable manner. A variety of factors will be considered in making such allocations. These factors include: (i) investment objectives or strategies for particular accounts, including sector, industry, country or region and capitalization weightings, (ii) tax considerations of an account, (iii) risk or investment concentration parameters for an account, (iv) supply or demand for a security at a given price level, (v) size of available investment, (vi) cash availability and liquidity requirements for accounts, (vii) regulatory restrictions, (viii) minimum investment size of an account, (ix) relative size of account, and (x) such other factors as may be approved by an Advisor’s general counsel. Moreover, investments may not be allocated to one client account over another based on any of the following considerations: (i) to favor one client account at the expense of another, (ii) to generate higher fees paid by one client account over another or to produce greater performance compensation to an Advisor, (iii) to develop or enhance a relationship with a client or prospective client, (iv) to compensate a client for past services or benefits rendered to an Advisor or to induce future services or benefits to be rendered to an Advisor, or (v) to manage or equalize investment performance among different client accounts.

Equity securities will generally be allocated among client accounts within the same investment mandate on a pro rata basis. This pro-rata allocation may result in the Trust receiving less of a particular security than if pro-ration had not occurred. All allocations of equity securities will be subject, where relevant, to share minimums established for accounts and compliance constraints.

Initial public offerings of securities may be over-subscribed and subsequently trade at a premium in the secondary market. When the Advisors are given an opportunity to invest in such an initial offering or “new” or “hot” issue, the supply of securities available for client accounts is often less than the amount of securities the accounts would otherwise take. In order to allocate these investments fairly and equitably among client accounts over time, each portfolio manager or a member of his or her respective investment team will indicate to the Advisors’ trading desk their level of interest in a particular offering with respect to eligible clients’ accounts for which that team is responsible. Initial public offerings of U.S. equity securities will be identified as eligible for particular client accounts that are managed by portfolio teams who have indicated interest in the offering based on market capitalization of the issuer of the security and the investment mandate of the client account and in the case of international equity securities, the country where the offering is taking place and the investment mandate of the client account. Generally, shares received during the initial public offering will be allocated among participating client accounts within each investment mandate on a pro rata basis. In situations where supply is too limited to be allocated among all accounts for which the investment is eligible, portfolio managers may rotate such investment opportunities among one or more accounts so long as the rotation system provides for fair access for all client accounts over time. Other allocation methodologies that are considered by the Advisors to be fair and equitable to clients may be used as well.

Because different accounts may have differing investment objectives and policies, the Advisors may buy and sell the same securities at the same time for different clients based on the particular investment objectives, guidelines and strategies of those accounts. For example, the Advisor may decide that it may be entirely appropriate for a growth fund to sell a security at the same time a value fund is buying that security. To the extent that transactions on behalf of more than one client of the Advisor or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. For example, sales of a security by the Advisor on behalf of one or more of its clients may decrease the market price of such security, adversely impacting other clients of the Advisor that still hold the security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Trust or other clients or funds for which the Advisor or an affiliate act as investment manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all.

In certain instances, the Advisors may find it efficient for purposes of seeking to obtain best execution, to aggregate or “bunch” certain contemporaneous purchases or sale orders of its advisory accounts. In general, all contemporaneous trades for client accounts under management by the same portfolio manager or investment team will be bunched in a single order if the trader believes the bunched trade would provide each client with an opportunity to achieve a more favorable execution at a potentially lower execution cost. The costs associated with a bunched order will be shared pro rata among the clients in the bunched order. Generally, if an order for a particular portfolio manager or management team is filled at several different prices through multiple trades, all accounts participating in the order will receive the average price except in the case of certain international markets where average pricing is not permitted. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Trust is concerned, in other cases it could be beneficial to the Trust. Transactions effected by the Advisors on behalf of more than one of their clients during the same period may increase the demand for securities being purchased or the supply of securities being sold, causing an adverse effect on price. The trader will give the bunched order to the broker dealer that the trader has identified as being able to provide the best execution of the order. Orders for purchase or sale of securities will be placed within a reasonable amount of time of the order receipt and bunched orders will be kept bunched only long enough to execute the order.

The Trust will not purchase securities during the existence of any underwriting or selling group relating to such securities of which the Advisor, the Sub-Advisors and PNC or any affiliated person (as defined in the Investment Company Act) thereof is a member except pursuant to procedures adopted by the Board in accordance with Rule 10f-3 under the Investment Company Act. In no instance will portfolio securities be purchased from or sold to the Advisor, a Sub-Advisor, PNC or any affiliated person of the foregoing entities except as permitted by SEC exemptive order or by applicable law.

Portfolio Turnover

While the Trust generally does not expect to engage in trading for short-term gains, it will effect portfolio transactions without regard to any holding period if, in Trust management’s judgment, such transactions are advisable in light of a change in circumstances of a particular company or within a particular industry or in general market, economic or financial conditions. The portfolio turnover rate is calculated by dividing the lesser of the Trust’s annual sales or purchases of portfolio securities (exclusive of purchases or sales of U.S. Government securities and all other securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. A high rate of portfolio turnover results in certain tax consequences, such as increased capital gain dividends and/or ordinary income dividends, and in correspondingly greater transaction costs in the form of dealer spreads and brokerage commissions, which are borne directly by the Trust.

CONFLICTS OF INTEREST

PNC has a significant economic interest in BlackRock, Inc., the parent of the Advisor. BlackRock, Inc. and PNC are considered to be affiliated persons of one another under the Investment Company Act. Certain activities of the Advisor, the Sub-Advisors, BlackRock, Inc. and their affiliates (collectively referred to in this section as “BlackRock”) and PNC and its affiliates (collectively, “PNC” and together with BlackRock, “Affiliates”), with respect to the Trust and/or other accounts managed by BlackRock or PNC, may give rise to actual or perceived conflicts of interest such as those described below.

BlackRock is one of the world’s largest asset management firms. PNC is a diversified financial services organization spanning the retail, business and corporate markets. BlackRock, PNC and their respective affiliates (including, for these purposes, their directors, partners, trustees, managing members, officers and employees), including the entities and personnel who may be involved in the investment activities and business operations of the Trust, are engaged worldwide in businesses, including managing equities, fixed income securities, cash and alternative investments, and banking and other financial services, and have interests other than that of managing the Trust. These are considerations of which investors in the Trust should be aware, and which may cause conflicts of interest that could disadvantage the Trust and its shareholders. These businesses and interests include potential multiple advisory, transactional, financial and other relationships with, or interests in companies and interests in securities or other instruments that may be purchased or sold by the Trust.

BlackRock and its Affiliates have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of the Trust and/or that engage in transactions in the same types of securities, currencies and instruments as the Trust. One or more Affiliates are also major participants in the global currency, equities, swap and fixed income markets, in each case, for the accounts of clients and, in some cases, on a proprietary basis. As such, one or more Affiliates are or may be actively engaged in transactions in the same securities, currencies, and instruments in which the Trust invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which the Trust invests, which could have an adverse impact on the Trust’s performance. Such transactions, particularly in respect of most proprietary accounts or client accounts, will be executed independently of the Trust’s transactions and thus at prices or rates that may be more or less favorable than those obtained by the Trust.

When BlackRock and its Affiliates seek to purchase or sell the same assets for their managed accounts, including the Trust, the assets actually purchased or sold may be allocated among the accounts on a basis determined in their good faith discretion to be equitable. In some cases, this system may adversely affect the size or price of the assets purchased or sold for the Trust. In addition, transactions in investments by one or more other accounts managed by BlackRock or its Affiliates may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Trust, particularly, but not limited to, with respect to small capitalization, emerging market or less liquid strategies. This may occur when investment decisions regarding the Trust are based on research or other information that is also used to support decisions for other accounts. When BlackRock or its Affiliates implement a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for the Trust, market impact, liquidity constraints, or other factors could result in the Trust receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Trust could otherwise be disadvantaged. BlackRock or its Affiliates may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause the Trust to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.

Conflicts may also arise because portfolio decisions regarding the Trust may benefit other accounts managed by BlackRock or its Affiliates. For example, the sale of a long position or establishment of a short position by the Trust may impair the price of the same security sold short by (and therefore benefit) one or more Affiliates or their other accounts or funds, and the purchase of a security or covering of a short position in a security by the Trust may increase the price of the same security held by (and therefore benefit) one or more Affiliates or their other accounts or funds. In addition, to the extent permitted by applicable law, the Trust may invest its assets in other funds that are managed by one or more of the same portfolio managers, which could result in conflicts of interest relating to asset allocation, timing of the Trust’s purchases and redemptions, and increased remuneration and profitability for BlackRock, its Affiliates and/or their personnel, including portfolio managers.

In certain circumstances, BlackRock, on behalf of the Trust, may seek to buy from or sell securities to another fund or account advised by BlackRock or an Affiliate. BlackRock may (but is not required to) effect purchases and sales between BlackRock clients or clients of Affiliates (“cross trades”), including the Trust, if BlackRock believes such transactions are appropriate based on each party’s investment objectives and guidelines, subject to applicable law and regulation. There may be potential conflicts of interest or regulatory issues relating to these transactions which could limit BlackRock’s decision to engage in these transactions for the Trust. BlackRock may have a potentially conflicting division of loyalties and responsibilities to the parties in such transactions.

BlackRock and its Affiliates and their clients may pursue or enforce rights with respect to an issuer in which the Trust has invested, and those activities may have an adverse effect on the Trust. As a result, prices, availability, liquidity and terms of the Trust’s investments may be negatively impacted by the activities of BlackRock or its Affiliates or their clients, and transactions for the Trust may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The results of the Trust’s investment activities may differ significantly from the results achieved by BlackRock and its Affiliates for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that one or more Affiliate-managed accounts and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by the Trust. Moreover, it is possible that the Trust will sustain losses during periods in which one or more Affiliates or Affiliate-managed accounts achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible.

From time to time, the Trust may be restricted from purchasing or selling securities, or from engaging in other investment activities because of regulatory, legal or contractual requirements applicable to BlackRock or one or more Affiliates or other accounts managed or advised by BlackRock or its Affiliates for clients worldwide, and/or the internal policies of BlackRock and its Affiliates designed to comply with such requirements. As a result, there may be periods, for example, when BlackRock and/or one or more Affiliates will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which BlackRock and/or one or more Affiliates are performing services or when position limits have been reached. For example, the investment activities of one or more Affiliates for their proprietary accounts and accounts under their management may limit the investment opportunities for the Trust in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

In connection with its management of the Trust, BlackRock may have access to certain fundamental analysis and proprietary technical models developed by one or more Affiliates. BlackRock will not be under any obligation, however, to effect transactions on behalf of the Trust in accordance with such analysis and models. In addition, neither BlackRock nor any of its Affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Trust and it is not anticipated that BlackRock will have access to such information for the purpose of managing the Trust. The proprietary activities or portfolio strategies of BlackRock and its Affiliates, or the activities or strategies used for accounts managed by them or other client accounts could conflict with the transactions and strategies employed by BlackRock in managing the Trust.

The Trust may be included in investment models developed by BlackRock for use by clients and financial advisors. To the extent clients invest in these investment models and increase the assets under management of the Trust, the investment management fee amounts paid by the Trust to BlackRock may also increase. The liquidity of the Trust may be impacted by redemptions of the Trust by model-driven investment portfolios.

In addition, certain principals and certain employees of BlackRock are also principals or employees of Affiliates. As a result, these principals and employees may have obligations to such other entities or their clients and such obligations to other entities or clients may be a consideration of which investors in the Trust should be aware.

BlackRock may enter into transactions and invest in securities, instruments and currencies on behalf of the Trust in which clients of BlackRock or its Affiliates, or, to the extent permitted by the SEC and applicable law, BlackRock or another Affiliate, serves as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction will be adverse to the interests of the Trust, and such party may have no incentive to assure that the Trust obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by the Trust may enhance the profitability of BlackRock or its Affiliates. One or more Affiliates may also create, write or issue derivatives for their clients, the underlying securities, currencies or instruments of which may be those in which the Trust invests or which may be based on the performance of the Trust. The Trust may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Affiliates and may also enter into transactions with other clients of an Affiliate where such other clients have interests adverse to those of the Trust.

At times, these activities may cause departments of BlackRock or its Affiliates to give advice to clients that may cause these clients to take actions adverse to the interests of the Trust. To the extent affiliated transactions are permitted, the Trust will deal with Affiliates on an arms-length basis.

To the extent authorized by applicable law, one or more Affiliates may act as broker, dealer, agent, lender or adviser or in other commercial capacities for the Trust. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by an Affiliate will be in its view commercially reasonable, although each Affiliate, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to the Affiliate and such sales personnel, which may have an adverse effect on the Trust.

Subject to applicable law, the Affiliates (and their personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to the Trust as broker, dealer, agent, lender, adviser or in other commercial capacities. No accounting to the Trust or its shareholders will be required, and no fees or other compensation payable by the Trust or its shareholders will be reduced by reason of receipt by an Affiliate of any such fees or other amounts.

When an Affiliate acts as broker, dealer, agent, adviser or in other commercial capacities in relation to the Trust, the Affiliate may take commercial steps in its own interests, which may have an adverse effect on the Trust. The Trust will be required to establish business relationships with its counterparties based on the Trust’s own credit standing. Neither BlackRock nor any of the Affiliates will have any obligation to allow their credit to be used in connection with the Trust’s establishment of its business relationships, nor is it expected that the Trust’s counterparties will rely on the credit of BlackRock or any of the Affiliates in evaluating the Trust’s creditworthiness.

Lending on behalf of the Trust is done by BlackRock Investment Management, LLC (“BIM”) or BlackRock Institutional Trust Company, N.A. (“BTC”), each an affiliate of BlackRock, pursuant to SEC exemptive relief, enabling BIM or BTC, as applicable, to act as securities lending agent to, and receive a share of securities lending revenues from, the Trust. An Affiliate will receive compensation for managing the reinvestment of the cash collateral from securities lending. There are potential conflicts of interests in managing a securities lending program, including but not limited to: (i) BlackRock as lending agent may have an incentive to increase or decrease the amount of securities on loan or to lend particular securities in order to generate additional risk-adjusted revenue for BlackRock and its affiliates; and (ii) BlackRock as lending agent may have an incentive to allocate loans to clients that would provide more revenue to BlackRock. As described further below, BlackRock seeks to mitigate this conflict by providing its securities lending clients with equal lending opportunities over time in order to approximate pro-rata allocation.

As part of its securities lending program, BlackRock indemnifies certain clients and/or funds against a shortfall in collateral in the event of borrower default. BlackRock’s Risk and Quantitative Analytics Group (“RQA”) calculates, on a regular basis, BlackRock’s potential dollar exposure to the risk of collateral shortfall upon counterparty default (“shortfall risk”) under the securities lending program for both indemnified and non-indemnified clients. On a periodic basis, RQA also determines the maximum amount of potential indemnified shortfall risk arising from securities lending activities (“indemnification exposure limit”) and the maximum amount of counterparty-specific credit exposure (“credit limits”) BlackRock is willing to assume as well as the program’s operational complexity. RQA oversees the risk model that calculates projected shortfall values using loan-level factors such as loan and collateral type and market value as well as specific borrower counterparty credit characteristics. When necessary, RQA may further adjust other securities lending program attributes by restricting eligible collateral or reducing counterparty credit limits. As a result, the management of the indemnification exposure limit may affect the amount of securities lending activity BlackRock may conduct at any given point in time and impact indemnified and non-indemnified clients by reducing the volume of lending opportunities for certain loans (including by asset type, collateral type and/or revenue profile).

BlackRock uses a predetermined systematic process in order to approximate pro-rata allocation over time. In order to allocate a loan to a portfolio: (i) BlackRock as a whole must have sufficient lending capacity pursuant to the various program limits (i.e. indemnification exposure limit and counterparty credit limits); (ii) the lending portfolio must hold the asset at the time a loan opportunity arrives; and (iii) the lending portfolio must also have enough inventory, either on its own or when aggregated with other portfolios into one single market delivery, to satisfy the loan request. In doing so, BlackRock seeks to provide equal lending opportunities for all portfolios, independent of whether BlackRock indemnifies the portfolio. Equal opportunities for lending portfolios does not guarantee equal outcomes. Specifically, short and long-term outcomes for individual clients may vary due to asset mix, asset/liability spreads on different securities, and the overall limits imposed by the firm.

Purchases and sales of securities for the Trust may be bunched or aggregated with orders for other BlackRock client accounts. BlackRock, however, is not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if they determine that bunching or aggregating is not practicable or required, or in cases involving client direction.

Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Trust will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Trust. In addition, under certain circumstances, the Trust will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

BlackRock may select brokers (including, without limitation, Affiliates, to the extent permitted by applicable law) that furnish BlackRock, the Trust, other BlackRock client accounts or other Affiliates or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in BlackRock’s view, appropriate assistance to BlackRock in the investment decision-making process (including with respect to futures, fixed-price offerings and OTC transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; research-oriented software and other services and products.

Research or other services obtained in this manner may be used in servicing the Trust and other BlackRock client accounts, including in connection with BlackRock client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other BlackRock client accounts relative to the Trust based on the amount of brokerage commissions paid by the Trust and such other BlackRock client accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other BlackRock client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Trust and to such other BlackRock client accounts. To the extent that BlackRock uses soft dollars, it will not have to pay for those products and services itself.

BlackRock may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that BlackRock receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by BlackRock.

BlackRock may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BlackRock believes are useful in its investment decision-making process. BlackRock may from time to time choose not to engage in the above described arrangements to varying degrees. BlackRock may also enter into commission sharing arrangements under which BlackRock may execute transactions through a broker-dealer, including, where permitted, an Affiliate, and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. To the extent that BlackRock engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.

BlackRock may utilize certain electronic crossing networks (“ECNs”) (including, without limitation, ECNs in which BlackRock or its Affiliates has an investment or other interest, to the extent permitted by applicable law) in executing client securities transactions for certain types of securities. These ECNs may charge fees for their services, including access fees and transaction fees. The transaction fees, which are similar to commissions or markups/markdowns, will generally be charged to clients and, like commissions and markups/markdowns, would generally be included in the cost of the securities purchased. Access fees may be paid by BlackRock even though incurred in connection with executing transactions on behalf of clients, including the Trust. In certain circumstances, ECNs may offer volume discounts that will reduce the access fees typically paid by BlackRock. BlackRock will only utilize ECNs consistent with its obligation to seek to obtain best execution in client transactions.

BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Trust, and to help ensure that such decisions are made in accordance with BlackRock’s fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of BlackRock and/or its Affiliates, provided that BlackRock believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see Appendix B.

It is also possible that, from time to time, BlackRock or its Affiliates may, subject to compliance with applicable law, purchase and hold shares of the Trust. Increasing the Trust’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Trust’s expense ratio. BlackRock and its Affiliates reserve the right, subject to compliance with applicable law, to sell in a tender offer some or all of the shares of the Trust acquired for their own accounts.

It is possible that the Trust may invest in securities of, or engage in transactions with, companies with which an Affiliate has developed or is trying to develop investment banking relationships as well as securities of entities in which BlackRock or its Affiliates has significant debt or equity investments or other interests or in which an Affiliate makes a market. The Trust also may invest in securities of, or engage in transactions with, companies to which an Affiliate provides or may in the future provide research coverage. Such investments or transactions could cause conflicts between the interests of the Trust and the interests of BlackRock, other clients of BlackRock or its Affiliates. In making investment decisions for the Trust, BlackRock is not permitted to obtain or use material non-public information acquired by any division, department or Affiliate of BlackRock in the course of these activities. In addition, from time to time, the activities of an Affiliate may limit the Trust’s flexibility in purchases and sales of securities. When an Affiliate is engaged in an underwriting or other distribution of securities of an entity, BlackRock may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the Trust. As indicated below, BlackRock or its Affiliates may engage in transactions with companies in which BlackRock-advised funds or other clients of BlackRock or of an Affiliate have an investment.

BlackRock and Chubb Limited (“Chubb”), a public company whose securities are held by BlackRock-advised funds and other accounts, partially funded the creation of a re-insurance company (“Re Co”) pursuant to which each has approximately a 9.9% ownership interest and each has representation on the board of directors. Certain employees and executives of BlackRock have a less than  1⁄2 of 1% ownership interest in Re Co. BlackRock manages the investment portfolio of Re Co, which is held in a wholly-owned subsidiary. Re Co participates as a reinsurer with reinsurance contracts underwritten by subsidiaries of Chubb. An independent director of certain BlackRock-advised funds also serves as an independent director of Chubb and has no interest or involvement in the Re Co transaction.

BlackRock and its Affiliates, their personnel and other financial service providers may have interests in promoting sales of the Trust. With respect to BlackRock and its Affiliates and their personnel, the remuneration and profitability relating to services to and sales of the Trust or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. BlackRock and its Affiliates and their sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Trust or their shareholders. BlackRock and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to BlackRock or its Affiliates and such personnel resulting from transactions on behalf of or management of the Trust may be greater than the remuneration and profitability resulting from other funds or products.

BlackRock and its Affiliates and their personnel may receive greater compensation or greater profit in connection with an account for which BlackRock serves as an adviser than with an account advised by an unaffiliated investment adviser. Differentials in compensation may be related to the fact that BlackRock may pay a portion of its advisory fee to its Affiliate, or relate to compensation arrangements, including for portfolio management, brokerage transactions or account servicing. Any differential in compensation may create a financial incentive on the part of BlackRock or its Affiliates and their personnel to recommend BlackRock over unaffiliated investment advisers or to effect transactions differently in one account over another.

BlackRock and its Affiliates may provide valuation assistance to certain clients with respect to certain securities or other investments and the valuation recommendations made for their clients’ accounts may differ from the valuations for the same securities or investments assigned by the Trust’s pricing vendors, especially if such valuations are based on broker-dealer quotes or other data sources unavailable to the Trust’s pricing vendors. While BlackRock will generally communicate its valuation information or determinations to the Trust’s pricing vendors and/or fund accountants, there may be instances where the Trust’s pricing vendors or fund accountants assign a different valuation to a security or other investment than the valuation for such security or investment determined or recommended by BlackRock.

As disclosed in more detail in “Net Asset Value” in the prospectus, when market quotations for investments are not readily available or are believed by BlackRock to be unreliable, the Trust’s investments are valued at fair value by BlackRock, in accordance with procedures adopted by the Board. When determining a “fair value price,” BlackRock seeks to determine the price that the Trust might reasonably expect to receive from the current sale of that asset or liability in an arm’s-length transaction. The price generally may not be determined based on what the Trust might reasonably expect to receive for selling an asset or liability at a later time or if it holds the asset or liability to maturity. While fair value determinations will be based upon all available factors that BlackRock deems relevant at the time of the determination, and may be based on analytical values determined by BlackRock using proprietary or third party valuation models, fair value represents only a good faith approximation of the value of an asset or liability. The fair value of one or more assets or liabilities may not, in retrospect, be the price at which those assets or liabilities could have been sold during the period in which the particular fair values were used in determining the Trust’s net asset value. As a result, the Trust’s repurchase of its shares at net asset value, at a time when a holding or holdings are valued by BlackRock (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders and may affect the amount of revenue received by BlackRock with respect to services for which it receives an asset based fee.

To the extent permitted by applicable law, the Trust may invest all or some of its short-term cash investments in any money market fund or similarly-managed private fund advised or managed by BlackRock. In connection with any such investments, the Trust, to the extent permitted by the Investment Company Act, may pay its share of expenses of a money market fund or other similarly-managed private fund in which it invests, which may result in the Trust bearing some additional expenses.

BlackRock and its Affiliates and their directors, officers and employees, may buy and sell securities or other investments for their own accounts and may have conflicts of interest with respect to investments made on behalf of the Trust. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and Affiliates of BlackRock that are the same, different from or made at different times than positions taken for the Trust. To lessen the possibility that the Trust will be adversely affected by this personal trading, the Trust, BlackRock Investments, LLC and BlackRock each have adopted a Code of Ethics in compliance with Section 17(j) of the Investment Company Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Trust’s portfolio transactions. Each Code of Ethics is also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102. Information about accessing documents on the SEC’s website may be obtained by calling the SEC at (800) SEC-0330.

BlackRock and its Affiliates will not purchase securities or other property from, or sell securities or other property to, the Trust, except that the Trust may in accordance with rules or guidance adopted under the Investment Company Act engage in transactions with accounts that are affiliated with the Trust as a result of common officers, directors, or investment advisers or pursuant to exemptive orders granted to the Trust and/or BlackRock by the SEC. These transactions would be effected in circumstances in which BlackRock determined that it would be appropriate for the Trust to purchase and another client of BlackRock to sell, or the Trust to sell and another client of BlackRock to purchase, the same security or instrument on the same day. From time to time, the activities of the Trust may be restricted because of regulatory requirements applicable to BlackRock or its Affiliates and/or BlackRock’s internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BlackRock would not be subject to some of those considerations. There may be periods when BlackRock may not initiate or recommend certain types of transactions, or may otherwise restrict or limit their advice in certain securities or instruments issued by or related to companies for which an Affiliate is performing investment banking, market making, advisory or other services or has proprietary positions. For example, when an Affiliate is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the Trust may be prohibited from or limited in purchasing or selling securities of that company. In addition, when BlackRock is engaged to provide advisory or risk management services for a company, BlackRock may be prohibited from or limited in purchasing or selling securities of that company on behalf of the Trust, particularly where such services result in BlackRock obtaining material non-public information about the company (e.g., in connection with participation in a creditors’ committee). Similar situations could arise if personnel of BlackRock or its Affiliates serve as directors of companies the securities of which the Trust wish to purchase or sell. However, if permitted by applicable law, and where consistent with BlackRock’s policies and procedures (including the necessary implementation of appropriate information barriers), the Trust may purchase securities or instruments that are issued by such companies, are the subject of an underwriting, distribution, or advisory assignment by an Affiliate or are the subject of an advisory or risk management assignment by BlackRock, or where personnel of BlackRock or its Affiliates are directors or officers of the issuer.

The investment activities of one or more Affiliates for their proprietary accounts and for client accounts may also limit the investment strategies and rights of the Trust. For example, in certain circumstances where the Trust invests in securities issued by companies that operate in certain regulated industries, in certain emerging or international markets, or are subject to corporate or regulatory ownership definitions, or invest in certain futures and derivative transactions, there may be limits on the aggregate amount invested by Affiliates (including BlackRock) for their proprietary accounts and for client accounts (including the Trust) that may not be exceeded without the grant of a license or other regulatory or corporate consent, or, if exceeded, may cause BlackRock, the Trust or other client accounts to suffer disadvantages or business restrictions. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of BlackRock on behalf of clients (including the Trust) to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, BlackRock on behalf of its clients (including the Trust) may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when BlackRock, in its sole discretion, deems it appropriate in light of potential regulatory or other restrictions on ownership or other consequences resulting from reaching investment thresholds.

In those circumstances where ownership thresholds or limitations must be observed, BlackRock seeks to allocate limited investment opportunities equitably among clients (including the Trust), taking into consideration benchmark weight and investment strategy. When ownership in certain securities nears an applicable threshold, BlackRock may limit purchases in such securities to the issuer’s weighting in the applicable benchmark used by BlackRock to manage the Trust. If client (including Trust) holdings of an issuer exceed an applicable threshold and BlackRock is unable to obtain relief to enable the continued holding of such investments, it may be necessary to sell down these positions to meet the applicable limitations. In these cases, benchmark overweight positions will be sold prior to benchmark positions being reduced to meet applicable limitations.

In addition to the foregoing, other ownership thresholds may trigger reporting requirements to governmental and regulatory authorities, and such reports may entail the disclosure of the identity of a client or BlackRock’s intended strategy with respect to such security or asset.

To the extent permitted by applicable laws, BlackRock and its Affiliates may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including BlackRock and its Affiliates may be paid licensing fees for use of their index or index name. The Affiliates will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with its Affiliates will be as favorable as those terms offered to other index licensees.

Custody arrangements may lead to potential conflicts of interest with BlackRock where BlackRock has agreed to waive fees and/or reimburse ordinary operating expenses in order to cap expenses of the Trust. This is because the custody arrangements with the Trust’s custodian may have the effect of reducing custody fees when the Trust leave cash balances uninvested. When the Trust’s actual operating expense ratio exceeds a stated cap, a reduction in custody fees reduces the amount of waivers and/or reimbursements BlackRock would be required to make to the Trust. This could be viewed as having the potential to provide BlackRock an incentive to keep high positive cash balances for Trust with expense caps in order to offset fund custody fees that BlackRock might otherwise reimburse. However, BlackRock’s portfolio managers do not intentionally keep uninvested balances high, but rather make investment decisions that they anticipate will be beneficial to fund performance.

BlackRock may enter into contractual arrangements with third-party service providers to the Trust (e.g., custodians and administrators) pursuant to which BlackRock receives fee discounts or concessions in recognition of BlackRock’s overall relationship with such service providers. To the extent that BlackRock is responsible for paying these service providers out of its management fee, the benefits of any such fee discounts or concessions may accrue, in whole or in part, to BlackRock.

BlackRock or its Affiliates own or have an ownership interest in certain trading, portfolio management, operations and/or information systems used by Trust service providers. These systems are, or will be, used by the Trust service provider in connection with the provision of services to accounts managed by BlackRock and funds managed and sponsored by BlackRock, including the Trust, that engage the service provider (typically the custodian). The Trust’s service provider remunerates BlackRock or its Affiliates for the use of the systems. The Trust service provider’s payments to BlackRock or its Affiliates for the use of these systems may enhance the profitability of BlackRock and its Affiliates.

BlackRock’s or its Affiliates’ receipt of fees from a service provider in connection with the use of systems provided by BlackRock or its Affiliates may create an incentive for BlackRock to recommend that the Trust enter into or renew an arrangement with the service provider.

Present and future activities of BlackRock and its Affiliates, including the Advisors, in addition to those described in this section, may give rise to additional conflicts of interest.

DESCRIPTION OF SHARES

Other Shares

The Board (subject to applicable law and the Trust’s Agreement and Declaration of Trust) may authorize an offering, without the approval of the holders of common shares and, depending on their terms, any Preferred Shares outstanding at that time, of other classes of shares, or other classes or series of shares, as they determine to be necessary, desirable or appropriate, having such terms, rights, preferences, privileges, limitations and restrictions as the Board sees fit. The Trust currently does not expect to issue any other classes of shares, or series of shares, except for the common shares.

TAX MATTERS

The following is a description of certain U.S. federal income tax consequences generally applicable to a shareholder of holding and disposing of common shares of the Trust. The discussion reflects applicable income tax laws of the United States as of the date of this SAI, which income tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (“IRS”) retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Trust and its shareholders (including shareholders subject to special provisions of the Code, including, without limitation, financial institutions, insurance companies, a partnership or other pass-through entity for U.S. federal income tax purposes, common shareholders whose “functional currency” is not the U.S. dollar, tax-exempt organizations, a controlled foreign corporation or a passive foreign investment company, dealers in securities or currencies, traders in securities or commodities that elect mark-to-market treatment, or persons that will hold common shares as a position in a “straddle,” “hedge” or as part of a “constructive sale” for federal income tax purposes), and the discussions set forth here do not constitute tax advice. If a partnership (or any other entity treated as a partnership for U.S. federal income tax purposes) holds common shares, the tax treatment of a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership. Partnerships that hold common shares and partners in such a partnership should consult their tax advisors about the U.S. federal income tax considerations of the purchase, ownership and disposition of common shares. Except as expressly provided otherwise, this discussion assumes that you are a taxable U.S. person for U.S. federal income tax purposes and that you hold common shares of the Trust as capital assets (generally, for investment). The Trust has not sought and will not seek any ruling from the IRS regarding any matters discussed herein. No assurances can be given that the IRS would not assert, or that a court would not sustain, a position contrary to those set forth below. This summary does not discuss any aspects of foreign, state or local tax. Prospective investors should consult their own tax advisors as to the U.S. federal income tax consequences (including the alternative minimum tax consequences) of acquiring, holding and disposing of the Trust’s shares, as well as the effects of state, local and non-U.S. tax laws.

Taxation of the Trust

The Trust intends to elect to be treated and to qualify to be taxed as a RIC under Subchapter M of the Code. To qualify as a RIC, the Trust must, among other things, satisfy certain requirements relating to the source of its income, diversification of its assets, and distributions of its income to its shareholders. First, the Trust must derive at least 90% of its annual gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, or net income derived from interests in “qualified publicly traded partnerships” (as defined in the Code) (the “90% gross income test”). Second, the Trust must diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets is comprised of cash, cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Trust’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the total assets is invested in the securities (other than U.S. government securities and securities of other RICs) of any one issuer or two or more issuers controlled by the Trust and engaged in the same, similar or related trades or businesses, or any one or more “qualified publicly traded partnerships.”

As long as the Trust qualifies as a RIC, the Trust will generally not be subject to corporate-level U.S. federal income tax on income and gains that it distributes each taxable year to its shareholders, provided that in such taxable year it distributes at least 90% of the sum of (i) its “investment company taxable income” (which includes, among other items, dividends, taxable interest, taxable original issue discount and market discount income, income from securities lending, net short-term capital gain in excess of net long-term capital loss, and any other taxable income other than “net capital gain” (as defined below), reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest income over certain disallowed deductions), if any. The Trust may retain for investment its net capital gain (which consists of the excess of its net long-term capital gain over its net short-term capital loss). However, if the Trust retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained.

To avoid a 4% nondeductible U.S. federal excise tax, the Trust must distribute by December 31 of each calendar year the sum of at least 98% of its taxable ordinary income for such year, at least 98.2% of its capital gain net income (the excess of its capital gains over its capital losses, generally computed on the basis of the one-year period ending on October 31 of such year). In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year. For purposes of the excise tax, the Trust will be deemed to have distributed any income on which it paid U.S. federal income tax. The Trust intends to make timely distributions in compliance with these requirements, and consequently it is anticipated that it generally will not be required to pay the excise tax, although no assurances can be given in this regard.

If in any taxable year the Trust should fail to qualify under Subchapter M of the Code for tax treatment as a RIC, the Trust would incur a regular corporate U.S. federal income tax upon all of its taxable income for that year, and all distributions to its shareholders (including distributions of tax-exempt interest income or net capital gain) would be taxable to shareholders as ordinary dividend income for U.S. federal income tax purposes to the extent of the Trust’s current or accumulated earnings and profits. In addition, to qualify again to be taxed as a RIC in a subsequent year, the Trust would be required to distribute to shareholders its earnings and profits attributable to non-RIC years. In addition, if the Trust failed to qualify as a RIC for a period greater than two taxable years, then to qualify as a RIC in a subsequent year, the Trust would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Trust had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of five years. The remainder of this discussion assumes that the Trust qualifies for taxation as a RIC.

The Trust’s Investments

Certain of the Trust’s investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain or qualified dividend income into higher taxed short-term capital gain or ordinary income, (iii) convert tax-exempt income into taxable income, (iv) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (v) cause the Trust to recognize taxable income or gain without a corresponding receipt of cash, (vi) adversely affect when taxable income must be recognized or the time as to when a purchase or sale of stock or securities is deemed to occur, (vii) adversely alter the characterization of certain complex financial transactions or (viii) produce income that will not be qualifying income for purposes of the 90% gross income test. Although the Trust intends to monitor its transactions and may make certain tax elections or hold certain investments through the Subsidiaries or other subsidiaries (including taxable U.S. corporate subsidiaries) to mitigate the effect of these provisions, no assurances can be made that the Trust will be able to do so.

The Trust may invest a portion of its net assets in below investment grade securities, commonly known as “junk” securities. Investments in these types of securities may present special tax issues for the Trust. U.S. federal income tax rules are not entirely clear about issues such as when the Trust may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether modifications or exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues could affect the Trust’s ability to distribute sufficient income to preserve its status as a RIC or to avoid the imposition of U.S. federal income or excise tax.

Certain debt securities acquired by the Trust may be treated as debt securities that were originally issued at a discount. Generally, the amount of the original issue discount is treated as interest income and is included in taxable income (and required to be distributed by the Trust to qualify as a RIC and avoid U.S. federal income tax or the 4% excise tax on undistributed income) over the term of the security, even though payment of that amount is not received until a later time, usually when the debt security matures.

If the Trust purchases a debt security on a secondary market at a price lower than its adjusted issue price, the excess of the adjusted issue price over the purchase price is “market discount.” Unless the Trust makes an election to accrue market discount on a current basis, generally, any gain realized on the disposition of, and any partial payment of principal on, such a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on the debt security. Market discount generally accrues in equal daily installments. If the Trust ultimately collects less on the debt instrument than its purchase price plus the market discount previously included in income, the Trust may not be able to benefit from any offsetting loss deductions.

The Trust may invest in preferred securities or other investments the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such investments or the income from such investments differs from the tax treatment expected by the Trust, it could affect the timing or character of income recognized by the Trust, potentially requiring the Trust to purchase or sell securities, or otherwise change its portfolio, to comply with the tax rules applicable to RICs under the Code.

Gain or loss on the sale of securities, including tax-exempt municipal securities, by the Trust will generally be long-term capital gain or loss if the securities have been held by the Trust for more than one year. Gain or loss on the sale of securities held for one year or less will be short-term capital gain or loss.

Because the Trust may invest in foreign securities, its income from such securities may be subject to non-U.S. taxes. The Trust does not expect that it will be eligible to elect to “pass through” to common shareholders of the Trust the ability to use the foreign tax deduction or foreign tax credit for foreign taxes paid by the Trust with respect to qualifying taxes.

Any foreign Subsidiaries are expected not to be subject to U.S. federal income tax. They will, however, be considered controlled foreign corporations, and the Trust will be required to include as income annually amounts earned by its foreign Subsidiaries during that year. The Trust will be subject to the distribution requirement applicable to a RIC on such foreign Subsidiary income, whether or not the Subsidiary makes a distribution during the taxable year. In addition, such income generally will be treated as qualifying income for purposes of the 90% gross income test only to the extent the foreign Subsidiary makes actual distributions in the same taxable year. Any domestic Subsidiary will generally be subject to U.S. federal income tax at regular corporate rates.

Foreign currency gain or loss on foreign currency exchange contracts, non-U.S. dollar-denominated securities contracts, and non-U.S. dollar-denominated futures contracts, options and forward contracts that are not section 1256 contracts (as defined below) generally will be treated as ordinary income and loss.

Income from options on individual securities written by the Trust will generally not be recognized by the Trust for tax purposes until an option is exercised, lapses or is subject to a “closing transaction” (as defined by applicable regulations) pursuant to which the Trust’s obligations with respect to the option are otherwise terminated. If the option lapses without exercise, the premiums received by the Trust from the writing of such options will generally be characterized as short-term capital gain. If the Trust enters into a closing transaction, the difference between the premiums received and the amount paid by the Trust to close out its position will generally be treated as short-term capital gain or loss. If an option written by the Trust is exercised, thereby requiring the Trust to sell the underlying security, the premium will increase the amount realized upon the sale of the security, and the character of any gain on such sale of the underlying security as short-term or long-term capital gain will depend on the holding period of the Trust in the underlying security.

Options on indices of securities and sectors of securities that qualify as “section 1256 contracts” will generally be “marked-to-market” for U.S. federal income tax purposes. As a result, the Trust will generally recognize gain or loss on the last day of each taxable year equal to the difference between the value of the option on that date and the adjusted basis of the option. The adjusted basis of the option will consequently be increased by such gain or decreased by such loss. Any gain or loss with respect to options on indices and sectors that qualify as “section 1256 contracts” will be treated as short-term capital gain or loss to the extent of 40% of such gain or loss and long-term capital gain or loss to the extent of 60% of such gain or loss. Because the mark-to-market rules may cause the Trust to recognize gain in advance of the receipt of cash, the Trust may be required to dispose of investments to meet its distribution requirements. “Mark-to-market” losses may be suspended or otherwise limited if such losses are part of a straddle or similar transaction.

Taxation of Shareholders

The Trust will either distribute or retain for reinvestment all or part of its net capital gain. If any such gain is retained, the Trust will be subject to a corporate income tax on such retained amount. In that event, the Trust expects to report the retained amount as undistributed capital gain in a notice to its common shareholders, each of whom, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes as long-term capital gain its share of such undistributed amounts, (ii) will be entitled to credit its proportionate share of the tax paid by the Trust against its U.S. federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its basis in its common shares by the amount of undistributed capital gains included in the shareholder’s income less the tax deemed paid by the shareholder under clause (ii).

Distributions paid to you by the Trust from its net capital gain, if any, that the Trust properly reports as capital gain dividends (“capital gain dividends”) are taxable as long-term capital gains, regardless of how long you have held your common shares. All other dividends paid to you by the Trust (including dividends from net short-term capital gains) from its current or accumulated earnings and profits (“ordinary income dividends”) are generally subject to tax as ordinary income. Provided that certain holding period and other requirements are met, ordinary income dividends (if properly reported by the Trust) may qualify (i) for the dividends received deduction in the case of corporate shareholders to the extent that the Trust’s income consists of dividend income from U.S. corporations, and (ii) in the case of individual shareholders, as “qualified dividend income” eligible to be taxed at long-term capital gains rates to the extent that the Trust receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain qualified foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualifying comprehensive tax treaty with the United States, or whose stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States). There can be no assurance as to what portion, if any, of the Trust’s distributions will constitute qualified dividend income.

Any distributions you receive that are in excess of the Trust’s current and accumulated earnings and profits will be treated as a return of capital to the extent of your adjusted tax basis in your common shares, and thereafter as capital gain from the sale of common shares. The amount of any Trust distribution that is treated as a return of capital will reduce your adjusted tax basis in your common shares, thereby increasing your potential gain or reducing your potential loss on any subsequent sale or other disposition of your common shares.

Common shareholders may be entitled to offset their capital gain dividends with capital losses. The Code contains a number of statutory provisions affecting when capital losses may be offset against capital gain, and limiting the use of losses from certain investments and activities. Accordingly, common shareholders that have capital losses are urged to consult their tax advisers.

Dividends and other taxable distributions are taxable to you even though they are reinvested in additional common shares of the Trust. Dividends and other distributions paid by the Trust are generally treated under the Code as received by you at the time the dividend or distribution is made. If, however, the Trust pays you a dividend in January that was declared in the previous October, November or December to common shareholders of record on a specified date in one of such months, then such dividend will be treated for U.S. federal income tax purposes as being paid by the Trust and received by you on December 31 of the year in which the dividend was declared. In addition, certain other distributions made after the close of the Trust’s taxable year may be “spilled back” and treated as paid by the Trust (except for purposes of the 4% nondeductible excise tax) during such taxable year. In such case, you will be treated as having received such dividends in the taxable year in which the distributions were actually made.

The price of common shares purchased at any time may reflect the amount of a forthcoming distribution. Those purchasing common shares just prior to the record date for a distribution will receive a distribution which will be taxable to them even though it represents, economically, a return of invested capital.

The Trust will send you information after the end of each year setting forth the amount and tax status of any distributions paid to you by the Trust.

Subject to the discussion of repurchase below, the sale or other disposition of common shares (including upon termination of the Trust) will generally result in capital gain or loss to you and will be long-term capital gain or loss if you have held such common shares for more than one year at the time of sale. Any loss upon the sale or other disposition of common shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by you with respect to such common shares. Any loss you recognize on a sale or other disposition of common shares will be disallowed if you acquire other common shares (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after your sale or exchange of the common shares. In such case, your tax basis in the common shares acquired will be adjusted to reflect the disallowed loss.

The repurchase of common shares through a periodic tender offer will be a taxable transaction for U.S. federal income tax purposes, either as a “sale or exchange,” or under certain circumstances, as a “dividend.” In general, the transaction should be treated as a sale or exchange of shares if the receipt of cash (a) is “substantially disproportionate” with respect to the shareholder, (b) results in a “complete redemption” of the shareholder’s interest, or (c) is “not essentially equivalent to a dividend” with respect to the shareholder. A “substantially disproportionate” distribution generally requires a reduction of at least 20% in the shareholder’s proportionate interest in the Trust and also requires the shareholder to own less than 50% of the voting power of all classes of the Trust entitled to vote immediately after the repurchase. A “complete redemption” of a shareholder’s interest generally requires that shares of the Trust owned by such shareholder be disposed of. A distribution “not essentially equivalent to a dividend” requires that there be a “meaningful reduction” in the shareholder’s proportionate interest in the Trust, which should result if the shareholder has a minimal interest in the Trust, exercises no control over Trust affairs and suffers a reduction in his proportionate interest in the Trust. In determining whether any of these tests has been met, any Trust shares actually owned, as well as shares considered to be owned by the shareholder by reason of certain constructive ownership rules set forth in section 318 of the Code, generally must be taken into account.

If the repurchase of your common shares meets any of these three tests for “sale or exchange” treatment, you will recognize gain or loss equal to the difference between the amount of cash and the fair market value of other property received pursuant to the repurchase and the adjusted tax basis of the common shares sold. If none of the tests described above are met with respect to a repurchase, you may be treated as having received, in whole or in part, a dividend, return of capital or capital gain, depending on (i) whether there are sufficient earnings and profits to support a dividend and (ii) your tax basis in the relevant common shares. The tax basis in the common shares tendered to the Trust will be transferred to any remaining common shares held by you in the Trust. In addition, if the sale of common shares pursuant to the applicable repurchase is treated as a “dividend” to a tendering stockholder, a constructive dividend under certain provisions of the Code may result to a non-tendering shareholder whose proportionate interest in the earnings and assets of the Trust has been increased as a result of such tender.

Current U.S. federal income tax law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, short-term capital gain is currently taxed at rates applicable to ordinary income while long-term capital gain generally is taxed at a reduced maximum rate. The deductibility of capital losses is subject to limitations under the Code.

Certain U.S. holders who are individuals, estates or trusts and whose income exceeds certain thresholds will be required to pay a 3.8% Medicare tax on all or a portion of their “net investment income,” which includes dividends received from the Trust and capital gains from the sale or other disposition of the Trust’s stock.

The Trust generally expects to be treated as a “publicly offered regulated investment company” for U.S. federal income tax purposes. However, the Trust cannot assure you that it will be treated as a “publicly offered regulated investment company” for all years. If the Trust is not treated as a “publicly offered regulated investment company” for any taxable year, for purposes of computing the taxable income of U.S. shareholders that are individuals, trusts or estates, (i) the Trust’s earnings and profits will be computed without taking into account such U.S. shareholders’ allocable shares of the management fees paid by the Trust and certain other Trust expenses, (ii) each such U.S. shareholder will be treated as having received or accrued a dividend from the Trust in the amount of such U.S. shareholder’s allocable share of these fees and expenses for the year, (iii) each such U.S. shareholder will be treated as having paid or incurred such its allocable share of these fees and expenses for the year and (iv) each such U.S. shareholder’s allocable share of these fees and expenses will be treated as miscellaneous itemized deductions by such U.S. shareholder. Miscellaneous itemized deductions are not deductible for taxable years that begin after December 31, 2017, and before January 1, 2026, and thereafter generally (i) will be deductible only to the extent that they exceed 2% of the adjusted gross income of the taxpayer, (ii) will not be deductible for purposes of the alternative minimum tax, and (iii) will be subject to the overall limitation on itemized deductions under Section 68 of the Code.

A common shareholder that is a nonresident alien individual or a foreign corporation (a “foreign investor”) generally will be subject to U.S. federal withholding tax at the rate of 30% (or possibly a lower rate provided by an applicable tax treaty) on ordinary income dividends (except as discussed below). In general, U.S. federal withholding tax and U.S. federal income tax will not apply to any gain or income realized by a foreign investor in respect of any distribution of net capital gain (including amounts credited as an undistributed capital gain dividend) or upon the sale or other disposition of common shares of the Trust. Different tax consequences may result if the foreign investor is engaged in a trade or business in the United States or, in the case of an individual, is present in the United States for 183 days or more during a taxable year and certain other conditions are met. Foreign investors should consult their tax advisers regarding the tax consequences of investing in the Trust’s common shares.

Ordinary income dividends properly reported by the RIC are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of the RIC’s “qualified net interest income” (generally, its U.S.-source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the RIC is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the RIC’s “qualified short-term capital gains” (generally, the excess of the RIC’s net short-term capital gain over its long-term capital loss for such taxable year). Depending on its circumstances, the Trust may report all, some or none of its potentially eligible dividends as qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. To qualify for this exemption from withholding, a foreign investor needs to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, W-8BEN-E, or substitute Form). In the case of common shares held through an intermediary, the intermediary may withhold even if the Trust reports the payment as qualified net interest income or qualified short-term capital gain. Foreign investors should contact their intermediaries with respect to the application of these rules to their accounts. There can be no assurance as to what portion of the Trust’s distributions would qualify for favorable treatment as qualified net interest income or qualified short-term capital gains.

In addition, legislation enacted in 2010, commonly known as “FATCA,” and existing guidance issued thereunder require withholding at a rate of 30% on dividends in respect of, and, after December 31, 2018, gross proceeds from the sale of, common stock of the Trust held by or through certain foreign financial institutions (including investment funds), unless such institution enters into an agreement with the Treasury to report, on an annual basis, information with respect to shares in, and accounts maintained by, the institution to the extent such shares or accounts are held by certain U.S. persons and by certain non-U.S. entities that are wholly or partially owned by U.S. persons and to withhold on certain payments. Accordingly, the entity through which common stock of the Trust is held will affect the determination of whether such withholding is required. Similarly, dividends in respect of, and, after December 31, 2018, gross proceeds from the sale of, common stock of the Trust held by an investor that is a non-financial foreign entity that does not qualify under certain exemptions will be subject to withholding at a rate of 30%, unless such entity either (i) certifies that such entity does not have any “substantial United States owners” or (ii) provides certain information regarding the entity’s “substantial United States owners,” which the applicable withholding agent will in turn provide to the Secretary of the Treasury. An intergovernmental agreement between the United States and an applicable foreign country, or future Treasury regulations or other guidance, may modify these requirements. The Trust will not pay any additional amounts to stockholders in respect of any amounts withheld. Foreign investors are encouraged to consult with their tax advisers regarding the possible implications of these rules on their investment in the Trust’s common shares.

U.S. federal backup withholding tax may be required on dividends, distributions and sale proceeds payable to certain non-exempt common shareholders who fail to supply their correct taxpayer identification number (in the case of individuals, generally, their social security number) or to make required certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax and any amount withheld may be refunded or credited against your U.S. federal income tax liability, if any, provided that you timely furnish the required information to the IRS.

Ordinary income dividends, capital gain dividends, and gain from the sale or other disposition of common shares of the Trust also may be subject to state, local, and/or foreign taxes. Common shareholders are urged to consult their own tax advisers regarding specific questions about U.S. federal, state, local or foreign tax consequences to them of investing in the Trust.

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The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury Regulations presently in effect as they directly govern the taxation of the Trust and the Trust’s shareholders. For complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations. The Code and the Treasury Regulations are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Trust transactions. Holders of common shares are advised to consult their own tax advisors for more detailed information concerning the U.S. federal income taxation of the Trust and the income tax consequences to their holders of common shares.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholder and Board of Trustees of BlackRock Multi-Sector Opportunities Trust:

Opinion on the Financial Statement

We have audited the accompanying statement of assets and liabilities of BlackRock Multi-Sector Opportunities Trust (the “Trust”) as of February 9, 2018 and the related notes. In our opinion, the financial statement presents fairly, in all material respects, the financial position of the Trust as of February 9, 2018, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

This financial statement is the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Trust’s financial statement based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statement, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statement. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

February 21, 2018

We have served as the auditor of one or more BlackRock investment companies since 1992.

FINANCIAL STATEMENTS

BLACKROCK MULTI-SECTOR OPPORTUNITIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

February 9, 2018

ASSETS:

Cash	$100,000

NET ASSETS:	$100,000

NET ASSETS CONSIST OF:
Paid-in capital	$100,000

Net Assets, February 9, 2018	$100,000

Net asset value per common share:

Equivalent to 1,000 shares of common stock issued and outstanding, par $0.001, unlimited shares authorized	$100.00

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

Note 1. Organization:

BlackRock Multi-Sector Opportunities Trust (the “Trust”) was organized as a Delaware statutory trust on August 23, 2017, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust had no operations other than a sale to BlackRock Holdco 2, Inc. of 1,000 shares of common stock for $100,000 ($100.00 per share).

The Trust’s investment objective is to seek to provide high income and total return. There can be no assurances that the Trust’s investment objective will be achieved or that the Trust’s investment program will be successful.

The Trust does not intend to list its common shares on any securities exchange. Investors should consider that they may not have access to the money they invest until the Termination Date. The Trust is designed for long-term investors and an investment in the common shares, unlike an investment in a traditional listed closed-end fund, should be considered illiquid.

Note 2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Distributions: Distributions from net investment income are declared and paid quarterly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. Portions of return of capital distributions under U.S. GAAP may be taxed at ordinary income rates. The character of distributions is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Trust enters into contracts that contain a variety of representations that provide general indemnification. The Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Trust, which cannot be predicted with any certainty.

Other: Expenses directly related to the Trust are charged to the Trust. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

Note 3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Trust’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Trust would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trust determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Trust’s assets and liabilities:

•	Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Trust’s net assets. Each business day, the Trust uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Exchange-traded funds (“ETFs”) traded on a recognized securities exchange are valued at the official closing price each day, if available. For ETFs traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. ETFs traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•	Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•	Swap agreements are valued utilizing quotes received daily by the Trust’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

•	To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include Market approach, Income approach and Cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach	(i) recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
(ii) recapitalizations and other transactions across the capital structure; and
(iii) market multiples of comparable issuers.

Income approach	(i) future cash flows discounted to present and adjusted as appropriate for liquidity, credit and/or market risks;
(ii) quoted prices for similar investments or assets in active markets; and
(iii) other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Standard Inputs Generally Considered By Third Party Pricing Services
Cost approach	(i) audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
(iii) relevant news and other public sources; and
(iv) known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing Market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Trust. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Trust is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Trust could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation methodologies are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 – unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access

•	Level 2 – other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•	Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 Investments include equity or debt issued by privately-held companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation methodologies may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

Note 4. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Trust entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Trust’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of the Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Trust.

For such services, the Trust pays the Manager a monthly fee at an annual rate equal to 1.25% of the average daily value of the Trust’s managed assets. For purposes of calculating these fees, “managed assets” means the total assets of the Trust (including any assets attributable to money borrowed for investment purposes) minus the sum of the Trust’s accrued liabilities (other than money borrowed for investment purposes).

The Manager entered into a sub-advisory agreements with BlackRock International Limited (“BIL”) and BlackRock (Singapore) Limited (“BRS”), each an affiliate of the Manager. The Manager pays BIL and BRS, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Trust to the Manager.

Waivers: The Manager has contractually agreed to waive its advisory fee with respect to any portion of the Trust’s assets attributable to investments in any equity and fixed-income mutual funds and exchange-traded funds managed by the Manager or its affiliates that have a contractual fee, through June 30, 2019. The Agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Trust’s independent trustees.

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates. The Trust reimburses the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer.

Note 5. Income Tax Information:

It is the Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Note 6. Organization Expenses and Offering Costs:

The Manager (and not the Trust) has agreed to pay the organizational and offering expenses of the Trust (other than the sales load), estimated to be $115,000 and $2,811,604, respectively.

Note 7. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Trust through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

APPENDIX A

RATINGS OF INVESTMENTS

Standard & Poor’s Corporation—A brief description of the applicable Standard & Poor’s Corporation (“S&P”) rating symbols and their meanings (as published by S&P) follows:

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days – including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

•	Likelihood of payment – capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation;

•	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA    An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA    An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A    An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB    An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB    An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B    An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC    An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC    An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C    An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D    An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR    This indicates that no rating has been requested or that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Short-Term Issue Credit Ratings

A-1    A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2    A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3    A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B    A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C    A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D    A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Active Qualifiers (Currently applied and/or outstanding)

L    Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p    This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.

pi    Ratings with a ‘pi’ suffix are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and therefore may be based on less comprehensive information than ratings without a ‘pi’ suffix. Ratings with a ‘pi’ suffix are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

prelim    Preliminary ratings, with the ‘prelim’ suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P of appropriate documentation. S&P reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

•	Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

•	Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies.

•	Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).

•	Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P’s opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.

•

Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P would likely withdraw these preliminary ratings.

•	A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

t    This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Municipal Short-Term Note Ratings Definitions

A Standard & Poor’s U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:

•	Amortization schedule – the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment – the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1    Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2    Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3    Speculative capacity to pay principal and interest.

Moody’s Investors Service, Inc. — A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

Long-Term Obligation Ratings

Moody’s long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa    Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa    Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A    Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa    Obligations rated Baa are judged to be medium grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba    Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B    Obligations rated B are considered speculative and are subject to high credit risk.

Caa    Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca    Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C    Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

*By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Short-Term Obligation Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted. Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1    Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2    Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3    Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP    Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

US Municipal Short-Term Obligation Ratings

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels — MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG1    This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG2    This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG3    This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG    This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Other Ratings Symbols

e    Expected ratings. To address market demand for timely information on particular types of credit ratings, Moody’s has licensed to certain third parties the right to generate “Expected Ratings.” Expected Ratings are designated by an “e” after the rating code, and are intended to anticipate Moody’s forthcoming rating assignments based on reliable information from third-party sources (such as the issuer or underwriter associated with the particular securities) or established Moody’s rating practices (i.e., medium term notes are typically, but not always, assigned the same rating as the note’s program rating). Expected Ratings will exist only until Moody’s confirms the Expected Rating, or issues a different rating for the relevant instrument. Moody’s encourages market participants to contact Moody’s Ratings Desk or visit www.moodys.com if they have questions regarding Expected Ratings, or wish Moody’s to confirm an Expected Rating.

(P)    Provisional Ratings. As a service to the market and at the request of an issuer, Moody’s will often assign a provisional rating when the assignment of a final rating is subject to the fulfillment of contingencies but it is highly likely that the rating will become definitive after all documents are received or an obligation is issued into the market. A provisional rating is denoted by placing a (P) in front of the rating. Such ratings are typically assigned to shelf registrations under SEC rule 415 or transaction-based structures that require investor education. When a transaction uses a well-established structure and the transaction’s structure and terms are not expected to change prior to sale in a manner that would affect the rating, a definitive rating may be assigned directly.

#    Refundeds. Issues that are secured by escrowed funds held in trust, reinvested in direct, non-callable US government obligations or non-callable obligations unconditionally guaranteed by the US Government or Resolution Funding Corporation are identified with a # (hatch mark) symbol, e.g., #Aaa.

WR    Withdrawn. When Moody’s no longer rates an obligation on which it previously maintained a rating, the symbol WR is employed. Please see Moody’s Guidelines for the Withdrawal of Ratings, available on www.moodys.com.

NR    Not Rated. NR is assigned to an unrated issuer, obligation and/or program.

net asset value    Not Available. An issue that Moody’s has not yet rated is denoted by the net asset value symbol.

TWR    Terminated Without Rating. The symbol TWR applies primarily to issues that mature or are redeemed without having been rated.

Fitch IBCA, Inc. — A brief description of the applicable Fitch IBCA, Inc. (“Fitch”) ratings symbols and meanings (as published by Fitch) follows:

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings (“IDRs”). IDRs opine on an entity’s relative vulnerability to default on financial obligations. The “threshold” default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default. For historical information on the default experience of Fitch-rated issuers, please consult the transition and default performance studies available from the Fitch Ratings website.

Long-Term Credit Ratings Scales

AAA    Highest Credit Quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA    Very High Credit Quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A    High Credit Quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB    Good Credit Quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB    Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B    Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC    Substantial credit risk. Default is a real possibility.

CC    Very high levels of credit risk. Default of some kind appears probable.

C    Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

c. Fitch Ratings otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a coercive debt exchange.

RD    Restricted default. ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business. This would include:

a. the selective payment default on a specific class or currency of debt;

b. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

d. execution of a coercive debt exchange on one or more material financial obligations.

D    Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a coercive debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term IDR category, or to Long-Term IDR categories below ‘B’.

Specific limitations relevant to the structured, project and public finance obligation rating scale include:

•	The ratings do not predict a specific percentage of default likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an obligation should an issuer default.

•	The ratings do not opine on any quality related to an issuer’s business, operational or financial profile other than the agency’s opinion on its relative vulnerability to default.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience.

Short-Term Ratings Assigned to Obligations in Corporate, Public and Structured Finance

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1     Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2     Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3     Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B     Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C     High short-term default risk. Default is a real possibility.

RD    Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D     Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

Specific limitations relevant to the Short-Term Ratings scale include:

•	The ratings do not predict a specific percentage of default likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an obligation default.

•	The ratings do not opine on any quality related to an issuer or transaction’s profile other than the agency’s opinion on the relative vulnerability to default of the rated issuer or obligation.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience.

APPENDIX B

PROXY VOTING POLICIES – BLACKROCK U.S. REGISTERED FUNDS

Closed-End Fund Proxy Voting Policy

July 1, 2017

Effective Date: July 1, 2017

Applies to the following types of Funds registered under the 1940 Act:

☐ Open-End Mutual Funds (including money market funds)

☐ Money Market Funds Only

☐ iShares ETFs

☒ Closed-End Funds

☐ Other

The Boards of Trustees/Directors (“Directors”) of the closed-end funds advised by BlackRock Advisors, LLC (“BlackRock”) (the “Funds”) have the responsibility for the oversight of voting proxies relating to portfolio securities of the Funds, and have determined that it is in the best interests of the Funds and their shareholders to delegate that responsibility to BlackRock as part of BlackRock’s authority to manage, acquire and dispose of account assets, all as contemplated by the Funds’ respective investment management agreements.

BlackRock has adopted guidelines and procedures (together and as from time to time amended, the “BlackRock Proxy Voting Guidelines”) governing proxy voting by accounts managed by BlackRock. BlackRock will cast votes on behalf of each of the Funds on specific proxy issues in respect of securities held by each such Fund in accordance with the BlackRock Proxy Voting Guidelines; provided that in the case of securities held by BlackRock closed-end funds that have or propose to adopt classified boards, BlackRock will typically (a) vote in favor of proposals to adopt classification and against proposals to eliminate classification, and (b) not vote against directors as a result of their adoption of a classified board structure.

BlackRock will report on an annual basis to the Directors on (1) all proxy votes that BlackRock has made on behalf of the Funds in the preceding year together with a representation that all votes were in accordance with the BlackRock Proxy Voting Guidelines (as modified pursuant to the immediately preceding paragraph), and (2) any changes to the BlackRock Proxy Voting Guidelines that have not previously been reported.

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Introduction to BlackRock

BlackRock is the world’s preeminent asset management firm and a premier provider of global investment management, risk management and advisory services to institutional and individual clients around the world. BlackRock offers a wide range of investment strategies and product structures to meet clients’ needs, including individual and institutional separate accounts, mutual funds, closed-end funds, and other pooled investment vehicles and the industry-leading iShares exchange traded funds. Through BlackRock Solutions®, we offer risk management, strategic advisory and enterprise investment system services to a broad base of clients.

Philosophy on corporate governance

BlackRock’s corporate governance program is focused on protecting and enhancing the economic value of the companies in which it invests on behalf of clients. We do this through engagement with boards and management of investee companies and, for those clients who have given us authority, through voting at shareholder meetings.

We believe that there are certain fundamental rights attached to share ownership. Companies and their boards should be accountable to shareholders and structured with appropriate checks and balances to ensure that they operate in shareholders’ interests. Effective voting rights are central to the rights of ownership and there should be one vote for one share. Shareholders should have the right to elect, remove and nominate directors, approve the appointment of the auditor and to amend the corporate charter or by-laws. Shareholders should be able to vote on matters that are material to the protection of their investment including but not limited to changes to the purpose of the business, dilution levels and pre-emptive rights, the distribution of income and the capital structure. In order to exercise these rights effectively, we believe shareholders have the right to sufficient and timely information to be able to take an informed view of the proposals, and of the performance of the company and management.

Our focus is on the board of directors, as the agent of shareholders, which should set the company’s strategic aims within a framework of prudent and effective controls which enables risk to be assessed and managed. The board should provide direction and leadership to the management and oversee management’s performance. Our starting position is to be supportive of boards in their oversight efforts on our behalf and we would generally expect to support the items of business they put to a vote at shareholder meetings. Votes cast against or withheld from resolutions proposed by the board are a signal that we are concerned that the directors or management have either not acted in the interests of shareholders or have not responded adequately to shareholder concerns regarding strategy or performance.

These principles set out our approach to engaging with companies, provide guidance on our position on corporate governance and outline how our views might be reflected in our voting decisions. Corporate governance practices vary internationally and our expectations in relation to individual companies are based on the legal and regulatory framework of each market. However, as noted above, we do believe that there are some overarching principles of corporate governance that apply globally. We assess voting matters on a case-by-case basis and in light of each company’s unique circumstances. We are interested to understand from the company’s reporting its approach to corporate governance, particularly where it is different from the usual market practice, and how it benefits shareholders.

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BlackRock also believes that shareholders have responsibilities in relation to monitoring and providing feedback to companies, sometimes known as stewardship. These ownership responsibilities include, in our view, engaging with management or board members on corporate governance matters, voting proxies in the best long-term economic interests of shareholders and engaging with regulatory bodies to ensure a sound policy framework consistent with promoting long-term shareholder value creation. Institutional shareholders also have responsibilities to their clients to have appropriate resources and oversight structures. Our own approach to oversight in relation to our corporate governance activities is set out in the section below titled “BlackRock’s oversight of its corporate governance activities”.

Corporate governance, engagement and voting

We recognize that accepted standards of corporate governance differ between markets but we believe that there are sufficient common threads globally to identify an overarching set of principles. The primary objective of our corporate governance activities is the protection and enhancement of the value of our clients’ investments in public corporations. Thus, these principles focus on practices and structures that we consider to be supportive of long-term value creation. We discuss below the principles under six key themes. In our regional and market-specific voting guidelines we explain how these principles inform our voting decisions in relation to specific resolutions that may appear on the agenda of a shareholder meeting in the relevant market.

The six key themes are:

▶	Boards and directors

▶	Auditors and audit-related issues

▶	Capital structure, mergers, asset sales and other special transactions

▶	Remuneration and benefits

▶	Social, ethical and environmental issues

▶	General corporate governance matters

At a minimum we would expect companies to observe the accepted corporate governance standard in their domestic market or to explain why doing so is not in the interests of shareholders. Where company reporting and disclosure is inadequate or the approach taken is inconsistent with our view of what is in the best interests of shareholders, we will engage with the company and/or use our vote to encourage a change in practice. In making voting decisions, we take into account research from proxy advisors, other internal and external research, information published by the company or provided through engagement and the views of our equity portfolio managers.

BlackRock views engagement as an important activity; engagement provides BlackRock with the opportunity to improve our understanding of investee companies and their governance structures, so that our voting decisions may be better informed. Engagement also allows us to share our philosophy and approach to investment and corporate governance with companies to enhance their understanding of our objectives. There are a range of approaches we may take in engaging companies depending on the nature of the issue under consideration, the company and the market.

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Boards and directors

The performance of the board is critical to the economic success of the company and to the protection of shareholders’ interests. Board members serve as agents of shareholders in overseeing the strategic direction and operation of the company. For this reason, BlackRock focuses on directors in many of its engagements and sees the election of directors as one of its most important responsibilities in the proxy voting context.

We expect the board of directors to promote and protect shareholder interests by:

▶	establishing an appropriate corporate governance structure;

▶	supporting and overseeing management in setting strategy;

▶	ensuring the integrity of financial statements;

▶	making decisions regarding mergers, acquisitions and disposals;

▶	establishing appropriate executive compensation structures; and

▶	addressing business issues including social, ethical and environmental issues when they have the potential to materially impact company reputation and performance.

There should be clear definitions of the role of the board, the sub-committees of the board and the senior management such that the responsibilities of each are well understood and accepted. Companies should report publicly the approach taken to governance (including in relation to board structure) and why this approach is in the interest of shareholders. We will engage with the appropriate directors where we have concerns about the performance of the board or the company, the broad strategy of the company or the performance of individual board members. Concerns about directors may include their role on the board of a different company where that board has performed poorly and failed to protect shareholder interests.

BlackRock believes that directors should stand for re-election on a regular basis. We assess directors nominated for election or re-election in the context of the composition of the board as a whole. There should be detailed disclosure of the relevant credentials of the individual directors in order that shareholders can assess the caliber of an individual nominee. We expect there to be a sufficient number of independent directors on the board to ensure the protection of the interests of all shareholders. Common impediments to independence may include but are not limited to:

▶	current employment at the company or a subsidiary;

▶	former employment within the past several years as an executive of the company;

▶	providing substantial professional services to the company and/or members of the company’s management;

▶	having had a substantial business relationship in the past three years;

▶	having, or representing a shareholder with, a substantial shareholding in the company;

▶	being an immediate family member of any of the aforementioned; and

▶	interlocking directorships.

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BlackRock believes that the operation of the board is enhanced when there is a clearly independent, senior non-executive director to lead it. Where the chairman is also the CEO or is otherwise not independent the company should have an independent lead director. The role of this director is to enhance the effectiveness of the independent members of the board through shaping the agenda, ensuring adequate information is provided to the board and encouraging independent participation in board deliberations. The lead independent board director should be available to shareholders if they have concerns that they wish to discuss.

To ensure that the board remains effective, regular reviews of board performance should be carried out and assessments made of gaps in skills or experience amongst the members. BlackRock believes it is beneficial for new directors to be brought onto the board periodically to refresh the group’s thinking and to ensure both continuity and adequate succession planning. In identifying potential candidates, boards should take into consideration the diversity of experience and expertise of the current directors and how that might be augmented by incoming directors. We believe that directors are in the best position to assess the optimal size for the board, but we would be concerned if a board seemed too small to have an appropriate balance of directors or too large to be effective.

There are matters for which the board has responsibility that may involve a conflict of interest for executives or for affiliated directors. BlackRock believes that shareholders’ interests are best served when the independent members of the board form a sub-committee to deal with such matters. In many markets, these sub-committees of the board specialize in audit, director nominations and compensation matters.  An ad hoc committee might also be formed to decide on a special transaction, particularly one with a related party.

Auditors and audit-related issues

BlackRock recognizes the critical importance of financial statements which should provide a complete and accurate picture of a company’s financial condition. We will hold the members of the audit committee or equivalent responsible for overseeing the management of the audit function. We take particular note of cases involving significant financial restatements or ad hoc notifications of material financial weakness.

The integrity of financial statements depends on the auditor being free of any impediments to being an effective check on management. To that end, we believe it is important that auditors are, and are seen to be, independent. Where the audit firm provides services to the company in addition to the audit, the fees earned should be disclosed and explained. Audit committees should also have in place a procedure for assuring annually the independence of the auditor.

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Capital structure, mergers, asset sales and other special transactions

The capital structure of a company is critical to its owners, the shareholders, as it impacts the value of their investment and the priority of their interest in the company relative to that of other equity or debt investors. Pre-emption rights are a key protection for shareholders against the dilution of their interests.

In assessing mergers, asset sales or other special transactions, BlackRock’s primary consideration is the long-term economic interests of shareholders. Boards proposing a transaction need to clearly explain the economic and strategic rationale behind it. We will review a proposed transaction to determine the degree to which it enhances long-term shareholder value. We would prefer that proposed transactions have the unanimous support of the board and have been negotiated at arm’s length. We may seek reassurance from the board that executive and/or board members’ financial interests in a given transaction have not affected their ability to place shareholders’ interests before their own. Where the transaction involves related parties, we would expect the recommendation to support it to come from the independent directors and would prefer only non-conflicted shareholders to vote on the proposal.

BlackRock believes that shareholders have a right to dispose of company shares in the open market without unnecessary restriction. In our view, corporate mechanisms designed to limit shareholders’ ability to sell their shares are contrary to basic property rights. Such mechanisms can serve to protect and entrench interests other than those of the shareholders. We believe that shareholders are broadly capable of making decisions in their own best interests. We would expect any so-called ‘shareholder rights plans’ being proposed by a board to be subject to shareholder approval on introduction and periodically thereafter for continuation.

Remuneration and benefits

BlackRock expects a company’s board of directors to put in place a compensation structure that incentivizes and rewards executives appropriately and is aligned with shareholder interests, particularly long-term shareholder returns. We would expect the compensation committee to take into account the specific circumstances of the company and the key individuals the board is trying to incentivize. We encourage companies to ensure that their compensation packages incorporate appropriate and challenging performance conditions consistent with corporate strategy and market practice. We use third party research, in addition to our own analysis, to evaluate existing and proposed compensation structures. We hold members of the compensation committee or equivalent accountable for poor compensation practices or structures.

BlackRock believes that there should be a clear link between variable pay and company performance as reflected in returns to shareholders. We are not supportive of one-off or special bonuses unrelated to company or individual performance. We support incentive plans that pay out rewards earned over multiple and extended time periods. We believe consideration should be given to building claw back provisions into incentive plans such that executives would be required to repay rewards where they were not justified by actual performance. Compensation committees should guard against contractual arrangements that would entitle executives to material compensation for early termination of their contract. Finally, pension contributions should be reasonable in light of market practice.

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Outside directors should be compensated in a manner that does not risk compromising their independence or aligning their interests too closely with those of the management, whom they are charged with overseeing.

Social, ethical, and environmental issues

Our fiduciary duty to clients is to protect and enhance their economic interest in the companies in which we invest on their behalf. It is within this context that we undertake our corporate governance activities. We believe that well-managed companies will deal effectively with the social, ethical and environmental (“SEE”) aspects of their businesses.

BlackRock expects companies to identify and report on the material, business-specific SEE risks and opportunities and to explain how these are managed. This explanation should make clear how the approach taken by the company best serves the interests of shareholders and protects and enhances the long-term economic value of the company. The key performance indicators in relation to SEE matters should also be disclosed and performance against them discussed, along with any peer group benchmarking and verification processes in place. This helps shareholders assess how well management is dealing with the SEE aspects of the business. Any global standards adopted should also be disclosed and discussed in this context.

We may vote against the election of directors where we have concerns that a company might not be dealing with SEE issues appropriately. Sometimes we may reflect such concerns by supporting a shareholder proposal on the issue, where there seems to be either a significant potential threat or realized harm to shareholders’ interests caused by poor management of SEE matters. In deciding our course of action, we will assess whether the company has already taken sufficient steps to address the concern and whether there is a clear and material economic disadvantage to the company if the issue is not addressed.

More commonly, given that these are often not voting issues, we will engage directly with the board or management. The trigger for engagement on a particular SEE concern is our assessment that there is potential for material economic ramifications for shareholders.

We do not see it as our role to make social, ethical or political judgments on behalf of clients. We expect investee companies to comply, at a minimum, with the laws and regulations of the jurisdictions in which they operate. They should explain how they manage situations where such laws or regulations are contradictory or ambiguous.

General corporate governance matters

BlackRock believes that shareholders have a right to timely and detailed information on the financial performance and viability of the companies in which they invest. In addition, companies should also publish information on the governance structures in place and the rights of shareholders to influence these. The reporting and disclosure provided by companies helps shareholders assess whether the economic interests of shareholders have been protected and the quality of the board’s oversight of management. BlackRock believes shareholders should have the right to vote on key corporate governance matters, including on changes to governance mechanisms, to submit proposals to the shareholders’ meeting and to call special meetings of shareholders.

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BlackRock’s oversight of its corporate governance activities

Oversight

BlackRock holds itself to a very high standard in its corporate governance activities, including in relation to executing proxy votes. This function is executed by a team of dedicated BlackRock employees without sales responsibilities (the “Corporate Governance Group”), and which is considered an investment function. BlackRock maintains three regional oversight committees (“Corporate Governance Committees”) for the Americas, Europe, the Middle East and Africa (EMEA) and Asia-Pacific, consisting of senior BlackRock investment professionals. All of the regional Corporate Governance Committees report to a Global Corporate Governance Oversight Committee, which is a risk-focused committee composed of senior representatives of the active and index equity investment businesses, the Deputy General Counsel, the Global Executive Committee member to whom the Corporate Governance Group reports and the head of the Corporate Governance Group. The Corporate Governance Committees review and approve amendments to their respective proxy voting guidelines (“Guidelines”) and grant authority to the Global Head of Corporate Governance (“Global Head”), a dedicated BlackRock employee without sales responsibilities, to vote in accordance with the Guidelines. The Global Head leads the Corporate Governance Group to carry out engagement, voting and vote operations in a manner consistent with the relevant Corporate Governance Committee’s mandate. The Corporate Governance Group engages companies in conjunction with the portfolio managers in discussions of significant governance issues, conducts research on corporate governance issues and participates in industry discussions to keep abreast of the field of corporate governance. The Corporate Governance Group, or vendors overseen by the Corporate Governance Group, also monitor upcoming proxy votes, execute proxy votes and maintain records of votes cast. The Corporate Governance Group may refer complicated or particularly controversial matters or discussions to the appropriate investors and/or regional Corporate Governance Committees for their review, discussion and guidance prior to making a voting decision. BlackRock’s Equity Policy Oversight Committee (EPOC) is informed of certain aspects of the work of the Global Corporate Governance Oversight Committee and the Corporate Governance Group.

Vote execution

BlackRock carefully considers proxies submitted to funds and other fiduciary accounts (“Funds”) for which it has voting authority. BlackRock votes (or refrains from voting) proxies for each Fund for which it has voting authority based on BlackRock’s evaluation of the best long-term economic interests of shareholders, in the exercise of its independent business judgment, and without regard to the relationship of the issuer of the proxy (or any dissident shareholder) to the Fund, the Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates.

When exercising voting rights, BlackRock will normally vote on specific proxy issues in accordance with its Guidelines for the relevant market. The Guidelines are reviewed regularly and are amended consistent with changes in the local market practice, as developments in corporate governance occur, or as otherwise deemed advisable by BlackRock’s Corporate Governance Committees. The Corporate Governance Committees may, in the exercise of their business judgment, conclude that the Guidelines do not cover the specific matter upon which a proxy vote is requested or that an exception to the Guidelines would be in the best long-term economic interests of BlackRock’s clients.

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In the uncommon circumstance of there being a vote with respect to fixed income securities or the securities of privately held issuers the decision generally will be made by a Fund’s portfolio managers and/or the Corporate Governance Group based on their assessment of the particular transactions or other matters at issue.

In certain markets, proxy voting involves logistical issues which can affect BlackRock’s ability to vote such proxies, as well as the desirability of voting such proxies. These issues include but are not limited to: (i) untimely notice of shareholder meetings; (ii) restrictions on a foreigner’s ability to exercise votes; (iii) requirements to vote proxies in person; (iv) “share-blocking” (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting); (v) potential difficulties in translating the proxy; and (vi) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions. We are not supportive of impediments to the exercise of voting rights such as shareblocking or overly burdensome administrative requirements.

As a consequence, BlackRock votes proxies in these markets only on a “best-efforts” basis. In addition, the Corporate Governance Committees may determine that it is generally in the best interests of BlackRock clients not to vote proxies of companies in certain countries if the committee determines that the costs (including but not limited to opportunity costs associated with shareblocking constraints) associated with exercising a vote are expected to outweigh the benefit the client would derive by voting on the issuer’s proposal.

While it is expected that BlackRock, as a fiduciary, will generally seek to vote proxies over which BlackRock exercises voting authority in a uniform manner for all BlackRock clients, the relevant Corporate Governance Committee, in conjunction with the portfolio manager of an account, may determine that the specific circumstances of such an account require that such account’s proxies be voted differently due to such account’s investment objective or other factors that differentiate it from other accounts. In addition, BlackRock believes portfolio managers may from time to time legitimately reach differing but equally valid views, as fiduciaries for their funds and the client assets in those Funds, on how best to maximize economic value in respect of a particular investment. Accordingly, portfolio managers retain full discretion to vote the shares in the Funds they manage based on their analysis of the economic impact of a particular ballot item.

Conflicts management

BlackRock maintains policies and procedures that are designed to prevent undue influence on BlackRock’s proxy voting activity that might stem from any relationship between the issuer of a proxy (or any dissident shareholder) and BlackRock, BlackRock’s affiliates, a Fund or a Fund’s affiliates. Some of the steps BlackRock has taken to prevent conflicts include, but are not limited to:

▶	BlackRock has adopted a proxy voting oversight structure whereby the Corporate Governance Committees oversee the voting decisions and other activities of the Corporate Governance Group, and particularly its activities with respect to voting in the relevant region of each Corporate Governance Committee’s jurisdiction.

▶	The Corporate Governance Committees have adopted Guidelines for each region, which set forth the firm’s views with respect to certain corporate governance and other issues that typically arise in the proxy voting context. The Corporate Governance Committees receive periodic reports regarding the specific votes cast by the Corporate

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Governance Group and regular updates on material process issues, procedural changes and other matters of concern to the Corporate Governance Committees.

▶	BlackRock’s Global Corporate Governance Oversight Committee oversees the Global Head, the Corporate Governance Group and the Corporate Governance Committees. The Global Corporate Governance Oversight Committee conducts a review, at least annually, of the proxy voting process to ensure compliance with BlackRock’s risk policies and procedures.

▶	BlackRock maintains a reporting structure that separates the Global Head and Corporate Governance Group from employees with sales responsibilities. In addition, BlackRock maintains procedures intended to ensure that all engagements with corporate issuers or dissident shareholders are managed consistently and without regard to BlackRock’s relationship with the issuer of the proxy or dissident shareholder. Within the normal course of business, the Global Head or Corporate Governance Group may engage directly with BlackRock clients, and with employees with sales responsibilities, in discussions regarding general corporate governance policy matters, and to otherwise ensure that proxy-related client service levels are met. The Global Head or Corporate Governance Group does not discuss any specific voting matter with a client prior to the disclosure of the vote decision to all applicable clients after the shareholder meeting has taken place, except if the client is acting in the capacity as issuer of the proxy or dissident shareholder and is engaging through the established procedures independent of the client relationship.

▶	In certain instances, BlackRock may determine to engage an independent fiduciary to vote proxies as a further safeguard to avoid potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies or provide BlackRock with instructions as to how to vote such proxies. In the latter case, BlackRock votes the proxy in accordance with the independent fiduciary’s determination. Use of an independent fiduciary has been adopted for voting the proxies related to any company that is affiliated with BlackRock or any company that includes BlackRock employees on its board of directors.

With regard to the relationship between securities lending and proxy voting, BlackRock’s approach is driven by our clients’ economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue producing value of loans against the likely economic value of casting votes. Based on our evaluation of this relationship, we believe that generally the likely economic value of casting most votes is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BlackRock recalling loaned securities in order to ensure they are voted. Periodically, BlackRock analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures is necessary in light of future conditions. In addition, BlackRock may in its discretion determine that the value of voting outweighs the cost of recalling shares, and thus recall shares to vote in that instance.

Voting guidelines

The issue-specific voting Guidelines published for each region/country in which we vote are intended to summarize BlackRock’s general philosophy and approach to issues that may commonly arise in the proxy voting context in each market where we invest. These Guidelines are not intended to be exhaustive. BlackRock applies the Guidelines on a case-by-case basis, in the context of the individual circumstances of each company and the specific issue under review.

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As such, these Guidelines do not provide a guide to how BlackRock will vote in every instance. Rather, they share our view about corporate governance issues generally, and provide insight into how we typically approach issues that commonly arise on corporate ballots.

Reporting

We report our proxy voting activity directly to clients and publically as required. In addition, we publish for clients a more detailed discussion of our corporate governance activities, including engagement with companies and with other relevant parties.

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